United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-8042

(Investment Company Act File Number)

Federated Insurance Series

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 12/31/19

Date of Reporting Period: 12/31/19

Item 1.	Reports to Stockholders

Annual Shareholder Report
December 31, 2019
Share Class	Primary	Service

Federated Managed Volatility Fund II

A Portfolio of Federated Insurance Series
IMPORTANT NOTICE TO SHAREHOLDERS
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company that offers your contract or your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2019 through December 31, 2019. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Managed Volatility Fund II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2019, was 20.23% for the Primary Shares and 19.92% for the Service Shares. The 20.23% total return of the Primary Shares for the reporting period consisted of 17.71% in price appreciation and 2.52% in reinvested dividends. For the same period, the Fund's custom benchmark (“Blended Index”)1 returned 15.85%. The Blended Index consists of a blend of 40% Russell 1000® Value Index (R1000V), which returned 26.54%, and 60% Bloomberg Barclays U.S. Aggregate Bond Index (BBAB), which returned 8.72%. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which are not reflected in the total return of the Blended Index.
The Fund's investment strategy focused on income-earning investments, specifically high-quality, dividend-paying stocks2 and fixed-income securities with high current yield through: (1) portfolio allocation; (2) sector and security selection for equities and; (3) sector and security selection for bonds to achieve the Fund's objectives of high current income and moderate capital appreciation.
MARKET OVERVIEW
During the reporting period, equity markets reached all-time highs with some periods of volatility. Easing of the U.S.-China trade war proved to be a strong tailwind for most of the year. It was also the cause of much of the year's short bouts of volatility. In May, President Donald Trump announced that the anticipated trade deal would be delayed, and new tariffs would go into effect. This was followed by another announcement in the late summer that more tariffs would go into effect in the fall. However, a “Phase 1 Deal” was declared in the fourth quarter, driving strong equity returns into the end of the year. Through all this, the VIX Index3 reached its highest level of the year on just the second trading day of the reporting period and, with the exception of the aforementioned tariff headlines, spent most of the year at moderate-to-low levels.
The S&P 500 Index4 (S&P 500) returned 31.49% for the reporting period. In general, value stocks underperformed growth stocks, with cyclical sectors outperforming defensive sectors. The S&P 500's weak performance in the Energy and Health Care sectors was overshadowed by stronger performance in the Information Technology, Communications and Financials sectors.
On the fixed-income side, many of the risks that concerned investors at the end of 2018, including U.S.-China trade tensions, tighter monetary policy, Brexit (the U.K. leaving the European Union) and slowing global economic growth, faded throughout 2019. In 2019, the U.S. Federal Reserve actually reversed course and lowered the federal funds target interest rate by 25 basis points at three consecutive meetings to a new target range of 1.50%-1.75%. As a result, the U.S. Treasury curve experienced a “Bull Steepening” in 2019. Specifically, interest rates declined for all maturities. However, the largest rate declines were in the front-end of the Treasury curve, where all maturities of 5 years or less declined by at least 80 basis points, while the 30-year Treasury rate declined by approximately 60 basis points. In the fourth quarter, a potential Phase 1 trade agreement between the U.S. and China and the reduced risk of a hard Brexit also contributed to the rally of the higher-beta fixed-income markets. The combination of lower Treasury rates across the curve and more positive investor sentiment led to positive total returns for all major U.S. fixed-income markets.5 The fixed-income spread sectors, such as mortgage-backed securities (MBS),6 investment-grade7 corporates, emerging markets8 and high yield,9 outperformed the U.S. Treasury market on a total return and duration-adjusted basis.10 For the reporting period, the Bloomberg Barclays U.S. Treasury Index11 returned 6.86%, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index12 returned 14.32%, the Bloomberg Barclays Emerging Markets U.S. Aggregate Index13 returned 13.11%, the Bloomberg Barclays U.S. Corporate Investment Grade Index14 returned 14.54% and the Bloomberg Barclays MBS Index15 returned 6.35%.
PORTFOLIO ALLOCATION
During the reporting period, the Fund's portfolio was allocated between stocks and fixed-income securities in a manner reflecting the Fund's primary investment objective of income and its secondary objective of capital appreciation. Factors used in making this allocation were: (1) the Fund's ability to pay and maintain an attractive level of dividends; and (2) the expected relative total return of fixed-income securities and stocks. The allocation at the end of the reporting period on December 31, 2019 was 53% fixed-income securities, 40% stocks and 7% cash equivalents and other assets/liabilities. Furthermore, at the end of the reporting period, the Fund had a futures volatility overlay of 58%.16
Relative to the Blended Index, the Fund's allocation, other than the overlay, had a slight negative effect on Fund performance because of an allocation to cash for futures margin.
Annual Shareholder Report

SECTOR AND SECURITY SELECTION–EQUITY
The equity component of the Fund contributed to the Fund's current income objective; however, it slightly underperformed the R1000V benchmark during the reporting period. Fund management focused on realization of the Fund's income and total return objectives by purchasing and holding income-producing equity securities with favorable valuation levels. Relative to the equity component of the Blended Index, stock selection contributed negatively to the Fund's equity performance and was slightly offset by positive sector allocation, due to marginal sector weight deviations relative to the benchmark. Stock selection in the Financials and Consumer Staples sectors contributed positively to the Fund's equity performance. This was more than offset by negative stock selection in the Utilities, Real Estate and Communication Services sectors.
During the reporting period, the Fund invested in S&P 500 futures contracts for volatility risk management purposes. The second and third quarters of 2019 contained short-lived volatility spikes, causing the Fund to temporarily reduce its volatility overlay. However, the Fund ended the year with its futures allocation near the high end of its specified range. The long futures exposure in the year was the major positive contributor to Fund performance for the reporting period. Despite the large futures exposure for most of the year, the low levels of market volatility helped to cause the realized, annualized daily volatility of the Fund to fall below its 8%-12% target range, at only 7%.
SECTOR AND SECURITY SELECTION–BONDS
For the reporting period, the fixed-income portfolio outperformed its benchmark's (BBAB) return of 8.72%. Sector allocation was the largest positive contributor to the Fund's fixed-income performance in 2019. The overweight to the credit-sensitive high-yield, emerging markets and investment-grade corporate sectors and the resulting underweight to the U.S. Treasury market resulted in the positive sector performance in a strong year for credit. Security selection, especially in investment-grade corporates, was also a positive contributor to performance. The fixed-income portfolio's duration during the year averaged 96% of its benchmark, resulting in a negative contribution to performance in a declining rate environment. The fixed-income's yield curve positioning did not have a material impact on Fund performance.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2	There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend-paying stocks. High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risk of default.
3	The CBOE Volatility Index® (VIX® Index) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index option prices.*
4	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the S& P 500 Index.
5	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
6	The value of some mortgage-backed securities may be particularly sensitive to changes in the prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
7	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
8	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.
9	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and a higher risk of default.
10	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
11	The Bloomberg Barclays U.S. Treasury Index measures U.S dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury.*
12	The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis.*
13	The Bloomberg Barclays Emerging Markets U.S. Aggregate Index tracks total returns for external-currency-denominated debt instruments of the emerging markets.*
14	The Bloomberg Barclays U.S. Corporate Investment Grade Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers.*
15	The Bloomberg Barclays MBS Index covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).*
16	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities or other traditional instruments.
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Managed Volatility Fund II from December 31, 2009 to December 31, 2019, compared to the Standard & Poor's 500 Index (S&P 500),2,3 the Russell 1000® Value Index (R1000V),3,4 both broad-based securities market indexes, and a blend of indexes comprised of 40% R1000V/60% Bloomberg Barclays U.S. Aggregate Bond Index (BBAB) (“Blended Index”).3,4 The Average Annual Total Return table below shows returns averaged over the stated periods.
GROWTH of a $10,000 Investment
Growth of $10,000 as of December 31, 2019
*	The performance of the Primary Shares and Service Shares is substantially similar for the time period shown and, therefore, only one line appears in the graph.

Average Annual Total Returns for the Period Ended 12/31/2019
	1 Year	5 Years	10 Years
Primary Shares	20.23%	5.28%	8.12%
Service Shares[5]	19.92%	5.21%	8.08%
S&P 500	31.49%	11.70%	13.56%
R1000V	26.54%	8.29%	11.80%
Blended Index	15.85%	5.33%	7.14%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
Annual Shareholder Report

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, R1000V and the Blended Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
3	The S&P 500, R1000V and the Blended Index are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
4	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The R1000V is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The R1000V is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The Bloomberg Barclays U.S. Aggregate Bond Index measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities.
5	The Fund's Service (S) Class commenced operations on April 26, 2018. For the periods prior to the commencement of operations of the Fund's S class, the performance information shown is for the Fund's Primary (P) class. The performance of the P class has not been adjusted to reflect the expenses applicable to the S class. The total returns of the S class would have been substantially similar to the annual returns for the P class over the same period because the classes are invested in the same portfolio of securities and would differ only to the extent the classes do not have the same expenses. The expenses of the S class are higher than those of the P class; accordingly, the performance of the S class is anticipated to be lower than the performance of the P class.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At December 31, 2019, the Fund's portfolio composition1 was as follows:
Portfolio Composition	Percentage of Total Net Assets
Domestic Fixed-Income Securities	44.6%
Domestic Equity Securities	40.0%
Federated High Income Bond Fund II, Class P	2.5%
Federated Project and Trade Finance Core Fund	2.5%
Emerging Markets Core Fund	1.7%
Federated Bank Loan Core Fund	1.0%
International Equity Securities	0.3%
Federated U.S. Government Securities Fund: 2-5 Years, Institutional Shares[2]	0.0%
Cash Equivalents[3]	0.6%
Other Security Types[4]	0.1%
Derivative Contracts[5]	1.6%
Repurchase Agreement	4.3%
Other Assets and Liabilities—Net[6]	0.8%
TOTAL	100.0%
At December 31, 2019, the Fund's sector composition7 for its equity securities was as follows:
Sector Composition of Equity Holdings	Percentage of Equity Securities
Financials	24.5%
Health Care	13.5%
Industrials	9.4%
Consumer Staples	8.8%
Energy	8.0%
Communication Services	7.9%
Information Technology	6.6%
Utilities	6.4%
Consumer Discretionary	5.7%
Real Estate	5.0%
Materials	4.2%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested greater than 10% of its net assets are not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments. Affiliated investment companies (other than an affiliated money market mutual fund) in which the Fund invested less than 10% of its net assets are listed individually in the table.
2	Represents less than 0.1%.
3	Cash Equivalents include any investments in money market mutual funds.
4	Other Security Types consist of purchased options.
5	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the tables at the end of the Portfolio of Investments included in this Report.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
7	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Co-Advisers assign a classification to securities not classified by the GICS and to securities for which the Co-Advisers do not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments
December 31, 2019
Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—40.3%
		Communication Services—3.2%
106,592		AT&T, Inc.	$4,165,615
85,368		CenturyLink, Inc.	1,127,711
2,001	[1]	Charter Communications, Inc.	970,645
74,221		Comcast Corp., Class A	3,337,718
44	[1]	DISH Network Corp., Class A	1,561
8,646	[1]	Discovery, Inc., Class C	263,617
4,361		Fox Corp.	161,662
13,224	[1]	Lions Gate Entertainment Corp., Class A	140,968
17,507	[1]	Lions Gate Entertainment Corp., Class B	173,845
48,353		News Corp., Inc., Class B	701,602
10,935		Sinclair Broadcast Group, Inc.	364,573
8,902	[1]	Take-Two Interactive Software, Inc.	1,089,872
96,274		Verizon Communications, Inc.	5,911,224
4,935		ViacomCBS, Inc., Class A	221,433
158		ViacomCBS, Inc., Class B	6,631
23,179		Walt Disney Co.	3,352,379
35,059	[1]	Zynga, Inc.	214,561
		TOTAL	22,205,617
		Consumer Discretionary—2.3%
10,841	[1]	Caesars Entertainment Corp.	147,438
68		Dollar General Corp.	10,607
11,766	[1]	Dollar Tree, Inc.	1,106,592
4,365		Expedia Group, Inc.	472,031
16,913		Extended Stay America, Inc.	251,327
211,150		Ford Motor Co.	1,963,695
4,813	[1]	Frontdoor, Inc.	228,232
24,952		Gentex Corp.	723,109
7,796		Home Depot, Inc.	1,702,490
17,091		L Brands, Inc.	309,689
26,480	[1]	LKQ Corp.	945,336
3,016		MGM Resorts International	100,342
18,569		McDonald's Corp.	3,669,420
33,254		Newell Brands, Inc.	639,142
7,819	[1]	Norwegian Cruise Line Holdings Ltd.	456,708
39,147		Pulte Group, Inc.	1,518,904
6,701		Target Corp.	859,135
9,019	[1]	Under Armour, Inc., Class C	172,984
586		Yum China Holding, Inc.	28,134
5,350		Yum! Brands, Inc.	538,906
		TOTAL	15,844,221
		Consumer Staples—3.6%
18,325		Altria Group, Inc.	914,601
18,000	[1]	Bellring Brands, Inc.	383,220
17,515		Colgate-Palmolive Co.	1,205,732
561	[1]	Herbalife Ltd.	26,743
8,908		Hershey Foods Corp.	1,309,298
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—continued
		Consumer Staples—continued
1,500		Kimberly-Clark Corp.	$206,325
35,116		Kraft Heinz Co./The	1,128,277
1,862		Lamb Weston Holdings, Inc.	160,188
50,287		Mondelez International, Inc.	2,769,808
5,946		PepsiCo, Inc.	812,640
27,974		Philip Morris International, Inc.	2,380,308
52,928		Procter & Gamble Co.	6,610,707
2,190	[1]	Sprouts Farmers Market, Inc.	42,376
40,831		The Coca-Cola Co.	2,259,996
1,601		Walgreens Boots Alliance, Inc.	94,395
37,944		WalMart, Inc.	4,509,265
		TOTAL	24,813,879
		Energy—3.2%
27,634		Cabot Oil & Gas Corp., Class A	481,108
41,139		Chevron Corp.	4,957,661
30,148		ConocoPhillips	1,960,525
4,492		Continental Resources, Inc.	154,076
11,712		EOG Resources, Inc.	980,997
26,772		EQT Corp.	291,815
81,521		Exxon Mobil Corp.	5,688,535
145		Helmerich & Payne, Inc.	6,587
7,036		Hess Corp.	470,075
60,378		Kinder Morgan, Inc.	1,278,202
15,078		Marathon Oil Corp.	204,759
21,839		Occidental Petroleum Corp.	899,985
9,776		Parsley Energy, Inc.	184,864
19,367		Patterson-UTI Energy, Inc.	203,354
5,279		Phillips 66	588,133
2,979		Pioneer Natural Resources, Inc.	450,931
40,423		Schlumberger Ltd.	1,625,005
12,433		Valero Energy Corp.	1,164,351
32,967		Williams Cos., Inc.	781,977
		TOTAL	22,372,940
		Financials—9.9%
64,198		AXA Equitable Holdings, Inc.	1,590,826
6,314		Aflac, Inc.	334,011
12,579		Allstate Corp.	1,414,509
49,185		Ally Financial, Inc.	1,503,094
4,416		Ameriprise Financial, Inc.	735,617
4,218	[1]	Athene Holding Ltd.	198,373
45,000	[1]	BRP Group, Inc.	722,250
201,332		Bank of America Corp.	7,090,913
36,767		Bank of New York Mellon Corp.	1,850,483
31,339	[1]	Berkshire Hathaway, Inc., Class B	7,098,283
14,753	[1]	Brighthouse Financial, Inc.	578,760
12,708		CIT Group Holdings, Inc.	579,866
258		CME Group, Inc.	51,786
26,759		CNA Financial Corp.	1,199,071
6,986		Capital One Financial Corp.	718,929
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—continued
		Financials—continued
60,232		Chimera Investment Corp.	$1,238,370
704		Chubb Ltd.	109,585
59,345		Citigroup, Inc.	4,741,072
37,810		Citizens Financial Group, Inc.	1,535,464
21,593		Comerica, Inc.	1,549,298
2,681		Discover Financial Services	227,402
13,822		E*Trade Financial Corp.	627,104
9,959		First Horizon National Corp.	164,921
5,930		Goldman Sachs Group, Inc.	1,363,485
3,474		Hanover Insurance Group, Inc.	474,792
56,484		JPMorgan Chase & Co.	7,873,870
19,421		Jefferies Financial Group, Inc.	415,027
1,887		Kemper Corp.	146,242
15,152		KeyCorp	306,676
10,791		Lazard Ltd., Class A	431,208
21,553		Lincoln National Corp.	1,271,843
30,400		Loews Corp.	1,595,696
17,330		MGIC Investment Corp.	245,566
42,503		MetLife, Inc.	2,166,378
36,205		Morgan Stanley	1,850,800
71,359		Navient Corp.	976,191
117,947		New York Community Bancorp, Inc.	1,417,723
20,943		OneMain Holdings, Inc.	882,747
45,000	[1]	Oportun Financial Corp.	1,071,000
5,352		Popular, Inc.	314,430
12,868		Prudential Financial, Inc.	1,206,246
78,367		Regions Financial Corp.	1,344,778
45,000	[1]	Silvergate Capital Corp.	715,950
28,253		Synchrony Financial	1,017,391
4,644		U.S. Bancorp	275,343
48,097		Unum Group	1,402,508
78,605		Wells Fargo & Co.	4,228,949
		TOTAL	68,854,826
		Health Care—5.4%
19,777		Abbott Laboratories	1,717,830
5,519	[1]	Alkermes, Inc.	112,588
9,930		Allergan PLC	1,898,318
2,524	[1]	Alnylam Pharmaceuticals, Inc.	290,689
2,525		Amgen, Inc.	608,702
45,000	[1]	Andlauer Healthcare Group, Inc.	694,813
3,034		Anthem, Inc.	916,359
1,314		Baxter International, Inc.	109,877
3,267	[1]	Biogen, Inc.	969,417
13,266		CVS Health Corp.	985,531
6,186		Cardinal Health, Inc.	312,888
1,377		Cooper Cos., Inc.	442,416
11,067		Danaher Corp.	1,698,563
174	[1]	Davita, Inc.	13,055
7,954		Dentsply Sirona, Inc.	450,117
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—continued
		Health Care—continued
30,000	[1]	Frequency Therapeutics, Inc.	$525,900
17,436		Gilead Sciences, Inc.	1,132,991
6,144		HCA Healthcare, Inc.	908,145
1,911		Hill-Rom Holdings, Inc.	216,956
25,973	[1]	Hologic, Inc.	1,356,050
975	[1]	Horizon Therapeutics PLC	35,295
2,053		Humana, Inc.	752,466
3,963	[1]	IQVIA Holdings, Inc.	612,323
42,746		Johnson & Johnson	6,235,359
29,162	[1]	MEDNAX, Inc.	810,412
11,912		McKesson Corp.	1,647,668
23,629		Medtronic PLC	2,680,710
17,271		Merck & Co., Inc.	1,570,798
5,483	[1]	Mylan NV	110,208
82,361		Pfizer, Inc.	3,226,904
24,000	[1]	Progyny, Inc.	658,800
2,286		STERIS PLC	348,432
60,000	[1]	SmileDirectClub, Inc.	524,400
6,783		Thermo Fisher Scientific, Inc.	2,203,593
3,442		Universal Health Services, Inc., Class B	493,789
1,764		West Pharmaceutical Services, Inc.	265,182
2,440		Zimmer Biomet Holdings, Inc.	365,219
		TOTAL	37,902,763
		Industrials—3.8%
9,178		3M Co.	1,619,183
6,639		Ametek, Inc.	662,174
19,125		CSX Corp.	1,383,885
1,713		Carlisle Cos., Inc.	277,232
3,263		Caterpillar, Inc.	481,880
1,974		Copa Holdings SA, Class A	213,350
4,484		Cummins, Inc.	802,457
16,758		Delta Air Lines, Inc.	980,008
6,285		Dover Corp.	724,409
2,699		Eaton Corp. PLC	255,649
22,302		Emerson Electric Co.	1,700,751
1,075	[1]	Gardner Denver Holdings, Inc.	39,431
142,426		General Electric Co.	1,589,474
31,942	[1]	HD Supply, Inc.	1,284,707
13,119		Honeywell International, Inc.	2,322,063
3,024		Hubbell, Inc.	447,008
6,172		Ingersoll-Rand PLC	820,382
444		L3Harris Technologies, Inc.	87,854
2,050	[1]	Lyft, Inc.	88,191
839		Macquarie Infrastructure Co.	35,943
12,835		Masco Corp.	615,952
7,085		Nielsen Holdings PLC	143,826
4,601		Norfolk Southern Corp.	893,192
2,400		Parker-Hannifin Corp.	493,968
2,670		Roper Technologies, Inc.	945,794
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—continued
		Industrials—continued
15,332		Southwest Airlines Co.	$827,621
1,473		Spirit AeroSystems Holdings, Inc., Class A	107,352
2,650	[1]	Teledyne Technologies, Inc.	918,331
862	[1]	Transdigm Group, Inc.	482,720
5,244	[1]	United Airlines Holdings, Inc.	461,944
2,218	[1]	United Rentals, Inc.	369,896
7,228		United Technologies Corp.	1,082,465
5,705		Valmont Industries, Inc.	854,495
2,786	[1]	WABCO Holdings, Inc.	377,503
10,898		Waste Management, Inc.	1,241,936
6,117		Woodward, Inc.	724,497
		TOTAL	26,357,523
		Information Technology—2.6%
3,817		Alliance Data Systems Corp.	428,267
8,426	[1]	Autodesk, Inc.	1,545,834
23,272		Avnet, Inc.	987,664
11,760	[1]	Bill.Com Holdings, Inc.	447,468
3,034	[1]	Ciena Corp.	129,522
2,312	[1]	Cree, Inc.	106,699
4,277		Cypress Semiconductor Corp.	99,782
6,746	[1]	Dell Technologies, Inc.	346,677
1,955		HP, Inc.	40,175
4,678		IBM Corp.	627,039
107,736		Intel Corp.	6,448,000
33,379		Marvell Technology Group Ltd.	886,546
27,334	[1]	Micron Technology, Inc.	1,470,023
9,214		Motorola, Inc.	1,484,744
53,283		NortonLifeLock, Inc.	1,359,782
18,794	[1]	Nuance Communications, Inc.	335,097
2,509	[1]	ON Semiconductor Corp.	61,169
3,475	[1]	Qorvo, Inc.	403,899
18,000	[1]	Sitime Corp.	459,000
773	[1]	Verisign, Inc.	148,942
16,221		Xerox Holdings Corp.	598,068
		TOTAL	18,414,397
		Materials—1.7%
6,312		Air Products & Chemicals, Inc.	1,483,257
11,463	[1]	Alcoa Corp.	246,569
6,532		Aptargroup, Inc.	755,230
3,248		Ardagh Group SA	63,596
5,233		Avery Dennison Corp.	684,581
6,388	[1]	Berry Global Group, Inc.	303,366
17,626		CF Industries Holdings, Inc.	841,465
12,995		Celanese Corp.	1,599,945
9,031		Corteva, Inc.	266,956
9,031		Dow, Inc	494,267
11,941		DuPont de Nemours, Inc.	766,612
3,791		Eagle Materials, Inc.	343,692
14,762		Huntsman Corp.	356,650
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		COMMON STOCKS—continued
		Materials—continued
8,438		International Paper Co.	$388,570
3,734		Linde PLC	794,969
2,707		LyondellBasell Industries N.V.	255,757
2,022		Martin Marietta Materials	565,432
1,177		Olin Corp.	20,303
5,841		Reliance Steel & Aluminum Co.	699,518
833		Royal Gold, Inc.	101,834
12,153		Steel Dynamics, Inc.	413,688
20,239		Valvoline, Inc.	433,317
33		Vulcan Materials Co.	4,752
		TOTAL	11,884,326
		Real Estate—2.0%
27,677		Apartment Investment & Management Co., Class A	1,429,517
844		Avalonbay Communities, Inc.	176,987
38,516		Equity Commonwealth	1,264,480
11,427		Equity Residential Properties Trust	924,673
1,787		Essex Property Trust, Inc.	537,637
3,869		Extra Space Storage, Inc.	408,644
45,772		Healthpeak Properties, Inc.	1,577,761
42,524		Host Hotels & Resorts, Inc.	788,820
52,495		Invitation Homes, Inc.	1,573,275
700		Mid-American Apartment Communities, Inc.	92,302
6,893		Public Storage	1,467,933
89,230		SITE Centers Corp.	1,251,005
2,211		Simon Property Group, Inc.	329,350
162,366		VEREIT, Inc.	1,500,262
24,154		Weingarten Realty Investors	754,571
		TOTAL	14,077,217
		Utilities—2.6%
55,413		AES Corp.	1,102,719
20,187		Ameren Corp.	1,550,362
23,324		American Electric Power Co., Inc.	2,204,351
5,780		DTE Energy Co.	750,649
302		Duke Energy Corp.	27,545
25,643		Evergy, Inc.	1,669,103
42,874		Exelon Corp.	1,954,626
33,476		NRG Energy, Inc.	1,330,671
9,813		NextEra Energy, Inc.	2,376,316
10,332	[1]	P G & E Corp.	112,309
15,502		Pinnacle West Capital Corp.	1,394,095
19,111		Public Service Enterprises Group, Inc.	1,128,504
22,077		UGI Corp.	996,997
56,651		Vistra Energy Corp.	1,302,406
		TOTAL	17,900,653
		TOTAL COMMON STOCKS (IDENTIFIED COST $237,752,822)	280,628,362
		ADJUSTABLE RATE MORTGAGE—0.0%
$5,404	[2]	Federal National Mortgage Association ARM, 4.144%, 9/1/2037 (IDENTIFIED COST $5,443)	5,658
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		COMMERCIAL MORTGAGE-BACKED SECURITIES—1.0%
		Agency Commercial Mortgage-Backed Securities—0.1%
$790,000		FREMF Mortgage Trust 2015-K49 REMIC, Class B, 3.720%, 10/25/2048	$814,822
56,594		Federal Home Loan Mortgage Corp. REMIC, Series K504, Class A2, 2.566%, 9/25/2020	56,578
		TOTAL	871,400
		Commercial Mortgage—0.9%
1,335,000		Banc of America Commercial Mortgage Trust 2016-UBS10, Class A4, 3.170%, 7/15/2049	1,384,278
340,000		Bank 2018-BN12, Class A4, 4.255%, 5/15/2061	380,666
1,000,000	[2]	Bank 2018-BN15, Class A4, 4.407% (12-month USLIBOR +0.000%), 11/15/2061	1,130,523
85,000		Bank 2017-BN8, Class A4, 3.488%, 11/15/2050	90,420
1,000,000		Benchmark Mortgage Trust 2018-B1, Class A5, 3.666%, 1/15/2051	1,075,384
50,000		Commercial Mortgage Trust 2015-DC1, Class AM, 3.724%, 2/10/2048	52,030
1,000,000		Fontainebleau Miami Beach Trust, Class B, 3.447%, 12/10/2036	1,021,907
100,000		JPMDB Commercial Mortgage Securities Trust 2016-C4, Class A3, 3.141%, 12/15/2049	103,519
590,000		UBS-Barclays Commercial Mortgage Trust 2013-C6, Class B, 3.875%, 4/10/2046	612,442
105,000		WF-RBS Commercial Mortgage Trust 2014-C25, Class B, 4.236%, 11/15/2047	110,647
		TOTAL	5,961,816
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $6,578,151)	6,833,216
		CORPORATE BONDS—17.2%
		Basic Industry - Chemicals—0.2%
200,000		Albemarle Corp., 4.150%, 12/1/2024	214,306
200,000		Albemarle Corp., Sr. Unsecd. Note, 5.450%, 12/1/2044	229,088
600,000		RPM International, Inc., Sr. Unsecd. Note, 4.550%, 3/1/2029	649,892
		TOTAL	1,093,286
		Basic Industry - Metals & Mining—0.1%
156,000		Carpenter Technology Corp., Sr. Unsecd. Note, 4.450%, 3/1/2023	161,771
650,000		Reliance Steel & Aluminum Co., Sr. Unsecd. Note, 4.500%, 4/15/2023	687,038
150,000		Worthington Industries, Inc., Sr. Unsecd. Note, 4.300%, 8/1/2032	153,317
55,000		Worthington Industries, Inc., Sr. Unsecd. Note, 4.550%, 4/15/2026	58,524
		TOTAL	1,060,650
		Capital Goods - Aerospace & Defense—0.4%
750,000		Airbus Group SE, Sr. Unsecd. Note, 144A, 3.150%, 4/10/2027	779,071
400,000		Embraer Netherlands BV, Sr. Unsecd. Note, 5.050%, 6/15/2025	439,670
50,000		Embraer Overseas Ltd., Sr. Unsecd. Note, 144A, 5.696%, 9/16/2023	55,021
160,000		Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, 3.483%, 12/1/2027	166,760
400,000		Lockheed Martin Corp., Sr. Unsecd. Note, 2.900%, 3/1/2025	415,723
585,000		Northrop Grumman Corp., Sr. Unsecd. Note, 3.250%, 1/15/2028	610,295
500,000		Textron, Inc., Sr. Unsecd. Note, 3.650%, 3/15/2027	519,807
20,000		Textron, Inc., Sr. Unsecd. Note, 4.000%, 3/15/2026	21,318
25,000		Textron, Inc., Sr. Unsecd. Note, 4.300%, 3/1/2024	26,830
		TOTAL	3,034,495
		Capital Goods - Building Materials—0.1%
60,000		Allegion PLC, Sr. Unsecd. Note, 3.500%, 10/1/2029	61,113
110,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.200%, 10/1/2024	113,106
490,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.550%, 10/1/2027	502,516
40,000		Masco Corp., Sr. Unsecd. Note, 4.375%, 4/1/2026	43,219
165,000		Masco Corp., Sr. Unsecd. Note, 4.500%, 5/15/2047	166,348
		TOTAL	886,302
		Capital Goods - Construction Machinery—0.2%
770,000		CNH Industrial NV, Sr. Unsecd. Note, Series MTN, 3.850%, 11/15/2027	803,532
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Capital Goods - Construction Machinery—continued
$450,000	John Deere Capital Corp., Sr. Unsecd. Note, Series MTN, 3.450%, 3/7/2029	$489,148
	TOTAL	1,292,680
	Capital Goods - Diversified Manufacturing—0.3%
750,000	Lennox International, Inc., Sr. Unsecd. Note, 3.000%, 11/15/2023	763,228
500,000	Roper Technologies, Inc., Sr. Unsecd. Note, 2.800%, 12/15/2021	507,448
800,000	Valmont Industries, Inc., 5.250%, 10/1/2054	797,190
	TOTAL	2,067,866
	Capital Goods - Packaging—0.1%
600,000	Packaging Corp. of America, Sr. Unsecd. Note, 3.650%, 9/15/2024	630,672
360,000	WestRock Co., Sr. Unsecd. Note, Series WI, 4.000%, 3/15/2028	387,270
	TOTAL	1,017,942
	Communications - Cable & Satellite—0.5%
250,000	CCO Safari II LLC, 6.484%, 10/23/2045	312,219
1,600,000	Comcast Corp., Sr. Unsecd. Note, 3.150%, 2/15/2028	1,676,731
350,000	Comcast Corp., Sr. Unsecd. Note, 3.300%, 2/1/2027	370,678
600,000	Comcast Corp., Sr. Unsecd. Note, 3.950%, 10/15/2025	654,825
300,000	Time Warner Cable, Inc., Company Guarantee, 5.500%, 9/1/2041	334,967
	TOTAL	3,349,420
	Communications - Media & Entertainment—0.4%
600,000	British Sky Broadcasting Group PLC, 144A, 3.750%, 9/16/2024	642,566
135,000	Fox Corp., Sr. Unsecd. Note, 144A, 4.709%, 1/25/2029	153,869
180,000	Fox Corp., Sr. Unsecd. Note, 144A, 5.576%, 1/25/2049	228,944
500,000	Grupo Televisa S.A., Sr. Unsecd. Note, 5.000%, 5/13/2045	523,176
100,000	Omnicom Group, Inc., Sr. Unsecd. Note, 3.600%, 4/15/2026	105,345
600,000	Omnicom Group, Inc., Sr. Unsecd. Note, 3.625%, 5/1/2022	621,466
200,000	Walt Disney Co., Sr. Unsecd. Note, 2.000%, 9/1/2029	194,119
	TOTAL	2,469,485
	Communications - Telecom Wireless—0.3%
300,000	American Tower Corp., Sr. Unsecd. Note, 5.000%, 2/15/2024	330,402
350,000	Bell Canada, Sr. Unsecd. Note, 4.464%, 4/1/2048	405,283
450,000	Crown Castle International Corp., Sr. Unsecd. Note, 3.800%, 2/15/2028	479,505
500,000	Vodafone Group PLC, Sr. Unsecd. Note, 4.125%, 5/30/2025	542,997
280,000	Vodafone Group PLC, Sr. Unsecd. Note, 5.250%, 5/30/2048	337,082
	TOTAL	2,095,269
	Communications - Telecom Wirelines—0.6%
800,000	AT&T, Inc., Sr. Unsecd. Note, 3.200%, 3/1/2022	819,377
800,000	AT&T, Inc., Sr. Unsecd. Note, 4.800%, 6/15/2044	911,657
800,000	Deutsche Telekom International Finance BV, Sr. Unsecd. Note, 144A, 3.600%, 1/19/2027	842,303
580,000	Telefonica Emisiones SAU, Sr. Unsecd. Note, 5.213%, 3/8/2047	687,514
350,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.125%, 8/15/2046	394,990
534,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.672%, 3/15/2055	659,661
125,000	Verizon Communications, Inc., Sr. Unsecd. Note, 5.150%, 9/15/2023	138,661
	TOTAL	4,454,163
	Consumer Cyclical - Automotive—0.5%
500,000	Daimler Finance NA LLC, Sr. Unsecd. Note, 144A, 3.350%, 2/22/2023	514,216
350,000	Fiat Chrysler Automobiles NV, Sr. Unsecd. Note, 5.250%, 4/15/2023	374,934
350,000	General Motors Co., Sr. Unsecd. Note, 5.200%, 4/1/2045	353,163
400,000	General Motors Financial Co., Inc., Sr. Unsecd. Note, 4.000%, 10/6/2026	419,345
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Consumer Cyclical - Automotive—continued
$600,000	Nissan Motor Acceptance Corp., Sr. Unsecd. Note, 144A, 2.650%, 7/13/2022	$601,781
720,000	Toyota Motor Credit Corp., Sr. Unsecd. Note, Series GMTN, 2.700%, 1/11/2023	734,738
200,000	Volkswagen Group of America Finance LLC, Sr. Unsecd. Note, 144A, 4.000%, 11/12/2021	206,861
	TOTAL	3,205,038
	Consumer Cyclical - Retailers—0.5%
589,000	Advance Auto Parts, Inc., 4.500%, 12/1/2023	631,256
310,000	CVS Health Corp., Sr. Unsecd. Note, 4.300%, 3/25/2028	338,559
550,000	CVS Health Corp., Sr. Unsecd. Note, 5.050%, 3/25/2048	650,850
540,000	Dollar General Corp., Sr. Unsecd. Note, 3.875%, 4/15/2027	578,069
600,000	Dollar Tree, Inc., Sr. Unsecd. Note, 3.700%, 5/15/2023	625,005
500,000	Home Depot, Inc., Sr. Unsecd. Note, 2.800%, 9/14/2027	519,927
40,000	O'Reilly Automotive, Inc., Sr. Unsecd. Note, 3.550%, 3/15/2026	42,317
	TOTAL	3,385,983
	Consumer Cyclical - Services—0.3%
400,000	Amazon.com, Inc., Sr. Unsecd. Note, 3.875%, 8/22/2037	454,208
400,000	Expedia Group, Inc., Sr. Unsecd. Note, 3.800%, 2/15/2028	407,966
400,000	IHS Markit Ltd., Sr. Unsecd. Note, 4.750%, 8/1/2028	446,435
480,000	Visa, Inc., Sr. Unsecd. Note, 2.750%, 9/15/2027	501,013
200,000	Visa, Inc., Sr. Unsecd. Note, 2.800%, 12/14/2022	205,818
30,000	Visa, Inc., Sr. Unsecd. Note, 3.150%, 12/14/2025	31,707
	TOTAL	2,047,147
	Consumer Non-Cyclical - Food/Beverage—1.0%
165,000	Anheuser-Busch InBev Finance, Inc., 4.900%, 2/1/2046	194,630
835,000	Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.439%, 10/6/2048	937,251
485,000	Constellation Brands, Inc., Sr. Unsecd. Note, 4.650%, 11/15/2028	545,544
500,000	Flowers Foods, Inc., Sr. Unsecd. Note, 3.500%, 10/1/2026	510,178
200,000	General Mills, Inc., Sr. Unsecd. Note, 3.700%, 10/17/2023	210,731
150,000	General Mills, Inc., Sr. Unsecd. Note, 4.550%, 4/17/2038	173,702
280,000	General Mills, Inc., Sr. Unsecd. Note, 4.700%, 4/17/2048	333,546
500,000	Grupo Bimbo S.A.B. de CV, 144A, 4.875%, 6/27/2044	535,897
690,000	Heineken NV, Sr. Unsecd. Note, 144A, 3.500%, 1/29/2028	731,042
220,000	Keurig Dr Pepper, Inc., Sr. Unsecd. Note, 4.417%, 5/25/2025	240,326
500,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 3.950%, 7/15/2025	529,318
140,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 4.375%, 6/1/2046	137,852
800,000	PepsiCo, Inc., Sr. Unsecd. Note, 3.000%, 10/15/2027	847,939
300,000	Smucker (J.M.) Co., Sr. Unsecd. Note, 3.500%, 3/15/2025	315,675
495,000	Tyson Foods, Inc., Sr. Unsecd. Note, 3.550%, 6/2/2027	526,588
400,000	Tyson Foods, Inc., Sr. Unsecd. Note, 4.550%, 6/2/2047	456,225
	TOTAL	7,226,444
	Consumer Non-Cyclical - Health Care—0.2%
155,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 2.750%, 9/15/2029	153,992
392,000	Becton Dickinson & Co., Sr. Unsecd. Note, 3.700%, 6/6/2027	417,646
200,000	Becton Dickinson & Co., Sr. Unsecd. Note, 4.669%, 6/6/2047	238,058
79,000	Becton Dickinson & Co., Sr. Unsecd. Note, 4.685%, 12/15/2044	92,323
140,000	DH Europe Finance II S.a r.l., Sr. Unsecd. Note, 2.600%, 11/15/2029	139,579
300,000	PerkinElmer, Inc., Sr. Unsecd. Note, 3.300%, 9/15/2029	306,632
10,000	Stryker Corp., Sr. Unsecd. Note, 3.500%, 3/15/2026	10,641
	TOTAL	1,358,871
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Consumer Non-Cyclical - Pharmaceuticals—0.6%
$283,000	Abbott Laboratories, Sr. Unsecd. Note, 3.750%, 11/30/2026	$309,256
225,000	AbbVie, Inc., Sr. Unsecd. Note, 144A, 3.200%, 11/21/2029	229,035
255,000	AbbVie, Inc., Sr. Unsecd. Note, 144A, 4.250%, 11/21/2049	269,520
190,000	AstraZeneca PLC, Sr. Unsecd. Note, 2.375%, 6/12/2022	192,174
600,000	AstraZeneca PLC, Sr. Unsecd. Note, 3.125%, 6/12/2027	625,661
600,000	Bayer US Finance LLC, Sr. Unsecd. Note, 144A, 3.375%, 10/8/2024	618,341
500,000	Bristol-Myers Squibb Co., Sr. Unsecd. Note, 144A, 3.900%, 2/20/2028	551,039
110,000	Bristol-Myers Squibb Co., Sr. Unsecd. Note, 144A, 4.250%, 10/26/2049	130,361
500,000	Eli Lilly & Co., Sr. Unsecd. Note, 3.375%, 3/15/2029	539,088
700,000	Merck & Co., Inc., Sr. Unsecd. Note, 3.400%, 3/7/2029	757,940
150,000	Teva Pharmaceutical Finance Netherlands III BV, Sr. Unsecd. Note, 3.150%, 10/1/2026	125,254
	TOTAL	4,347,669
	Consumer Non-Cyclical - Products—0.1%
70,000	Newell Rubbermaid, Inc., Sr. Unsecd. Note, 4.200%, 4/1/2026	72,982
600,000	Reckitt Benckiser Treasury Services PLC, Sr. Unsecd. Note, 144A, 3.000%, 6/26/2027	614,720
	TOTAL	687,702
	Consumer Non-Cyclical - Supermarkets—0.1%
600,000	Kroger Co., Sr. Unsecd. Note, 2.650%, 10/15/2026	603,912
200,000	Kroger Co., Sr. Unsecd. Note, 4.450%, 2/1/2047	212,513
	TOTAL	816,425
	Consumer Non-Cyclical - Tobacco—0.2%
125,000	Altria Group, Inc., Sr. Unsecd. Note, 4.800%, 2/14/2029	139,264
400,000	Altria Group, Inc., Sr. Unsecd. Note, 5.950%, 2/14/2049	484,310
350,000	Bat Capital Corp., Sr. Unsecd. Note, Series WI, 4.540%, 8/15/2047	351,603
280,000	Reynolds American, Inc., Sr. Unsecd. Note, 7.000%, 8/4/2041	342,445
	TOTAL	1,317,622
	Energy - Independent—0.4%
700,000	Apache Corp., Sr. Unsecd. Note, 4.375%, 10/15/2028	731,404
100,000	Canadian Natural Resources Ltd., 3.900%, 2/1/2025	106,619
250,000	Cimarex Energy Co., Sr. Unsecd. Note, 3.900%, 5/15/2027	258,610
430,000	Cimarex Energy Co., Sr. Unsecd. Note, 4.375%, 3/15/2029	455,124
700,000	Marathon Oil Corp., Sr. Unsecd. Note, 3.850%, 6/1/2025	741,195
400,000	Occidental Petroleum Corp., Sr. Unsecd. Note, 3.450%, 7/15/2024	409,701
300,000	Occidental Petroleum Corp., Sr. Unsecd. Note, 5.550%, 3/15/2026	340,680
	TOTAL	3,043,333
	Energy - Integrated—0.4%
600,000	BP Capital Markets America, Inc., Sr. Unsecd. Note, 2.520%, 9/19/2022	607,804
110,000	BP Capital Markets America, Inc., Sr. Unsecd. Note, 3.119%, 5/4/2026	114,916
300,000	Husky Energy, Inc., 4.000%, 4/15/2024	316,694
290,000	Husky Energy, Inc., Sr. Unsecd. Note, 4.400%, 4/15/2029	312,178
75,000	Shell International Finance B.V., Sr. Unsecd. Note, 4.000%, 5/10/2046	85,464
500,000	Shell International Finance B.V., Sr. Unsecd. Note, 4.125%, 5/11/2035	584,710
500,000	Suncor Energy, Inc., Sr. Unsecd. Note, 3.600%, 12/1/2024	530,519
	TOTAL	2,552,285
	Energy - Midstream—0.4%
115,000	Boardwalk Pipeline Partners LP, Sr. Unsecd. Note, 4.800%, 5/3/2029	122,954
225,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 4.050%, 3/15/2025	236,482
40,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 4.900%, 2/1/2024	42,919
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		CORPORATE BONDS—continued
		Energy - Midstream—continued
$875,000		Energy Transfer Partners LP, Sr. Unsecd. Note, Series 10Y, 4.950%, 6/15/2028	$958,459
70,000		Enterprise Products Operating LLC, Sr. Unsecd. Note, 3.950%, 2/15/2027	75,551
200,000		Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 6.375%, 3/1/2041	252,119
200,000		Kinder Morgan, Inc., 5.050%, 2/15/2046	225,109
335,000		ONEOK, Inc., Sr. Unsecd. Note, 4.950%, 7/13/2047	368,909
120,000		TC Pipelines, LP, Sr. Unsecd. Note, 3.900%, 5/25/2027	125,545
490,000		Williams Partners LP, Sr. Unsecd. Note, 4.900%, 1/15/2045	528,426
		TOTAL	2,936,473
		Energy - Refining—0.2%
600,000		Marathon Petroleum Corp., Sr. Unsecd. Note, 3.625%, 9/15/2024	630,104
220,000		Phillips 66, Sr. Unsecd. Note, 4.875%, 11/15/2044	265,218
300,000		Valero Energy Corp., Sr. Unsecd. Note, 4.900%, 3/15/2045	345,972
		TOTAL	1,241,294
		Financial Institution - Banking—3.2%
600,000		American Express Credit Corp., Sr. Unsecd. Note, Series MTN, 3.300%, 5/3/2027	637,174
400,000		Associated Banc-Corp., Sub. Note, 4.250%, 1/15/2025	422,755
1,850,000		Bank of America Corp., Sr. Unsecd. Note, 3.419%, 12/20/2028	1,941,636
50,000	[2]	Bank of America Corp., Sr. Unsecd. Note, Series MTN, 2.559% (3-month USLIBOR +0.650%), 10/1/2021	50,148
1,200,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 3.124%, 1/20/2023	1,224,143
150,000		Bank of America Corp., Sub. Note, 6.500%, 9/15/2037	195,564
50,000		Bank of America Corp., Sub. Note, Series L, 3.950%, 4/21/2025	53,351
300,000		Bank of America Corp., Sub. Note, Series MTN, 4.000%, 1/22/2025	320,047
800,000		Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 2.200%, 8/16/2023	808,185
200,000		Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 2.661%, 5/16/2023	203,079
500,000		Capital One Financial Corp., Sr. Unsecd. Note, 3.050%, 3/9/2022	510,452
125,000		Capital One Financial Corp., Sr. Unsecd. Note, 3.900%, 1/29/2024	132,563
580,000		Citigroup, Inc., Sr. Unsecd. Note, 3.352%, 4/24/2025	603,593
570,000		Citigroup, Inc., Sr. Unsecd. Note, 3.400%, 5/1/2026	598,675
900,000		Citigroup, Inc., Sr. Unsecd. Note, 3.668%, 7/24/2028	959,092
250,000		Citizens Bank N.A., Sr. Unsecd. Note, Series BKNT, 3.750%, 2/18/2026	267,197
30,000		Comerica, Inc., 3.800%, 7/22/2026	31,615
350,000		Compass Bank, Birmingham, Sub. Note, Series BKNT, 3.875%, 4/10/2025	367,577
800,000		Fifth Third Bancorp, Sr. Unsecd. Note, 3.950%, 3/14/2028	879,470
1,300,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 2.876%, 10/31/2022	1,318,431
500,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 6.250%, 2/1/2041	699,366
1,400,000		HSBC Holdings PLC, Sr. Unsecd. Note, 3.900%, 5/25/2026	1,493,088
1,850,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.509%, 1/23/2029	1,965,402
850,000		JPMorgan Chase & Co., Sub. Note, 3.375%, 5/1/2023	883,364
210,000		M&T Bank Corp., Sr. Unsecd. Note, 3.550%, 7/26/2023	220,483
500,000		Manufacturers & Traders Trust Co., Sr. Unsecd. Note, Series BKNT, 2.500%, 5/18/2022	505,815
950,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 3.772%, 1/24/2029	1,022,144
250,000		Morgan Stanley, Sr. Unsecd. Note, Series MTN, 6.250%, 8/9/2026	304,442
275,000		Morgan Stanley, Sub. Note, Series MTN, 4.100%, 5/22/2023	290,482
400,000		PNC Bank NA, Sr. Unsecd. Note, Series BKNT, 3.250%, 1/22/2028	420,829
600,000		Truist Bank, Sr. Unsecd. Note, Series BKNT, 3.000%, 2/2/2023	615,358
60,000		Truist Financial Corp., Sr. Unsecd. Note, 2.900%, 3/3/2021	60,630
495,000		Truist Financial Corp., Sr. Unsecd. Note, Series MTN, 2.750%, 4/1/2022	503,710
250,000		Truist Financial Corp., Sr. Unsecd. Note, Series MTN, 3.750%, 12/6/2023	265,034
300,000		Wells Fargo & Co., Sr. Unsecd. Note, 3.000%, 10/23/2026	307,438
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		CORPORATE BONDS—continued
		Financial Institution - Banking—continued
$50,000	[2]	Wells Fargo & Co., Sr. Unsecd. Note, 3.157% (3-month USLIBOR +1.230%), 10/31/2023	$50,914
1,300,000		Wells Fargo & Co., Sr. Unsecd. Note, Series MTN, 3.584%, 5/22/2028	1,381,586
		TOTAL	22,514,832
		Financial Institution - Broker/Asset Mgr/Exchange—0.1%
40,000		Invesco Finance PLC, Sr. Unsecd. Note, 3.750%, 1/15/2026	42,637
165,000		Nuveen LLC, Sr. Unsecd. Note, 144A, 4.000%, 11/1/2028	183,657
200,000		TD Ameritrade Holding Corp., Sr. Unsecd. Note, 3.300%, 4/1/2027	209,444
		TOTAL	435,738
		Financial Institution - Finance Companies—0.2%
1,100,000		GE Capital International Funding, Inc., Sr. Unsecd. Note, 4.418%, 11/15/2035	1,173,209
		Financial Institution - Insurance - Health—0.1%
350,000		CIGNA Corp., Sr. Unsecd. Note, 3.750%, 7/15/2023	367,123
		Financial Institution - Insurance - Life—0.7%
500,000		AIA Group Ltd., Sr. Unsecd. Note, 144A, 3.600%, 4/9/2029	526,069
800,000		Aflac, Inc., Sr. Unsecd. Note, 3.625%, 6/15/2023	841,873
800,000		American International Group, Inc., Sr. Unsecd. Note, 4.125%, 2/15/2024	859,012
400,000		American International Group, Inc., Sr. Unsecd. Note, 4.875%, 6/1/2022	426,984
450,000		Lincoln National Corp., Sr. Unsecd. Note, 3.625%, 12/12/2026	475,448
350,000		Lincoln National Corp., Sr. Unsecd. Note, 4.200%, 3/15/2022	364,832
150,000		Massachusetts Mutual Life Insurance Co., Sub. Note, 144A, 4.900%, 4/1/2077	180,611
500,000		MetLife, Inc., Sr. Unsecd. Note, 4.050%, 3/1/2045	579,635
170,000		Pacific Life Insurance Co., Sub. Note, 144A, 4.300%, 10/24/2067	181,733
350,000		Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 4.600%, 5/15/2044	412,698
		TOTAL	4,848,895
		Financial Institution - Insurance - P&C—0.4%
700,000		CNA Financial Corp., Sr. Unsecd. Note, 3.450%, 8/15/2027	729,293
30,000		Chubb INA Holdings, Inc., 3.350%, 5/3/2026	31,899
490,000		Hartford Financial Services Group, Inc., Sr. Unsecd. Note, 4.400%, 3/15/2048	563,881
340,000		Liberty Mutual Group, Inc., Sr. Unsecd. Note, 144A, 3.951%, 10/15/2050	353,728
500,000		Nationwide Mutual Insurance Co., Sub. Note, 144A, 9.375%, 8/15/2039	849,295
		TOTAL	2,528,096
		Financial Institution - REIT - Apartment—0.3%
750,000		Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 3.350%, 5/15/2027	790,082
750,000		Mid-America Apartment Communities LP, 4.000%, 11/15/2025	811,657
200,000		UDR, Inc., Series MTN, 3.750%, 7/1/2024	210,643
550,000		UDR, Inc., Sr. Unsecd. Note, Series GMTN, 3.500%, 1/15/2028	577,758
		TOTAL	2,390,140
		Financial Institution - REIT - Healthcare—0.3%
750,000		Healthcare Trust of America, Sr. Unsecd. Note, 3.750%, 7/1/2027	791,920
600,000		Physicians Realty Trust, Sr. Unsecd. Note, 3.950%, 1/15/2028	628,067
450,000		Welltower, Inc., Sr. Unsecd. Note, 4.250%, 4/1/2026	489,930
		TOTAL	1,909,917
		Financial Institution - REIT - Office—0.2%
350,000		Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.900%, 6/15/2023	367,685
400,000		Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.950%, 1/15/2028	429,632
750,000		Boston Properties LP, Sr. Unsecd. Note, 3.650%, 2/1/2026	794,580
		TOTAL	1,591,897
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Financial Institution - REIT - Other—0.3%
$820,000	Liberty Property LP, Sr. Unsecd. Note, 3.750%, 4/1/2025	$876,597
650,000	ProLogis LP, Sr. Unsecd. Note, 4.250%, 8/15/2023	696,079
295,000	WP Carey, Inc., Sr. Unsecd. Note, 3.850%, 7/15/2029	311,503
250,000	WP Carey, Inc., Sr. Unsecd. Note, 4.600%, 4/1/2024	268,028
	TOTAL	2,152,207
	Financial Institution - REIT - Retail—0.3%
740,000	Kimco Realty Corp., Sr. Unsecd. Note, 3.800%, 4/1/2027	782,636
700,000	Regency Centers LP, Sr. Unsecd. Note, 4.125%, 3/15/2028	759,137
750,000	Tanger Properties LP, Sr. Unsecd. Note, 3.125%, 9/1/2026	743,389
	TOTAL	2,285,162
	Technology—1.0%
350,000	Apple, Inc., Sr. Unsecd. Note, 2.500%, 2/9/2022	355,244
900,000	Apple, Inc., Sr. Unsecd. Note, 2.900%, 9/12/2027	937,217
75,000	Autodesk, Inc., Sr. Unsecd. Note, 4.375%, 6/15/2025	81,895
600,000	Broadcom, Inc., Sr. Unsecd. Note, 144A, 3.625%, 10/15/2024	623,992
350,000	Cisco Systems, Inc., 3.625%, 3/4/2024	374,137
270,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Secd. Note, 144A, 4.420%, 6/15/2021	277,865
475,000	Equifax, Inc., Sr. Unsecd. Note, 2.300%, 6/1/2021	476,454
240,000	Equifax, Inc., Sr. Unsecd. Note, 2.600%, 12/1/2024	241,445
200,000	Experian Finance PLC., Sr. Unsecd. Note, 144A, 4.250%, 2/1/2029	219,975
145,000	Fidelity National Information Services, Inc., Sr. Unsecd. Note, 3.750%, 5/21/2029	158,665
185,000	Fiserv, Inc., Sr. Unsecd. Note, 3.500%, 7/1/2029	194,560
380,000	Fiserv, Inc., Sr. Unsecd. Note, 3.800%, 10/1/2023	401,367
120,000	Keysight Technologies, Inc., Sr. Unsecd. Note, 3.000%, 10/30/2029	120,470
245,000	Lam Research Corp., Sr. Unsecd. Note, 4.000%, 3/15/2029	269,999
200,000	Micron Technology, Inc., Sr. Unsecd. Note, 4.640%, 2/6/2024	217,012
200,000	Micron Technology, Inc., Sr. Unsecd. Note, 4.975%, 2/6/2026	222,023
600,000	Microsoft Corp., Sr. Unsecd. Note, 3.125%, 11/3/2025	635,057
245,000	Microsoft Corp., Sr. Unsecd. Note, 4.000%, 2/12/2055	289,855
600,000	Oracle Corp., Sr. Unsecd. Note, 3.250%, 11/15/2027	635,909
20,000	Total System Services, Inc., Sr. Unsecd. Note, 4.800%, 4/1/2026	22,248
200,000	Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 3/15/2029	219,525
25,000	Verisk Analytics, Inc., Sr. Unsecd. Note, 5.500%, 6/15/2045	31,073
	TOTAL	7,005,987
	Transportation - Railroads—0.0%
175,000	Burlington Northern Santa Fe Corp., Sr. Unsecd. Note, 3.000%, 4/1/2025	182,322
	Transportation - Services—0.3%
400,000	Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, 144A, 3.300%, 10/15/2022	411,486
100,000	FedEx Corp., Sr. Unsecd. Note, 3.100%, 8/5/2029	99,988
300,000	FedEx Corp., Sr. Unsecd. Note, 4.050%, 2/15/2048	289,471
500,000	Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 2.700%, 3/14/2023	505,337
250,000	Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 3.375%, 2/1/2022	255,299
500,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.400%, 3/1/2023	515,664
	TOTAL	2,077,245
	Utility - Electric—1.3%
600,000	American Electric Power Co., Inc., Sr. Unsecd. Note, 3.200%, 11/13/2027	618,949
400,000	Avangrid, Inc., Sr. Unsecd. Note, 3.800%, 6/1/2029	424,253
300,000	Berkshire Hathaway Energy Co., Sr. Unsecd. Note, 3.750%, 11/15/2023	317,850
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Utility - Electric—continued
$35,000	Dominion Energy Gas Holdings LLC, Sr. Unsecd. Note, Series B, 3.000%, 11/15/2029	$34,903
115,000	Dominion Energy Gas Holdings LLC, Sr. Unsecd. Note, Series C, 3.900%, 11/15/2049	114,986
165,000	Dominion Energy, Inc., Jr. Sub. Note, 3.071%, 8/15/2024	170,009
205,000	Dominion Energy, Inc., Sr. Unsecd. Note, 4.250%, 6/1/2028	226,727
900,000	Duke Energy Corp., Sr. Unsecd. Note, 2.650%, 9/1/2026	904,153
200,000	EDP Finance BV, Sr. Unsecd. Note, 144A, 3.625%, 7/15/2024	208,219
375,000	Electricite de France SA, Jr. Sub. Note, 144A, 5.625%, 7/22/2068	397,768
400,000	Emera US Finance LP, Sr. Unsecd. Note, 3.550%, 6/15/2026	415,459
400,000	Emera US Finance LP, Sr. Unsecd. Note, 4.750%, 6/15/2046	462,460
470,000	Enel Finance International NV, Sr. Unsecd. Note, 144A, 4.625%, 9/14/2025	512,755
200,000	Enel Finance International SA, Company Guarantee, 144A, 6.000%, 10/7/2039	251,838
70,000	EverSource Energy, Sr. Unsecd. Note, 3.350%, 3/15/2026	72,098
500,000	EverSource Energy, Sr. Unsecd. Note, Series N, 3.800%, 12/1/2023	526,583
50,000	Exelon Generation Co. LLC, Sr. Unsecd. Note, 4.250%, 6/15/2022	52,292
160,000	FirstEnergy Transmission LLC, Sr. Unsecd. Note, 144A, 4.550%, 4/1/2049	183,126
93,000	Fortis, Inc. / Canada, Sr. Unsecd. Note, 3.055%, 10/4/2026	94,968
20,000	Indiana Michigan Power Co., Sr. Unsecd. Note, Series K, 4.550%, 3/15/2046	23,363
490,000	Kansas City Power and Light Co., Sr. Unsecd. Note, 4.200%, 3/15/2048	561,046
200,000	Mississippi Power Co., Sr. Unsecd. Note, 3.950%, 3/30/2028	217,812
50,000	National Rural Utilities Cooperative Finance Corp., Sr. Sub. Note, 5.250%, 4/20/2046	54,203
110,000	National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, 2.950%, 2/7/2024	113,412
700,000	NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 3.625%, 6/15/2023	731,857
65,000	NiSource Finance Corp., Sr. Unsecd. Note, 4.375%, 5/15/2047	72,000
300,000	PPL Capital Funding, Inc., Sr. Unsecd. Note, 3.100%, 5/15/2026	305,894
500,000	Southern Co., Sr. Unsecd. Note, 3.250%, 7/1/2026	520,760
140,000	Virginia Electric & Power Co., Sr. Unsecd. Note, Series A, 3.500%, 3/15/2027	149,715
	TOTAL	8,739,458
	Utility - Natural Gas—0.4%
700,000	Enbridge Energy Partners LP, Sr. Unsecd. Note, 5.500%, 9/15/2040	832,025
750,000	Sempra Energy, Sr. Unsecd. Note, 3.400%, 2/1/2028	777,228
120,000	Southern Natural Gas, Sr. Unsecd. Note, 144A, 4.800%, 3/15/2047	136,709
690,000	TransCanada PipeLines Ltd., Sr. Secd. Note, 5.100%, 3/15/2049	840,799
	TOTAL	2,586,761
	TOTAL CORPORATE BONDS (IDENTIFIED COST $111,105,920)	119,776,833
	MORTGAGE-BACKED SECURITIES—0.0%
28,526	Federal National Mortgage Association, Pool AO8829, 3.500%, 7/1/2042	30,023
6,551	Government National Mortgage Association, Pool 2796, 7.000%, 8/20/2029	7,419
3,887	Government National Mortgage Association, Pool 3040, 7.000%, 2/20/2031	4,433
11,131	Government National Mortgage Association, Pool 3188, 6.500%, 1/20/2032	12,633
12,833	Government National Mortgage Association, Pool 3239, 6.500%, 5/20/2032	14,625
	TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $125,887)	69,133
	PURCHASED PUT OPTION—0.1%
9,000	SPDR S&P 500 ETF Trust, Notional Amount $289,674,000, Exercise Price $310.00, Expiration Date 1/17/2020 (IDENTIFIED COST $702,404)	670,500
	U.S. TREASURIES—14.4%
5,600,000	United States Treasury Bond, 2.750%, 8/15/2047	6,009,830
20,000	United States Treasury Bond, 2.750%, 11/15/2047	21,460
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	U.S. TREASURIES—continued
$2,000,000	United States Treasury Bond, 2.875%, 5/15/2049	$2,204,176
1,000	United States Treasury Bond, 3.000%, 11/15/2044	1,115
3,000,000	United States Treasury Bond, 3.000%, 2/15/2049	3,382,944
2,000,000	United States Treasury Bond, 3.125%, 5/15/2048	2,302,430
18,000,000	United States Treasury Note, 1.375%, 6/30/2023	17,836,569
4,500,000	United States Treasury Note, 1.500%, 8/31/2021	4,492,011
1,000,000	United States Treasury Note, 1.500%, 9/30/2021	998,282
2,500,000	United States Treasury Note, 1.500%, 9/15/2022	2,493,066
2,500,000	United States Treasury Note, 1.625%, 6/30/2021	2,500,584
2,400,000	United States Treasury Note, 1.625%, 2/15/2026	2,378,311
13,000,000	United States Treasury Note, 1.625%, 8/15/2029	12,661,739
2,000,000	United States Treasury Note, 1.750%, 7/31/2021	2,004,418
1,000,000	United States Treasury Note, 2.000%, 10/31/2022	1,010,425
2,650,000	United States Treasury Note, 2.000%, 11/15/2026	2,680,180
2,020,000	United States Treasury Note, 2.125%, 5/31/2021	2,034,378
2,300,000	United States Treasury Note, 2.125%, 11/30/2024	2,347,000
50,000	United States Treasury Note, 2.250%, 11/15/2027	51,422
5,700,000	United States Treasury Note, 2.500%, 6/30/2020	5,724,160
2,000,000	United States Treasury Note, 2.500%, 1/31/2021	2,018,153
3,500,000	United States Treasury Note, 2.500%, 2/15/2022	3,565,391
4,000,000	United States Treasury Note, 2.625%, 7/15/2021	4,061,533
3,000,000	United States Treasury Note, 2.750%, 6/30/2025	3,160,137
40,000	United States Treasury Note, 2.875%, 5/31/2025	42,369
1,200,000	United States Treasury Note, 2.875%, 5/15/2028	1,290,972
2,000,000	United States Treasury Note, 3.125%, 11/15/2028	2,200,672
10,700,000	United States Treasury Note, 3.625%, 2/15/2021	10,933,444
3,297	U.S. Treasury Inflation-Protected Notes, 0.125%, 4/15/2020	3,293
10,860	U.S. Treasury Inflation-Protected Notes, 1.000%, 2/15/2046	11,952
	TOTAL U.S. TREASURIES (IDENTIFIED COST $97,765,149)	100,422,416
	FOREIGN GOVERNMENTS/AGENCIES—0.2%
	Sovereign—0.2%
600,000	Colombia, Government of, Sr. Unsecd. Note, 4.500%, 3/15/2029	665,400
600,000	Mexico, Government of, 3.750%, 1/11/2028	623,400
200,000	Poland, Government of, 4.000%, 1/22/2024	215,151
	TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $1,434,800)	1,503,951
	INVESTMENT COMPANIES—19.8%
1,200,291	Emerging Markets Core Fund	12,098,932
735,995	Federated Bank Loan Core Fund	7,249,549
2,624,254	Federated High Income Bond Fund II	17,136,381
8,479,435	Federated Mortgage Core Portfolio	83,776,815
1,933,087	Federated Project and Trade Finance Core Fund	17,281,796
1,035	Federated U.S. Gov't Securities Fund 2-5, Institutional Shares	11,276
	TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $133,165,473)	137,554,749
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	REPURCHASE AGREEMENT—4.4%
$30,206,000	Interest in $450,000,000 joint repurchase agreement 1.57%, dated 12/31/2019 under which BMO Capital Markets Corp. will repurchase securities provided as collateral for $450,039,250 on 1/2/2020. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency and U.S. Treasury securities with various maturities to 11/20/2069 and the market value of those underlying securities was $460,414,804. (IDENTIFIED COST $30,206,000)	$30,206,000
	TOTAL INVESTMENT IN SECURITIES—97.4% (IDENTIFIED COST $618,842,049)[3]	677,670,818
	OTHER ASSETS AND LIABILITIES - NET—2.6%[4]	17,988,299
	TOTAL NET ASSETS—100%	$695,659,117
At December 31, 2019, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
1S&P 500 Index Long Futures	502	$405,503,050	March 2020	$11,669,858
[1]United States Treasury Notes 2-Year Long Futures	150	$32,325,000	March 2020	$(30,806)
[1]United States Treasury Notes 5-Year Long Futures	100	$11,860,938	March 2020	$(60,381)
[1]United States Treasury Ultra Bond Long Futures	30	$5,449,688	March 2020	$(155,839)
[1]United States Treasury Notes 10-Year Ultra Short Futures	20	$2,814,063	March 2020	$34,852
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$11,457,684
At December 31, 2019, the Fund had the following outstanding written options contracts:
Counterparty	Description	Notional Amount	Expiration Date	Exercise Price	Value
Put Options:
J.P. MORGAN	SPDR S&P 500 ETF Trust	$289,674,000	January 2020	$300.00	$(301,500)
(PREMIUMS RECEIVED $305,589)					$(301,500)
Net Unrealized Appreciation on Futures Contracts and the value of Written Option Contracts is included in “Other Assets and Liabilities—Net.”
Affiliated fund holdings are investment companies which are managed by Federated Global Investment Management Corp., Federated Investment Management Company and Federated Equity Management Company of Pennsylvania (collectively, the “Co-Advisers”) or an affiliate of the Co-Advisers. Transactions with affiliated fund holdings during the period ended December 31, 2019, were as follows:
Affiliates	Balance of Shares Held 12/31/2018	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2019	Value	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)	Dividend Income
Emerging Markets Core Fund	1,696,947	212,793	(709,449)	1,200,291	$12,098,932	$1,377,730	$(131,198)	$721,854
Federated Bank Loan Core Fund	769,550	42,872	(76,427)	735,995	$7,249,549	$190,473	$(23,446)	$421,780
Federated High Income Bond Fund II, Class P	3,835,070	573,801	(1,784,617)	2,624,254	$17,136,381	$1,468,672	$66,673	$1,522,163
Federated Mortgage Core Portfolio	11,473,149	4,253,501	(7,247,215)	8,479,435	$83,776,815	$2,342,346	$224,291	$3,068,342
Federated Project and Trade Finance Core Fund	2,226,116	94,385	(387,414)	1,933,087	$17,281,796	$55,684	$(292,789)	$850,749
Federated U.S. Government Securities Fund: 2-5 Years, Institutional Shares	1,012	23	—	1,035	$11,276	$244	$—	$227
TOTAL OF AFFILIATED TRANSACTIONS	20,001,844	5,177,375	(10,205,122)	14,974,097	$137,554,749	$5,435,149	$(156,469)	$6,585,115
1	Non-income-producing security.
2	Floating/adjustable note with current rate and current maturity or next reset date shown. Adjustable rate mortgage security coupons are based on the weighted average note rates of the underlying mortgages less the guarantee and servicing fees. These securities do not indicate an index and spread in their description above.
3	The cost of investments for federal tax purposes amounts to $620,173,695.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2019.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total

Equity Securities:
Common Stocks
Domestic	$268,151,489	$—	$—	$268,151,489
International	12,476,873	—	—	12,476,873
Debt Securities:
Adjustable Rate Mortgage	—	5,658	—	5,658
Commercial Mortgage-Backed Securities	—	6,833,216	—	6,833,216
Corporate Bonds	—	119,776,833	—	119,776,833
Mortgage-Backed Securities	—	69,133	—	69,133
U.S. Treasuries	—	100,422,416	—	100,422,416
Foreign Governments/Agencies	—	1,503,951	—	1,503,951
Purchased Put Option	670,500	—	—	670,500
Investment Companies[1]	120,272,953	—-	—	137,554,749
Repurchase Agreement	—	30,206,000	—	30,206,000
TOTAL SECURITIES	$401,571,815	$258,817,207	$—	$677,670,818
Other Financial Instruments
Assets
Futures Contracts	$11,704,710	$—	$—	$11,704,710
Liabilities
Futures Contracts	(247,026)	—	—	(247,026)
Written Options Contracts	(301,500)	—	—	(301,500)
TOTAL OTHER FINANCIAL INSTRUMENTS	$11,156,184	$—	$—	$11,156,184
1	As permitted by U.S. generally accepted accounting principles (GAAP), an Investment Company valued at $17,281,796 is measured at fair value using the net asset value (NAV) per share practical expedient and has not been categorized in the chart above but is included in the Total column. The amount included herein is intended to permit reconciliation of the fair value classifications to the amounts presented on the Statement of Assets and Liabilities. The price of shares redeemed of Federated Project and Trade Finance Core Fund may be determined as of the closing NAV of the fund up to twenty-four days after receipt of a shareholder redemption request.
The following acronyms are used throughout this portfolio:
ARM	—Adjustable Rate Mortgage
BKNT	—Bank Notes
ETF	—Exchange-Traded Fund
FREMF	—Freddie Mac Multifamily K-Deals
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduits
SPDR	—Standard & Poor's Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$9.60	$10.80	$9.52	$9.29	$10.54
Income From Investment Operations:
Net investment income (loss)[1]	0.24	0.23	0.29	0.34	0.44
Net realized and unrealized gain (loss)	1.68	(1.13)	1.39	0.34	(1.20)
TOTAL FROM INVESTMENT OPERATIONS	1.92	(0.90)	1.68	0.68	(0.76)
Less Distributions:
Distributions from net investment income	(0.22)	(0.30)	(0.40)	(0.45)	(0.44)
Distributions from net realized gain	—	—	—	—	(0.05)
TOTAL DISTRIBUTIONS	(0.22)	(0.30)	(0.40)	(0.45)	(0.49)
Net Asset Value, End of Period	$11.30	$9.60	$10.80	$9.52	$9.29
Total Return[2]	20.23%	(8.49)%	18.11%	7.69%	(7.64)%
Ratios to Average Net Assets:
Net expenses	0.91%	0.89%	0.83%	0.79%[3]	0.75%[3]
Net investment income	2.28%	2.26%	2.91%	3.72%	4.38%
Expense waiver/reimbursement[4]	0.02%	0.03%	0.09%	0.14%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$651,498	$632,957	$621,804	$563,745	$631,701
Portfolio turnover	47%	96%	71%	90%	97%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.79% and 0.75% for the years ended December 31, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended 12/31/2019	Period Ended 12/31/2018[1]
Net Asset Value, Beginning of Period	$9.59	$10.08
Income From Investment Operations:
Net investment income (loss)[2]	0.21	0.13
Net realized and unrealized gain (loss)	1.68	(0.62)
TOTAL FROM INVESTMENT OPERATIONS	1.89	(0.49)
Less Distributions:
Distributions from net investment income	(0.21)	—
Net Asset Value, End of Period	$11.27	$9.59
Total Return[3]	19.92%	(4.86)%
Ratios to Average Net Assets:
Net expenses	1.16%	1.15%[4]
Net investment income	2.03%	1.91%[4]
Expense waiver/reimbursement[5]	0.02%	0.02%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$44,161	$44,037
Portfolio turnover	47%	96%[6]
1	Reflects operations for the period from April 26, 2018 (date of initial investment) to December 31, 2018.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2018.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
December 31, 2019
Assets:
Investment in securities, at value including $137,554,749 of investment in affiliated holdings* (identified cost $618,842,049)		$677,670,818
Cash		49,368
Due from broker		15,853,926
Income receivable		2,085,733
Income receivable from affiliated holdings		387,841
Receivable for shares sold		243,139
Receivable for variation margin on futures contracts		944,247
TOTAL ASSETS		697,235,072
Liabilities:
Payable for investments purchased	$388,393
Payable for shares redeemed	685,425
Written options outstanding (premium $305,589), at value	301,500
Payable for investment adviser fee (Note 5)	14,000
Payable for administrative fee (Note 5)	1,839
Payable for custodian fees	33,826
Payable for portfolio accounting fees	97,177
Payable for distribution services fee (Note 5)	9,288
Accrued expenses (Note 5)	44,507
TOTAL LIABILITIES		1,575,955
Net assets for 61,580,890 shares outstanding		$695,659,117
Net Assets Consist of:
Paid-in capital		$644,090,881
Total distributable earnings (loss)		51,568,236
TOTAL NET ASSETS		$695,659,117
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Primary Shares:
Net asset value per share ($651,497,620 ÷ 57,663,743 shares outstanding), no par value, unlimited shares authorized		$11.30
Service Shares:
Net asset value per share ($44,161,497 ÷ 3,917,147 shares outstanding), no par value, unlimited shares authorized		$11.27
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended December 31, 2019
Investment Income:
Dividends (including $6,585,115 received from affiliated holdings* and net of foreign taxes withheld of $702)		$14,044,507
Interest		8,012,632
TOTAL INCOME		22,057,139
Expenses:
Investment adviser fee (Note 5)	$5,186,257
Administrative fee (Note 5)	675,708
Custodian fees	54,024
Transfer agent fee	50,922
Directors'/Trustees' fees (Note 5)	6,081
Auditing fees	34,570
Legal fees	16,364
Portfolio accounting fees	200,932
Distribution services fee (Note 5)	109,762
Printing and postage	136,082
Miscellaneous (Note 5)	35,125
TOTAL EXPENSES	6,505,827
Reimbursement of investment adviser fee (Note 5)	(118,792)
Net expenses		6,387,035
Net investment income		15,670,104
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions:
Net realized loss on investments (including net realized loss of $(156,469) on sales of investments in affiliated holdings*)		(4,235,947)
Net realized loss on foreign currency transactions		(2,144)
Net realized gain on futures contracts		26,125,112
Net realized gain on written options		2,889,112
Net change in unrealized depreciation of investments (including net change in unrealized depreciation of $5,435,149 on investments in affiliated holdings*)		74,794,507
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency		1,556
Net change in unrealized depreciation of futures contracts		12,595,975
Net change in unrealized appreciation of written options		(181,908)
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions		111,986,263
Change in net assets resulting from operations		$127,656,367
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended December 31	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income	$15,670,104	$14,685,775
Net realized gain (loss)	24,776,133	(22,815,479)
Net change in unrealized appreciation/depreciation	87,210,130	(56,815,881)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	127,656,367	(64,945,585)
Distributions to Shareholders:
Primary Shares	(13,858,559)	(17,245,330)
Service Shares	(900,138)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(14,758,697)	(17,245,330)
Share Transactions:
Proceeds from sale of shares	25,506,299	60,468,298
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Managed Tail Risk Fund II	—	181,846,189
Net asset value of shares issued to shareholders in payment of distributions declared	14,758,695	17,245,330
Cost of shares redeemed	(134,498,167)	(122,178,476)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(94,233,173)	137,381,341
Change in net assets	18,664,497	55,190,426
Net Assets:
Beginning of period	676,994,620	621,804,194
End of period	$695,659,117	$676,994,620
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
December 31, 2019
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated Managed Volatility Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to achieve high current income and moderate capital appreciation. The Co-Advisers each are registered as a “commodity pool operator” with respect to operation of the Fund.
Effective April 26, 2018, the Fund's original shares were redesignated as Primary Shares and the Fund's Service Shares commenced operations.
On August 17, 2018, the Fund acquired all of the net assets of Federated Managed Tail Risk Fund II, an open-end investment company in a tax-free reorganization in exchange for shares of the Fund, pursuant to a plan of reorganization approved by the Federated Managed Tail Risk Fund II shareholders on August 3, 2018. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Federated Managed Tail Risk Fund II was carried forward to align ongoing reporting of the Fund's realized gains and losses with amounts distributable to shareholders for tax purposes.
For every one share of Federated Managed Tail Risk Fund II Primary Shares exchanged, a shareholder received 0.4796 shares of the Fund's Primary Shares.
For every one share of Federated Managed Tail Risk Fund II Service Shares exchanged, a shareholder received 0.4799 shares of the Fund's Service Shares.
The Fund received net assets from Federated Managed Tail Risk Fund II as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Federated Managed Tail Risk Fund II Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
17,252,819	$181,846,189	$1,990,708	$599,415,157	$781,261,346
1	Unrealized Appreciation is included in the Net Assets Received amount shown above.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended December 31, 2018, were as follows:
Net investment income*	$16,332,897
Net realized and unrealized loss on investments	$(82,276,859)
Net decrease in net assets resulting from operations	$(65,943,962)
*	Net investment income includes $133,000 of pro forma additional expenses.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue of the Federated Managed Tail Risk Fund II that have been included in the Fund's Statement of Changes in Net Assets as of December 31, 2018.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its NAV, the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers,
Annual Shareholder Report

analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, the Co-Advisers and certain of the Co-Advisers' affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Co-Advisers based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Co-Advisers determine that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Co-Advisers and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report

Repurchase agreements are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense reimbursement of $118,792 is disclosed in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
The Fund may transact in To Be Announced Securities (TBAs). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default.
The Fund uses credit default swaps to seek to increase income and to manage country, currency, duration, individual security, market, sector/asset class and yield curve risks. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Swaps, at value on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Annual Shareholder Report

Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
At December 31, 2019, the Fund had no outstanding swap contracts and no activity for the fiscal period.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $331,619,050 and $11,323,534, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At December 31, 2019, the Fund had no outstanding foreign exchange contracts and no activity for the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Option Contracts
The Fund buys or sells put and call options to manage market risks. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Purchased option contracts outstanding at period-end are listed in the Fund's Portfolio of Investments and written option contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average market value of purchased put and call options held by the Fund throughout the period was $861,646 and $175,921, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of written put and call options held by the Fund throughout the period was $269,756 and $73,548, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Annual Shareholder Report

Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Receivable for variation margin on futures contracts	$ (212,174)*		$—
Equity contracts	Receivable for variation margin on futures contracts	$ 11,669,858*		$—
Equity contracts		$—	Written option contracts outstanding, at value	$ 301,500
Equity contracts	Purchased options, Investment in securities at value	$ 670,500		$—
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$ 12,128,184		$ 301,500
*	Includes net cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Purchased Option Contracts[1]	Written Option Contracts	Total
Interest rate contracts	$(388,978)	$—	$—	$(388,978)
Equity contracts	$26,514,090	$ (9,951,237)	$2,889,112	$19,451,965
TOTAL	$26,125,112	$ (9,951,237)	$2,889,112	$19,062,987

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Purchased Option Contracts[2]	Written Option Contracts	Total
Interest rate contracts	$92,052	$—	$—	$92,052
Equity contracts	$12,503,923	$563,521	$(181,908)	$12,885,536
TOTAL	$12,595,975	$563,521	$(181,908)	$12,977,588
1	The net realized loss on Purchased Option Contracts is found within the Net realized loss on investments on the Statement of Operations.
2	The net change in unrealized depreciation of Purchased Option Contracts is found within the Net change in unrealized depreciation of investments on the Statement of Operations.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
Annual Shareholder Report

3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended December	2019		2018
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	2,373,923	$24,532,576	5,736,527	$59,498,677
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Managed Tail Risk Fund II	—	—	12,384,634	130,535,314
Shares issued to shareholders in payment of distributions declared	1,369,423	13,858,559	1,677,561	17,245,330
Shares redeemed	(12,039,584)	(125,610,367)	(11,423,916)	(118,377,677)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(8,296,238)	$(87,219,232)	8,374,806	$88,901,644

Year Ended December	2019		2018[1]
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	94,757	$973,723	95,335	$969,621
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Managed Tail Risk Fund II	—	—	4,868,185	51,310,875
Shares issued to shareholders in payment of distributions declared	88,946	900,136	—	—
Shares redeemed	(858,584)	(8,887,800)	(371,492)	(3,800,799)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(674,881)	$(7,013,941)	4,592,028	$48,479,697
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(8,971,119)	$(94,233,173)	12,966,834	$137,381,341
1	Reflects operations for the period from April 26, 2018 (date of initial investment) to December 31, 2018.
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2019 and 2018, was as follows:
	2019	2018
Ordinary income	$14,758,697	$17,245,330
As of December 31, 2019, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$15,757,886
Unrealized appreciation	$56,918,867
Capital loss carry forwards	$(21,108,517)
The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities, return of capital adjustments, partnership basis adjustments, deferral of losses on wash sales, straddle loss deferrals and mark-to-market of futures contracts.
At December 31, 2019, the cost of investments for federal tax purposes was $620,173,695. The net unrealized appreciation of investments for federal tax purposes was $56,918,867. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $64,017,020 and net unrealized depreciation from investments for those securities having an excess of cost over value of $7,098,153. The amounts presented are inclusive of derivative contracts.
As of December 31, 2019, the Fund had a capital loss carryforward of $21,108,517 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$11,134,453	$9,974,064	$21,108,517
At December 31, 2019, for federal income tax purposes, the Fund had $582,345 in straddle loss deferrals.
The Fund used capital loss carryforwards of $37,626,348 to offset capital gains realized during the year ended December 31, 2019.
As a result of the August 2018 tax-free transfer of assets from Federated Managed Tail Risk Fund II, certain capital loss carryforwards listed above may be limited.
Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The co-advisory agreement between the Fund and the Co-Advisers provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Co-Advisers may voluntarily choose to waive any portion of their fee. The Co-Advisers have agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended December 31, 2019, the Co-Advisers reimbursed $118,792.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
In addition to the fees described above, the Fund agrees to pay FAS an annual Administrative Service Charge of $125,000 for administrative and compliance services related to commodities Futures Trading Commission Rule 4.5. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2019, the annualized fee paid to FAS was 0.098% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets, annually to compensate FSC. For the year ended December 31, 2019, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Service Shares	$109,762
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2019, FSC did not retain any fees paid by the Fund.
Expense Limitation
The Co-Advisers and certain of their affiliates (which may include FAS and FSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective June 1, 2019, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy related expenses paid by the Fund, if any) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.95% and 1.20% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) June 1, 2020; or (b) the date of the Fund's next effective Prospectus. Prior to June 1, 2019, the Fee Limits disclosed above for the referenced share classes were 0.93% and 1.18%. While the Co-Advisers and their applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Co-Advisers which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2019, were as follows:
Purchases	$220,360,788
Sales	$333,835,524
Annual Shareholder Report

7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2019, the Fund had no outstanding loans. During the year ended December 31, 2019, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2019, there were no outstanding loans. During the year ended December 31, 2019, the program was not utilized.
9. Subsequent event
Effective on or about April 28, 2020, the name of the Trust and Fund will change to Federated Hermes Insurance Series and Federated Hermes Managed Volatility Fund II, respectively.
10. FEDERAL TAX INFORMATION (UNAUDITED)
Of the ordinary income distributions made by the Fund during the year ended December 31, 2019, 37.50% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF The FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED MANAGED VOLATILITY FUND II:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Managed Volatility Fund II (the “Fund”), a portfolio of Federated Insurance Series, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period ended December 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Investors' investment companies since 2006.
Boston, Massachusetts
February 14, 2020
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds used as variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$1,070.10	$4.75
Service Shares	$1,000	$1,068.20	$6.05
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,020.60	$4.63
Service Shares	$1,000	$1,019.40	$5.90
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	0.91%
Service Shares	1.16%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised six portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Hermes Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Hermes, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Hermes, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Hermes Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court's Board of Continuing Judicial Education and the Supreme Court's Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.
John B. Fisher Birth Date: May 16, 1956 President Officer since: November 2004	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of certain of the Funds in the Federated Hermes Fund Family; Vice President, Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Hermes, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to joining Federated Hermes, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Hermes Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated Hermes in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes' taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated Hermes' money market products in 2004. She joined Federated Hermes in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2019
Federated Managed Volatility Fund II (the “Fund”)
At its meetings in May 2019, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract, under which Federated Global Investment Management Corp., Federated Investment Management Company and Federated Equity Management Company of Pennsylvania will serve as co-advisers to the Fund (the “Co-Advisers”) for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below. Also, in weighing these factors, the Board considered the aggregate advisory fee paid by the Fund for the services of all Co-Advisers in addition to considering the allocation of that aggregate fee among the Co-Advisers and the rationale for that allocation.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with the Co-Advisers and their affiliates (collectively, “Federated”) on matters relating to the funds advised by Federated (each a “Federated Fund”). The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contacts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Co-Advisers also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
Annual Shareholder Report

The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Co-Advisers' investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Co-Advisers and their affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Co-Advisers in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The investment advisory contract between the Fund and the Co-Advisers provides for payment of a single advisory fee by the Fund for all services provided by the Co-Advisers. The investment advisory contract permits the Co-Advisers to allocate the advisory fee in a manner commensurate with the services they provide to the Fund. Throughout the year, as well as in connection with its May meetings, the Board considered the fee allocation and analyzed whether the allocation of fees among the Co-Advisers continued to be a reasonable proxy for and measurement of the level of resources and services provided by each Co-Adviser toward the management of the Fund.
The Board reviewed the contractual advisory fee rate and other expenses of the Fund and noted the position of the Fund's contractual advisory fee rate and other expenses relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
Annual Shareholder Report

Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Co-Advisers and the resources of the Co-Advisers and their affiliates dedicated to the Fund. In particular, the Board considered the services provided by the Co-Advisers in the aggregate, to the extent that the Co-Advisers collaborate in the implementation of the Fund's strategy, as well as separately, to the extent to which specific services provided by a Co-Adviser are distinguishable and subject to meaningful assessment. In this regard, the Board evaluated, among other things, the Co-Advisers' personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Co-Advisers' ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the Co-Advisers and their affiliates. The Board also noted the compliance program of the Co-Advisers and the compliance-related resources provided to the Fund by the Co-Advisers, including the Co-Advisers' commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Co-Advisers are executing the Fund's investment program. The Co-Advisers' ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Co-Advisers' investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Co-Advisers in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' objectives or investment management techniques, or the costs to implement the funds, even within the same Peer Group.
For the periods covered by the CCO Fee Evaluation Report, the Fund's performance for the three-year period was above the median of the relevant Peer Group, and the Fund's performance fell below the median of the relevant Peer Group for the one-year and five-year periods. The Board discussed the Fund's performance with the Co-Advisers and recognized the efforts being taken by the Co-Advisers in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated Funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Co-Advisers and their affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
Federated furnished information, requested by the CCO that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
Annual Shareholder Report

The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Co-Advisers and their affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints, at higher levels and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Co-Advisers' industry standing and reputation and with the expectation that the Co-Advisers will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Co-Advisers by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Co-Advisers and their affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.
Annual Shareholder Report

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Managed Volatility Fund II

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916108
CUSIP 313916744
G00845-01 (2/20)
© 2020 Federated Hermes, Inc.

Annual Shareholder Report
December 31, 2019
Share Class	Primary	Service

Federated High Income Bond Fund II

A Portfolio of Federated Insurance Series
IMPORTANT NOTICE TO SHAREHOLDERS
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company that offers your contract or your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2019 through December 31, 2019. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated High Income Bond Fund II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2019, was 14.54% for the Primary Shares and 14.13% for the Service Shares. The total return of the Fund's Primary Shares consisted of 6.96% current income and 7.58% of appreciation in the net asset value of the Fund's shares. The total return of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI),1 a broad-based securities market index, was 14.32% during the same period. The total return of the Lipper Variable Underlying High Yield Funds Average (LVHYFA),2 a peer group average for the Fund, was 12.96% during the same period. The Fund's and LVHYFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BBHY2%ICI.
During the reporting period, the most significant factors affecting the Fund's performance relative to the BBHY2%ICI were: (1) the allocation among industry sectors; and (2) the selection of individual securities. The following discussion will focus on the performance of the Fund's Primary Shares.
MARKET OVERVIEW
The total return for the high-yield3 market for the reporting period was attractive on both an absolute and relative basis. For example, the BBHY2%ICI, which returned 14.32% for the period, substantially outperformed the Bloomberg Barclays U.S. Aggregate Bond Index,4 a measure of high-quality bond5 performance, which returned 8.72% for the period. Several factors positively impacted the high-yield market. First, the market began the period at attractive valuation levels given a substantial market decline that occurred in the fourth quarter of 2018. Second, the U.S. economy continued to expand with consumers leading the way. Job gains continued to be robust, unemployment statistics continued to be low and measures of consumer confidence remained high. Third, the Federal Reserve policy turned more accommodative during the year joining most other central banks. While geopolitical issues remain volatile, the phase 1 trade deal between China and the U.S. announced late in the reporting period as well as the outcome of U.K. elections were viewed positively. Finally, oil prices which declined substantially in late 2018, marched higher in 2019. The high-yield market also benefited from the strength in global equity markets, which rebounded strongly from their swoon in the 4th quarter of 2018. The positive influence of these factors was illustrated by the narrowing of the yield spread between high-yield bonds and U.S. Treasury securities with comparable maturities which, according to the Credit Suisse High Yield Bond Index,6 began the reporting period at 575 basis points and ended the reporting period at 414 basis points.
Within the high-yield market, major industry sectors that substantially outperformed the overall BBHY2%ICI during the reporting period included: Finance Companies, Banking, Retail, Home Construction and Consumer Products. Major industry sectors that substantially underperformed the overall BBHY2%ICI during the reporting period included: Oil Field Services, Independent Energy, Leisure, Pharmaceuticals and Media/Entertainment. From a credit quality perspective, the “BB”-rated sector led the way during the reporting period with a total return of 15.51% followed by the “B”-rated sector with a return of 14.80%. Given the overall strong returns for the market as a whole, it is somewhat surprising that the “CCC”-rated sector was the weakest returning sector in the market with a return of 9.51% as credit-specific issues negatively impacted returns relative to the BBHY2%ICI during the reporting period.
Sector Allocation
The Fund benefited from its overweight position to the strong-performing Property & Casualty industry sector and its underweight position to the poor-performing Oil Field Services and Independent Energy industry sectors. The Fund was negatively affected by its underweight position to the strong-performing Banking and Home Construction industry sectors. Cash holdings also negatively impacted performance given the strong absolute returns for the market.
Annual Shareholder Report
1

Security Selection
The Fund's security selection during the reporting period was very strong, positively impacting returns relative to the BBHY2%ICI. This was especially true in the Oil Field Services, Independent Energy, Technology, Metals & Mining, Automotive, Building Materials, Packaging, Chemicals, Wireless Telecommunications and Cable & Satellite industry sectors. Specific high-yield issuers held by the Fund that positively impacted performance relative to the BBHY2%ICI included: Bausch Health Cos., Hub International, Star Merger Sub (aka Dun & Bradstreet), Navient and Rackspace. The Fund was negatively impacted by security selection in the Pharmaceutical, Retail, Healthcare, Consumer Products and Midstream industry sectors. Specific high-yield issuers held by the Fund that negatively impacted performance relative to the BBHY2%ICI included: Mallinckrodt, Team Health, Party City, Summit Midstream and Enterprise Merger (aka Envision Healthcare).
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the BBHY2%ICI.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the LVHYFA.
3	High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and a higher risk of default.
4	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.*
5	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
6	Credit Suisse High Yield Bond Index serves as a benchmark to evaluate the performance of low-quality bonds. Low-quality is defined as those bonds in the range from “BB” to “CCC” and defaults.*
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
2

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated High Income Bond Fund II from December 31, 2009 to December 31, 2019, compared to the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI)2 and the Lipper Variable Underlying High Yield Funds Average (LVHYFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2019
Average Annual Total Returns for the Period Ended 12/31/2019
	1 Year	5 Years	10 Years
Primary Shares	14.54%	5.79%	7.26%
Service Shares	14.13%	5.52%	6.97%
BBHY2%ICI	14.32%	6.14%	7.55%
LVHYFA	12.96%	5.12%	6.73%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBHY2%ICI and the LVHYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The BBHY2%ICI is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BBHY2%ICI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Lipper figures represent the average of the total returns reported by all funds designated by Lipper, Inc., as falling into the respective category and is not adjusted to reflect any sales charges. The Lipper figures in the Growth of $10,000 line graph are based on historical return information published by Lipper and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Lipper as falling into the category can change over time, the Lipper figures in the line graph may not match the Lipper figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
Annual Shareholder Report
3

Portfolio of Investments Summary Table (unaudited)
At December 31, 2019, the Fund's index classification1 was as follows:
Index Classification	Percentage of Total Net Assets
Health Care	8.9%
Cable Satellite	7.9%
Technology	7.2%
Midstream	6.4%
Media Entertainment	6.0%
Packaging	5.9%
Independent Energy	4.6%
Insurance—P&C	4.1%
Pharmaceuticals	3.8%
Wireless Communications	3.5%
Other[2]	34.4%
Cash Equivalents[3]	5.8%
Other Assets and Liabilities—Net[4]	1.5%
TOTAL	100.0%
1	Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI). Individual portfolio securities that are not included in the BBHY2%ICI are assigned to an index classification by the Fund's Adviser.
2	For purposes of this table, index classifications which constitute less than 3.5% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
4

Portfolio of Investments
December 31, 2019
Principal Amount or Shares		Value
	CORPORATE BONDS—92.5%
	Aerospace/Defense—1.4%
$375,000	TransDigm UK Holdings PLC, Sr. Sub., 6.875%, 5/15/2026	$400,443
500,000	TransDigm, Inc., Sec. Fac. Bond, 144A, 6.250%, 3/15/2026	542,242
675,000	TransDigm, Inc., Sr. Sub. Deb., 144A, 5.500%, 11/15/2027	683,829
125,000	TransDigm, Inc., Sr. Sub. Note, 6.375%, 6/15/2026	132,807
475,000	TransDigm, Inc., Sr. Sub. Note, 6.500%, 7/15/2024	490,882
100,000	TransDigm, Inc., Sr. Sub., Series WI, 7.500%, 3/15/2027	109,565
	TOTAL	2,359,768
	Automotive—3.1%
625,000	Adient Global Holdings Ltd., Sr. Unsecd. Note, 144A, 4.875%, 8/15/2026	559,391
625,000	American Axle & Manufacturing, Inc., Sr. Unsecd. Note, Series WI, 6.500%, 4/1/2027	650,016
525,000	Dana Financing Lux Sarl, 144A, 6.500%, 6/1/2026	562,616
50,000	Dana Financing Lux Sarl, Sr. Unsecd. Note, 144A, 5.750%, 4/15/2025	52,396
200,000	Dana, Inc., Sr. Unsecd. Note, 5.375%, 11/15/2027	206,500
275,000	Goodyear Tire & Rubber Co., Sr. Unsecd. Note, 4.875%, 3/15/2027	285,134
275,000	Goodyear Tire & Rubber Co., Sr. Unsecd. Note, 5.000%, 5/31/2026	286,509
75,000	IHO Verwaltungs GmbH, Sec. Fac. Bond, 144A, 6.000%, 5/15/2027	79,713
325,000	IHO Verwaltungs GmbH, Sec. Fac. Bond, 144A, 6.375%, 5/15/2029	350,300
375,000	J.B. Poindexter & Co., Inc., Sr. Unsecd. Note, 144A, 7.125%, 4/15/2026	396,693
50,000	Panther BF Aggregator 2 LP, Sec. Fac. Bond, 144A, 6.250%, 5/15/2026	53,969
1,150,000	Panther BF Aggregator 2 LP, Sr. Unsecd. Note, 144A, 8.500%, 5/15/2027	1,224,002
500,000	Schaeffler Verwaltung Zw, 144A, 4.750%, 9/15/2026	511,161
	TOTAL	5,218,400
	Banking—0.2%
325,000	Ally Financial, Inc., Sr. Sub. Note, 5.750%, 11/20/2025	364,406
	Building Materials—2.0%
150,000	American Builders & Contractors Supply Co., Inc., 144A, 4.000%, 1/15/2028	152,528
600,000	American Builders & Contractors Supply Co., Inc., Sr. Unsecd. Note, 144A, 5.875%, 5/15/2026	638,610
75,000	Beacon Roofing Supply, Inc., 144A, 4.500%, 11/15/2026	77,344
375,000	Building Materials Corp. of America, Sr. Unsecd. Note, 144A, 6.000%, 10/15/2025	395,153
625,000	CD&R Waterworks Merger Subsidiary LLC, Sr. Unsecd. Note, 144A, 6.125%, 8/15/2025	649,994
125,000	Masonite International Corp., Sr. Unsecd. Note, 144A, 5.750%, 9/15/2026	133,168
575,000	Pisces Midco, Inc., Sec. Fac. Bond, 144A, 8.000%, 4/15/2026	600,889
600,000	Standard Industries, Inc., Sr. Unsecd. Note, 144A, 5.000%, 2/15/2027	626,893
	TOTAL	3,274,579
	Cable Satellite—7.9%
325,000	CCO Holdings LLC/Cap Corp., 144A, 5.750%, 2/15/2026	343,483
775,000	CCO Holdings LLC/Cap Corp., 5.750%, 9/1/2023	791,790
1,075,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 4.750%, 3/1/2030	1,098,521
650,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 5.000%, 2/1/2028	683,260
275,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 5.375%, 6/1/2029	294,071
500,000	CCO Holdings LLC/Cap Corp., Sr. Unsecd. Note, 144A, 5.875%, 5/1/2027	529,911
375,000	CSC Holdings LLC, 144A, 5.375%, 7/15/2023	385,157
325,000	CSC Holdings LLC, 144A, 5.500%, 5/15/2026	344,845
200,000	CSC Holdings LLC, Sr. Unsecd. Note, 144A, 5.750%, 1/15/2030	213,750
225,000	CSC Holdings LLC, Sr. Unsecd. Note, 144A, 6.500%, 2/1/2029	251,297
450,000	CSC Holdings LLC, Sr. Unsecd. Note, 144A, 6.625%, 10/15/2025	478,683
Annual Shareholder Report
5

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Cable Satellite—continued
$275,000	CSC Holdings LLC, Sr. Unsecd. Note, 144A, 7.500%, 4/1/2028	$311,389
225,000	CSC Holdings LLC, Sr. Unsecd. Note, 144A, 7.750%, 7/15/2025	240,458
450,000	CSC Holdings, Inc., Sr. Unsecd. Note, 5.250%, 6/1/2024	485,813
450,000	Cablevision Systems Corp., Sr. Unsecd. Note, 5.875%, 9/15/2022	485,676
105,000	Charter Communications Holdings II, 5.750%, 1/15/2024	107,144
825,000	DISH DBS Corp., Sr. Unsecd. Note, 5.875%, 11/15/2024	844,767
200,000	DISH DBS Corp., Sr. Unsecd. Note, 7.750%, 7/1/2026	212,248
450,000	Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, 144A, 8.500%, 10/15/2024	410,812
425,000	Intelsat Jackson Holdings S.A., Sr. Unsecd. Note, 5.500%, 8/1/2023	365,978
300,000	Sirius XM Radio, Inc., Sr. Unsecd. Note, 144A, 4.625%, 7/15/2024	315,625
100,000	Sirius XM Radio, Inc., Sr. Unsecd. Note, 144A, 5.000%, 8/1/2027	105,685
600,000	Sirius XM Radio, Inc., Sr. Unsecd. Note, 144A, 5.375%, 4/15/2025	621,219
300,000	Sirius XM Radio, Inc., Sr. Unsecd. Note, 144A, 5.500%, 7/1/2029	324,927
850,000	Telenet Finance Luxembourg, Sec. Fac. Bond, 144A, 5.500%, 3/1/2028	915,025
200,000	Virgin Media Secured Finance PLC, 144A, 5.500%, 8/15/2026	210,465
200,000	Virgin Media Secured Finance PLC, Sec. Fac. Bond, 144A, 5.500%, 5/15/2029	212,120
200,000	Virgin Media, Inc., Sr. Unsecd. Note, 144A, 5.750%, 1/15/2025	206,333
200,000	Virgin Media, Inc., Sr. Unsecd. Note, 144A, 6.000%, 10/15/2024	206,583
700,000	Ziggo Finance BV, Sec. Fac. Bond, 144A, 5.500%, 1/15/2027	745,045
300,000	Ziggo Finance BV, Sr. Unsecd. Note, 144A, 5.875%, 1/15/2025	310,063
200,000	Ziggo Finance BV, Sr. Unsecd. Note, 144A, 6.000%, 1/15/2027	211,465
	TOTAL	13,263,608
	Chemicals—2.4%
200,000	Alpha 2 BV, Sr. Unsecd. Note, 144A, 8.750%, 6/1/2023	204,583
575,000	Alpha 3 BV, Sr. Unsecd. Note, 144A, 6.250%, 2/1/2025	592,250
675,000	Compass Minerals International, Inc., 144A, 4.875%, 7/15/2024	674,436
150,000	Compass Minerals International, Inc., Sr. Unsecd. Note, 144A, 6.750%, 12/1/2027	159,653
400,000	Element Solutions, Inc., Sr. Unsecd. Note, 144A, 5.875%, 12/1/2025	419,496
300,000	Hexion, Inc., Sr. Unsecd. Note, 144A, 7.875%, 7/15/2027	312,743
700,000	Koppers, Inc., Sr. Unsecd. Note, 144A, 6.000%, 2/15/2025	734,993
250,000	PQ Corp., Sr. Unsecd. Note, 144A, 5.750%, 12/15/2025	261,979
700,000	Starfruit Finco BV, Sr. Unsecd. Note, 144A, 8.000%, 10/1/2026	743,767
	TOTAL	4,103,900
	Construction Machinery—0.6%
100,000	United Rentals North America, Inc., Sr. Unsecd. Note, 6.500%, 12/15/2026	110,091
450,000	United Rentals, Inc., Sr. Unsecd. Note, 5.500%, 5/15/2027	483,208
450,000	United Rentals, Inc., Sr. Unsecd. Note, 5.875%, 9/15/2026	483,874
	TOTAL	1,077,173
	Consumer Cyclical Services—1.4%
125,000	Allied Universal Holdco LLC, Sec. Fac. Bond, 144A, 6.625%, 7/15/2026	134,572
1,125,000	Allied Universal Holdco LLC, Sr. Unsecd. Note, 144A, 9.750%, 7/15/2027	1,204,416
829,000	GW B-CR Security Corp., Sr. Unsecd. Note, 144A, 9.500%, 11/1/2027	886,491
125,000	Go Daddy Operating Co. LLC / GD Finance Co., Inc., Sr. Unsecd. Note, 144A, 5.250%, 12/1/2027	131,794
	TOTAL	2,357,273
	Consumer Products—0.8%
50,000	Energizer Holdings, Inc., Sec. Fac. Bond, 144A, 6.375%, 7/15/2026	53,343
125,000	Energizer Holdings, Inc., Sr. Unsecd. Note, 144A, 5.500%, 6/15/2025	129,948
275,000	Energizer Holdings, Inc., Sr. Unsecd. Note, 144A, 7.750%, 1/15/2027	307,835
100,000	Prestige Brands, Inc., Sr. Unsecd. Note, 144A, 5.125%, 1/15/2028	105,000
Annual Shareholder Report
6

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Consumer Products—continued
$700,000	Prestige Brands, Inc., Sr. Unsecd. Note, 144A, 6.375%, 3/1/2024	$729,459
	TOTAL	1,325,585
	Diversified Manufacturing—1.3%
75,000	Amsted Industries, Inc., Sr. Unsecd. Note, 144A, 5.625%, 7/1/2027	79,713
75,000	CFX Escrow Corp., Sr. Unsecd. Note, 144A, 6.375%, 2/15/2026	81,844
650,000	Gates Global LLC, Sr. Unsecd. Note, 144A, 6.250%, 1/15/2026	662,379
150,000	Stevens Holding Company, Inc., Sr. Unsecd. Note, 144A, 6.125%, 10/1/2026	164,302
375,000	Titan Acquisition Ltd., Sr. Unsecd. Note, 144A, 7.750%, 4/15/2026	372,121
550,000	WESCO Distribution, Inc., Sr. Unsecd. Note, 5.375%, 12/15/2021	552,376
175,000	WESCO Distribution, Inc., Sr. Unsecd. Note, 5.375%, 6/15/2024	182,073
	TOTAL	2,094,808
	Environmental—0.2%
350,000	Tervita Escrow Corp., 144A, 7.625%, 12/1/2021	352,975
	Finance Companies—1.9%
800,000	Navient Corp., Sr. Unsecd. Note, 5.875%, 10/25/2024	857,992
100,000	Navient Corp., Sr. Unsecd. Note, 6.750%, 6/25/2025	110,650
100,000	Navient Corp., Sr. Unsecd. Note, 6.750%, 6/15/2026	110,095
675,000	Park Aerospace Holdings Ltd., Sr. Unsecd. Note, 144A, 5.500%, 2/15/2024	741,933
900,000	Quicken Loans, Inc., 144A, 5.750%, 5/1/2025	932,252
400,000	Quicken Loans, Inc., Sr. Unsecd. Note, 144A, 5.250%, 1/15/2028	414,929
	TOTAL	3,167,851
	Food & Beverage—2.5%
650,000	Aramark Services, Inc., Sr. Unsecd. Note, 144A, 5.000%, 4/1/2025	679,244
400,000	Aramark Services, Inc., Sr. Unsecd. Note, 144A, 5.000%, 2/1/2028	422,240
125,000	Aramark Services, Inc., Sr. Unsecd. Note, 5.125%, 1/15/2024	128,536
400,000	B&G Foods, Inc., Sr. Unsecd. Note, 5.250%, 4/1/2025	412,166
125,000	Performance Food Group, Inc., 144A, 5.500%, 6/1/2024	128,489
175,000	Performance Food Group, Inc., Sr. Unsecd. Note, 144A, 5.500%, 10/15/2027	187,473
150,000	Post Holdings, Inc., Sr. Unsecd. Note, 144A, 5.500%, 12/15/2029	160,223
200,000	Post Holdings, Inc., Sr. Unsecd. Note, 144A, 5.625%, 1/15/2028	215,870
1,075,000	Post Holdings, Inc., Sr. Unsecd. Note, 144A, 5.750%, 3/1/2027	1,155,434
650,000	U.S. Foodservice, Inc., Sr. Unsecd. Note, 144A, 5.875%, 6/15/2024	670,855
	TOTAL	4,160,530
	Gaming—3.3%
275,000	Boyd Gaming Corp., Sr. Unsecd. Note, 144A, 4.750%, 12/1/2027	286,165
200,000	Boyd Gaming Corp., Sr. Unsecd. Note, 6.375%, 4/1/2026	215,557
100,000	Boyd Gaming Corp., Sr. Unsecd. Note, Series WI, 6.000%, 8/15/2026	107,660
575,000	CRC Escrow Issuer LLC, Sr. Unsecd. Note, 144A, 5.250%, 10/15/2025	595,844
600,000	Eldorado Resorts, Inc., Sr. Unsecd. Note, 6.000%, 4/1/2025	632,751
50,000	MGM Growth Properties LLC, Sr. Unsecd. Note, 5.625%, 5/1/2024	54,604
625,000	MGM Resorts International, 6.000%, 3/15/2023	687,241
100,000	MGM Resorts International, Sr. Unsecd. Note, 4.625%, 9/1/2026	106,232
275,000	MGM Resorts International, Sr. Unsecd. Note, 5.750%, 6/15/2025	308,685
475,000	Mohegan Tribal Gaming Authority, Sr. Unsecd. Note, 144A, 7.875%, 10/15/2024	485,885
150,000	Penn National Gaming, Inc., Sr. Unsecd. Note, 144A, 5.625%, 1/15/2027	158,948
800,000	Star Group Holdings BV, Sr. Unsecd. Note, 144A, 7.000%, 7/15/2026	868,480
525,000	Station Casinos, Inc., Sr. Unsecd. Note, 144A, 5.000%, 10/1/2025	535,500
225,000	Sugarhouse HSP Gaming Finance Corp., Sec. Fac. Bond, 144A, 5.875%, 5/15/2025	225,093
175,000	VICI Properties LP/VICI Note Co., Inc., Sr. Unsecd. Note, 144A, 4.250%, 12/1/2026	180,571
Annual Shareholder Report
7

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Gaming—continued
$150,000	VICI Properties LP/VICI Note Co., Inc., Sr. Unsecd. Note, 144A, 4.625%, 12/1/2029	$157,027
	TOTAL	5,606,243
	Health Care—8.9%
175,000	Acadia Healthcare Co., Inc., Sr. Unsecd. Note, 5.625%, 2/15/2023	178,209
625,000	Acadia Healthcare Co., Inc., Sr. Unsecd. Note, 6.500%, 3/1/2024	649,478
675,000	Air Medical Group Holdings, Inc., Sr. Unsecd. Note, 144A, 6.375%, 5/15/2023	606,093
950,000	Avantor, Inc., Sr. Unsecd. Note, 144A, 9.000%, 10/1/2025	1,063,634
550,000	CHS/Community Health Systems, Inc., 6.250%, 3/31/2023	559,625
200,000	CHS/Community Health Systems, Inc., Sec. Fac. Bond, 144A, 8.000%, 3/15/2026	206,375
150,000	CHS/Community Health Systems, Inc., Sec. Fac. Bond, 144A, 8.625%, 1/15/2024	159,373
100,000	Charles River Laboratories International, Inc., Sr. Unsecd. Note, 144A, 5.500%, 4/1/2026	107,732
75,000	Charles River Laboratories International, Inc., Sr. Unsecd. Note, 144A, 4.250%, 5/1/2028	76,545
625,000	Enterprise Merger Sub, Inc., Sr. Unsecd. Note, 144A, 8.750%, 10/15/2026	389,280
200,000	HCA, Inc., 5.875%, 5/1/2023	221,449
475,000	HCA, Inc., 5.875%, 2/15/2026	541,015
750,000	HCA, Inc., Sr. Unsecd. Note, 5.375%, 2/1/2025	830,936
175,000	HCA, Inc., Sr. Unsecd. Note, 5.375%, 9/1/2026	195,348
275,000	HCA, Inc., Sr. Unsecd. Note, 5.625%, 9/1/2028	313,899
250,000	HCA, Inc., Sr. Unsecd. Note, 5.875%, 2/1/2029	289,375
50,000	Hill-Rom Holdings, Inc., Sr. Unsecd. Note, 144A, 4.375%, 9/15/2027	51,580
525,000	IMS Health, Inc., Sr. Unsecd. Note, 144A, 5.000%, 10/15/2026	555,094
200,000	Iqvia, Inc., Sr. Unsecd. Note, 144A, 5.000%, 5/15/2027	212,035
650,000	LifePoint Health, Inc., Sr. Unsecd. Note, 144A, 9.750%, 12/1/2026	736,141
350,000	MEDNAX, Inc., Sr. Unsecd. Note, 144A, 6.250%, 1/15/2027	359,634
1,025,000	MPH Acquisition Holdings LLC, 144A, 7.125%, 6/1/2024	994,240
775,000	Ortho-Clinical Diagnostics, Inc., 144A, 6.625%, 5/15/2022	772,089
500,000	Polaris Intermediate Corp., Sr. Unsecd. Note, 144A, 8.500%, 12/1/2022	466,872
125,000	RegionalCare Hospital Partners Holdings, Inc., Sr. Unsecd. Note, 144A, 11.500%, 5/1/2024	134,688
475,000	Surgery Center Holdings, Inc., Sr. Unsecd. Note, 144A, 6.750%, 7/1/2025	476,385
1,225,000	Team Health Holdings, Inc., Sr. Unsecd. Note, 144A, 6.375%, 2/1/2025	821,258
50,000	Teleflex, Inc., Sr. Unsecd. Note, 4.625%, 11/15/2027	53,083
175,000	Tenet Healthcare Corp., 144A, 4.875%, 1/1/2026	183,514
300,000	Tenet Healthcare Corp., 144A, 5.125%, 11/1/2027	317,250
500,000	Tenet Healthcare Corp., 5.125%, 5/1/2025	516,250
275,000	Tenet Healthcare Corp., Sr. Secd. Note, 4.625%, 7/15/2024	282,105
425,000	Tenet Healthcare Corp., Sr. Unsecd. Note, 6.750%, 6/15/2023	467,838
300,000	Tenet Healthcare Corp., Sr. Unsecd. Note, 7.000%, 8/1/2025	317,500
75,000	Vizient, Inc., Sr. Unsecd. Note, 144A, 6.250%, 5/15/2027	80,464
850,000	West Street Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 6.375%, 9/1/2025	849,991
	TOTAL	15,036,377
	Health Insurance—1.2%
525,000	Centene Corp., Sr. Unsecd. Note, 144A, 4.250%, 12/15/2027	541,065
575,000	Centene Corp., Sr. Unsecd. Note, 144A, 4.625%, 12/15/2029	607,027
175,000	Centene Corp., Sr. Unsecd. Note, 144A, 4.750%, 1/15/2025	182,143
250,000	Centene Corp., Sr. Unsecd. Note, 144A, 5.375%, 6/1/2026	265,775
350,000	Centene Corp., Sr. Unsecd. Note, 4.750%, 1/15/2025	364,285
	TOTAL	1,960,295
	Independent Energy—4.6%
325,000	Antero Resources Corp., Sr. Unsecd. Note, 5.000%, 3/1/2025	244,562
Annual Shareholder Report
8

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Independent Energy—continued
$50,000		Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsecd. Note, 144A, 7.000%, 11/1/2026	$40,017
175,000		Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsecd. Note, 144A, 10.000%, 4/1/2022	174,497
250,000		Berry Petroleum Co., Sr. Unsecd. Note, 144A, 7.000%, 2/15/2026	232,274
469,000		Callon Petroleum Corp., Sr. Unsecd. Note, 6.125%, 10/1/2024	479,055
75,000		Callon Petroleum Corp., Sr. Unsecd. Note, Series WI, 6.375%, 7/1/2026	76,309
400,000		Carrizo Oil & Gas, Inc., Sr. Unsecd. Note, 8.250%, 7/15/2025	410,166
250,000		Centennial Resource Production, LLC, Sr. Unsecd. Note, 144A, 6.875%, 4/1/2027	260,581
577,000		Chesapeake Energy Corp., 144A, 11.500%, 1/1/2025	546,707
625,000		Crownrock LP/Crownrock F, 144A, 5.625%, 10/15/2025	639,056
375,000	[1,2]	EP Energy LLC/Everest Acquisition Finance, Inc., Sec. Fac. Bond, 144A, 8.000%, 11/29/2024	188,593
250,000		Gulfport Energy Corp., Sr. Unsecd. Note, 6.000%, 10/15/2024	178,125
325,000		Gulfport Energy Corp., Sr. Unsecd. Note, 6.375%, 5/15/2025	207,322
200,000		Jagged Peak Energy, Inc., Sr. Unsecd. Note, Series WI, 5.875%, 5/1/2026	206,971
75,000		Laredo Petroleum, 5.625%, 1/15/2022	72,961
225,000		Laredo Petroleum, Sr. Unsecd. Note, 6.250%, 3/15/2023	211,593
75,000		Oasis Petroleum Inc., 6.875%, 3/15/2022	72,375
500,000		Oasis Petroleum Inc., Sr. Unsecd. Note, 144A, 6.250%, 5/1/2026	416,262
175,000		PDC Energy, Inc., Sr. Unsecd. Note, 6.125%, 9/15/2024	177,698
175,000		PDC Energy, Inc., Sr. Unsecd. Note, Series WI, 5.750%, 5/15/2026	175,004
125,000		Parsley Energy LLC/Parsley Finance Corp., Sr. Unsecd. Note, 144A, 5.375%, 1/15/2025	129,061
150,000		Parsley Energy LLC/Parsley Finance Corp., Sr. Unsecd. Note, 144A, 5.625%, 10/15/2027	158,903
200,000		QEP Resources, Inc., Sr. Unsecd. Note, 5.250%, 5/1/2023	198,500
175,000		QEP Resources, Inc., Sr. Unsecd. Note, 5.625%, 3/1/2026	171,111
475,000		Range Resources Corp., Sr. Unsecd. Note, 4.875%, 5/15/2025	407,312
200,000		SM Energy Co., Sr. Unsecd. Note, 5.000%, 1/15/2024	191,083
150,000		SM Energy Co., Sr. Unsecd. Note, 5.625%, 6/1/2025	142,813
25,000		SM Energy Co., Sr. Unsecd. Note, 6.625%, 1/15/2027	24,629
100,000		SM Energy Co., Sr. Unsecd. Note, 6.750%, 9/15/2026	98,285
325,000		SRC Energy, Inc., Sr. Unsecd. Note, Series WI, 6.250%, 12/1/2025	328,247
175,000		Southwestern Energy Co., Sr. Unsecd. Note, 7.750%, 10/1/2027	162,527
125,000		Ultra Resources, Inc., Sr. Unsecd. Note, 144A, 6.875%, 4/15/2022	15,938
175,000		Ultra Resources, Inc., Sr. Unsecd. Note, 144A, 7.125%, 4/15/2025	12,250
150,000		WPX Energy, Inc., Sr. Unsecd. Note, 5.250%, 10/15/2027	158,528
125,000		WPX Energy, Inc., Sr. Unsecd. Note, 5.750%, 6/1/2026	133,728
350,000		Whiting Petroleum Corp., Sr. Unsecd. Note, 6.250%, 4/1/2023	294,000
150,000		Whiting Petroleum Corp., Sr. Unsecd. Note, Series WI, 6.625%, 1/15/2026	102,601
		TOTAL	7,739,644
		Industrial - Other—0.7%
200,000		Anixter, Inc., Sr. Unsecd. Note, 6.000%, 12/1/2025	208,583
375,000		Hillman Group, Inc., Unsecd. Note, 144A, 6.375%, 7/15/2022	349,804
100,000		IAA Spinco, Inc., Sr. Unsecd. Note, 144A, 5.500%, 6/15/2027	106,435
325,000		KAR Auction Services, Inc., Sr. Unsecd. Note, 144A, 5.125%, 6/1/2025	338,678
225,000		Resideo Funding, Inc., Sr. Unsecd. Note, 144A, 6.125%, 11/1/2026	227,256
		TOTAL	1,230,756
		Insurance - P&C—4.1%
175,000		Acrisure LLC, Sec. Fac. Bond, 144A, 8.125%, 2/15/2024	190,641
550,000		Acrisure LLC, Sr. Unsecd. Note, 144A, 7.000%, 11/15/2025	532,120
75,000		Acrisure LLC, Sr. Unsecd. Note, 144A, 10.125%, 8/1/2026	80,990
325,000		Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, Sr. Unsecd. Note, 144A, 6.750%, 10/15/2027	348,660
Annual Shareholder Report
9

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Insurance - P&C—continued
$750,000		AmWINS Group, Inc., Sr. Unsecd. Note, 144A, 7.750%, 7/1/2026	$830,983
650,000		AssuredPartners, Inc., Sr. Unsecd. Note, 144A, 7.000%, 8/15/2025	662,799
175,000		GTCR AP Finance, Inc., Sr. Unsecd. Note, 144A, 8.000%, 5/15/2027	182,498
1,900,000		Hub International Ltd., Sr. Unsecd. Note, 144A, 7.000%, 5/1/2026	2,014,047
200,000		Kirs Midco 3 PLC, Sec. Fac. Bond, 144A, 8.625%, 7/15/2023	198,917
775,000		NFP Corp., Sr. Unsecd. Note, 144A, 6.875%, 7/15/2025	778,867
100,000		NFP Corp., Sr. Unsecd. Note, 144A, 8.000%, 7/15/2025	102,292
900,000		USIS Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 6.875%, 5/1/2025	922,221
		TOTAL	6,845,035
		Leisure—0.7%
75,000		Live Nation Entertainment, Inc., Sr. Unsecd. Note, 144A, 4.750%, 10/15/2027	77,764
600,000		Six Flags Entertainment Corp., Sr. Unsecd. Note, 144A, 5.500%, 4/15/2027	640,860
25,000		Viking Cruises Ltd., Sr. Unsecd. Note, 144A, 5.875%, 9/15/2027	26,765
325,000		Voc Escrow Ltd., 144A, 5.000%, 2/15/2028	341,039
		TOTAL	1,086,428
		Lodging—0.4%
375,000		Hilton Domestic Operating Company, Inc., Sr. Unsecd. Note, 5.125%, 5/1/2026	395,755
175,000		Hilton Domestic Operating Company, Inc., Sr. Unsecd. Note, Series WI, 4.875%, 1/15/2030	185,802
125,000		RHP Hotel Property/RHP Finance Corp., Sr. Unsecd. Note, 144A, 4.750%, 10/15/2027	129,294
		TOTAL	710,851
		Media Entertainment—6.0%
100,000		AMC Networks, Inc., Sr. Unsecd. Note, 4.750%, 8/1/2025	100,584
550,000		AMC Networks, Inc., Sr. Unsecd. Note, 5.000%, 4/1/2024	562,375
425,000		CBS Radio, Inc., Sr. Unsecd. Note, 144A, 7.250%, 11/1/2024	448,551
175,000		Cumulus Media News Holdings, Inc., 144A, 6.750%, 7/1/2026	187,797
350,000		Diamond Sports Group LLC/Diamond Sports Finance Co., Sec. Fac. Bond, 144A, 5.375%, 8/15/2026	354,699
500,000		Diamond Sports Group LLC/Diamond Sports Finance Co., Sec. Fac. Bond, 144A, 6.625%, 8/15/2027	487,175
350,000		Entercom Media Corp., 144A, 6.500%, 5/1/2027	375,497
600,000		Gannett Co., Inc., 6.375%, 10/15/2023	618,750
75,000		Gray Escrow, Inc., Sr. Unsecd. Note, 144A, 7.000%, 5/15/2027	83,483
375,000		Gray Television, Inc., Sr. Unsecd. Note, 144A, 5.125%, 10/15/2024	389,844
325,000		Gray Television, Inc., Sr. Unsecd. Note, 144A, 5.875%, 7/15/2026	346,320
100,000		iHeartCommunications, Inc., 144A, 4.750%, 1/15/2028	102,685
150,000		iHeartCommunications, Inc., 144A, 5.250%, 8/15/2027	157,222
750,000	[1,2,3]	iHeartCommunications, Inc., Escrow, 9.000%, 3/1/2021	0
906,114		iHeartCommunications, Inc., Sr. Unsecd. Note, 8.375%, 5/1/2027	1,002,932
400,000		Match Group, Inc., Sr. Unsecd. Note, 144A, 5.000%, 12/15/2027	418,139
825,000		Nexstar Escrow Corp., Sr. Unsecd. Note, 144A, 5.625%, 8/1/2024	861,783
375,000		Nexstar Escrow Corp., Sr. Unsecd. Note, 144A, 5.625%, 7/15/2027	395,869
350,000		Nielsen Finance LLC/Nielsen Finance Co., 144A, 5.000%, 4/15/2022	351,935
325,000		Nielsen Finance LLC/Nielsen Finance Co., Sr. Unsecd. Note, 144A, 5.000%, 2/1/2025	335,559
50,000		Outfront Media Capital LLC/Outfront Media Capital Corp., Sr. Unsecd. Note, 144A, 4.625%, 3/15/2030	50,968
375,000		Scripps Escrow, Inc., Sr. Unsecd. Note, 144A, 5.875%, 7/15/2027	393,506
200,000		Sinclair Television Group, 144A, 5.625%, 8/1/2024	206,167
75,000		Sinclair Television Group, Sr. Unsecd. Note, 144A, 5.125%, 2/15/2027	77,276
800,000		Sinclair Television Group, Sr. Unsecd. Note, 144A, 5.875%, 3/15/2026	843,278
225,000		Tegna, Inc., Sr. Unsecd. Note, 144A, 5.000%, 9/15/2029	229,219
600,000		Terrier Media Buyer, Inc., Sr. Unsecd. Note, 144A, 8.875%, 12/15/2027	636,000
		TOTAL	10,017,613
Annual Shareholder Report
10

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Metals & Mining—1.5%
$425,000	Coeur Mining, Inc., Sr. Unsecd. Note, 5.875%, 6/1/2024	$426,239
400,000	Freeport-McMoRan, Inc., Sr. Unsecd. Note, 3.875%, 3/15/2023	408,126
200,000	Freeport-McMoRan, Inc., Sr. Unsecd. Note, 5.000%, 9/1/2027	210,370
175,000	Freeport-McMoRan, Inc., Sr. Unsecd. Note, 5.250%, 9/1/2029	187,801
500,000	Freeport-McMoRan, Inc., Sr. Unsecd. Note, 5.400%, 11/14/2034	524,911
75,000	HudBay Minerals, Inc., Sr. Unsecd. Note, 144A, 7.250%, 1/15/2023	77,984
475,000	HudBay Minerals, Inc., Sr. Unsecd. Note, 144A, 7.625%, 1/15/2025	502,353
250,000	Steel Dynamics, Inc., Sr. Unsecd. Note, 5.500%, 10/1/2024	257,528
	TOTAL	2,595,312
	Midstream—6.4%
150,000	AmeriGas Partners LP, Sr. Unsecd. Note, 5.500%, 5/20/2025	162,374
175,000	AmeriGas Partners LP, Sr. Unsecd. Note, 5.750%, 5/20/2027	192,469
400,000	AmeriGas Partners LP, Sr. Unsecd. Note, 5.875%, 8/20/2026	441,740
200,000	Antero Midstream Partners LP, Sr. Unsecd. Note, 144A, 5.750%, 3/1/2027	176,380
500,000	Antero Midstream Partners LP, Sr. Unsecd. Note, 144A, 5.750%, 1/15/2028	436,262
550,000	Antero Midstream Partners LP, Sr. Unsecd. Note, 5.375%, 9/15/2024	511,500
500,000	Atlas Pipeline Partners LP, 5.875%, 8/1/2023	501,250
575,000	CNX Midstream Partners LP/CNX Midstream Finance Corp, Sr. Unsecd. Note, 144A, 6.500%, 3/15/2026	532,075
325,000	Cheniere Corpus Christi Holdings LLC, Sr. Secd. Note, 5.875%, 3/31/2025	366,127
250,000	Cheniere Energy Partners, LP, Series WI, 5.250%, 10/1/2025	261,145
225,000	Cheniere Energy Partners, LP, Sr. Unsecd. Note, 144A, 4.500%, 10/1/2029	231,626
425,000	Cheniere Energy Partners, LP, Sr. Unsecd. Note, 5.625%, 10/1/2026	450,234
200,000	Ferrellgas LP/Ferrellgas Finance Corp., Sr. Unsecd. Note, 6.750%, 6/15/2023	169,583
550,000	Ferrellgas, L.P., Sr. Unsecd. Note, 6.750%, 1/15/2022	469,047
250,000	Hess Midstream Partners LP, Sr. Unsecd. Note, 144A, 5.125%, 6/15/2028	253,438
800,000	Holly Energy Partners LP, 144A, 6.000%, 8/1/2024	835,992
177,000	MPLX LP, Sr. Unsecd. Note, 144A, 6.250%, 10/15/2022	180,505
700,000	NuStar Logistics LP, Sr. Unsecd. Note, 5.625%, 4/28/2027	720,545
100,000	NuStar Logistics LP, Sr. Unsecd. Note, 6.000%, 6/1/2026	105,937
425,000	Suburban Propane Partners LP, 5.500%, 6/1/2024	437,746
450,000	Suburban Propane Partners LP, Sr. Unsecd. Note, 5.875%, 3/1/2027	469,281
500,000	Summit Midstream Holdings LLC, 5.500%, 8/15/2022	446,406
475,000	Summit Midstream Holdings LLC, Sr. Unsecd. Note, 5.750%, 4/15/2025	364,166
50,000	Sunoco LP/Finance Corp., Sr. Unsecd. Note, Series WI, 5.500%, 2/15/2026	52,017
275,000	Sunoco LP/Finance Corp., Sr. Unsecd. Note, Series WI, 5.875%, 3/15/2028	292,779
500,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 144A, 5.500%, 3/1/2030	514,375
25,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 144A, 6.500%, 7/15/2027	27,421
75,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 5.000%, 1/15/2028	76,674
275,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 5.375%, 2/1/2027	285,821
475,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., Sr. Unsecd. Note, 5.875%, 4/15/2026	505,578
250,000	TransMontaigne Partners LP/TLP Finance Corp., Sr. Unsecd. Note, 6.125%, 2/15/2026	245,712
	TOTAL	10,716,205
	Oil Field Services—1.7%
125,000	Archrock Partners LP/Archrock Partners Finance Corp., Sr. Unsecd. Note, 144A, 6.250%, 4/1/2028	129,063
550,000	Archrock Partners LP/Archrock Partners Finance Corp., Sr. Unsecd. Note, 144A, 6.875%, 4/1/2027	582,902
150,000	Precision Drilling Corp., Sr. Unsecd. Note, 144A, 7.125%, 1/15/2026	142,927
300,000	Precision Drilling Corp., Sr. Unsecd. Note, 7.750%, 12/15/2023	300,125
175,000	Sesi LLC, 7.125%, 12/15/2021	149,695
725,000	Sesi LLC, Sr. Unsecd. Note, Series WI, 7.750%, 9/15/2024	484,238
Annual Shareholder Report
11

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Oil Field Services—continued
$350,000	Shelf Drilling Holdings Ltd., Sr. Unsecd. Note, 144A, 8.250%, 2/15/2025	$334,246
225,000	USA Compression Partners LP, Sr. Unsecd. Note, 6.875%, 9/1/2027	234,776
525,000	USA Compression Partners LP, Sr. Unsecd. Note, Series WI, 6.875%, 4/1/2026	552,234
	TOTAL	2,910,206
	Packaging—5.9%
850,000	ARD Finance SA, Sec. Fac. Bond, 144A, 6.500%, 6/30/2027	880,430
350,000	Ardagh Packaging Finance PLC/Ardagh Holdings, Sr. Unsecd. Note, 144A, 5.250%, 8/15/2027	369,029
400,000	Ardagh Packaging Finance PLC/Ardagh Holdings, Sr. Unsecd. Note, 144A, 6.000%, 2/15/2025	420,500
350,000	Berry Global Escrow Corp., 144A, 4.875%, 7/15/2026	369,801
225,000	Berry Global Escrow Corp., 144A, 5.625%, 7/15/2027	241,881
525,000	Berry Plastics Corp., 5.500%, 5/15/2022	532,215
112,000	Berry Plastics Corp., 6.000%, 10/15/2022	114,415
350,000	Bway Holding Co., Sec. Fac. Bond, 144A, 5.500%, 4/15/2024	361,407
1,100,000	Bway Holding Co., Sr. Unsecd. Note, 144A, 7.250%, 4/15/2025	1,088,989
175,000	Crown Americas LLC/Crown Americas Capital Corp VI, Sr. Unsecd. Note, 4.750%, 2/1/2026	185,342
1,075,000	Flex Acquisition Co., Inc., Sr. Unsecd. Note, 144A, 6.875%, 1/15/2025	1,085,739
625,000	Flex Acquisition Co., Inc., Sr. Unsecd. Note, 144A, 7.875%, 7/15/2026	631,139
425,000	Owens-Brockway Glass Container, Inc., 144A, 5.375%, 1/15/2025	438,989
150,000	Owens-Brockway Glass Container, Inc., 144A, 5.875%, 8/15/2023	160,438
200,000	Owens-Brockway Glass Container, Inc., 144A, 6.375%, 8/15/2025	219,000
650,000	Reynolds Group Issuer, Inc./LLC/LU, 144A, 7.000%, 7/15/2024	673,156
581,465	Reynolds Group Issuer, Inc./LLC/LU, 5.750%, 10/15/2020	582,918
175,000	Sealed Air Corp., Sr. Unsecd. Note, 144A, 4.000%, 12/1/2027	177,625
300,000	Sealed Air Corp., Sr. Unsecd. Note, 144A, 5.500%, 9/15/2025	330,875
500,000	Trident Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 6.625%, 11/1/2025	451,457
175,000	Trident Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 9.250%, 8/1/2024	177,260
200,000	Trivium Packaging Finance BV, Sec. Fac. Bond, 144A, 5.500%, 8/15/2026	211,125
200,000	Trivium Packaging Finance BV, Sr. Unsecd. Note, 144A, 8.500%, 8/15/2027	222,870
	TOTAL	9,926,600
	Paper—0.5%
750,000	Clearwater Paper Corp., Sr. Unsecd. Note, 144A, 5.375%, 2/1/2025	746,250
125,000	Graphic Packaging International, LLC, Sr. Unsecd. Note, 144A, 4.750%, 7/15/2027	134,106
	TOTAL	880,356
	Pharmaceuticals—3.8%
200,000	Bausch Health Cos, Inc., Sec. Fac. Bond, 144A, 5.500%, 11/1/2025	209,417
200,000	Bausch Health Cos, Inc., Sec. Fac. Bond, 144A, 5.750%, 8/15/2027	217,370
175,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 5.000%, 1/30/2028	180,056
60,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 5.500%, 3/1/2023	60,475
350,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 5.875%, 5/15/2023	353,281
1,125,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 6.125%, 4/15/2025	1,164,729
250,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 7.250%, 5/30/2029	286,088
400,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 8.500%, 1/31/2027	456,260
375,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 9.000%, 12/15/2025	427,387
50,000	Bausch Health Cos, Inc., Sr. Unsecd. Note, 144A, 9.250%, 4/1/2026	57,523
200,000	Eagle Holding Co. II LLC, Sr. Unsecd. Note, 144A, 7.625%, 5/15/2022	203,647
275,000	Eagle Holding Co. II LLC, Unsecd. Note, 144A, 7.750%, 5/15/2022	279,719
400,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., Sr. Unsecd. Note, 144A, 6.000%, 7/15/2023	289,996
650,000	Endo Finance LLC/Endo Finco, Inc., Sr. Unsecd. Note, 144A, 6.000%, 2/1/2025	440,173
1,200,000	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Sr. Unsecd. Note, 144A, 6.375%, 8/1/2023	1,241,613
Annual Shareholder Report
12

Principal Amount or Shares		Value
	CORPORATE BONDS—continued
	Pharmaceuticals—continued
$925,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Sr. Unsecd. Note, 144A, 5.500%, 4/15/2025	$330,688
575,000	Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Sr. Unsecd. Note, 144A, 5.625%, 10/15/2023	220,176
	TOTAL	6,418,598
	Refining—0.4%
675,000	CVR Refining LLC/Coffeyville Finance, Inc., 6.500%, 11/1/2022	685,120
	Restaurants—1.3%
250,000	1011778 BC Unltd. Liability Co./New Red Finance, Inc., 144A, 4.375%, 1/15/2028	251,088
1,050,000	1011778 BC Unltd. Liability Co./New Red Finance, Inc., 144A, 5.000%, 10/15/2025	1,086,314
125,000	1011778 BC Unltd. Liability Co./New Red Finance, Inc., Sr. Secd. Note, 144A, 4.250%, 5/15/2024	128,386
75,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsecd. Note, 144A, 4.750%, 6/1/2027	79,112
75,000	Yum! Brands, Inc., Sr. Unsecd. Note, 144A, 4.750%, 1/15/2030	78,701
500,000	Yum! Brands, Inc., Sr. Unsecd. Note, 144A, 5.250%, 6/1/2026	528,762
	TOTAL	2,152,363
	Retailers—0.9%
250,000	Hanesbrands, Inc., Sr. Unsecd. Note, 144A, 4.875%, 5/15/2026	265,150
350,000	Michaels Stores, Inc., Sr. Unsecd. Note, 144A, 8.000%, 7/15/2027	334,898
525,000	Party City Holdings, Inc., Sr. Unsecd. Note, 144A, 6.125%, 8/15/2023	460,905
525,000	Party City Holdings, Inc., Sr. Unsecd. Note, 144A, 6.625%, 8/1/2026	371,344
50,000	William Carter Co., Sr. Unsecd. Note, 144A, 5.625%, 3/15/2027	53,866
	TOTAL	1,486,163
	Supermarkets—0.8%
75,000	Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 144A, 5.875%, 2/15/2028	79,826
175,000	Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 144A, 7.500%, 3/15/2026	196,766
600,000	Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 5.750%, 3/15/2025	622,749
475,000	Albertsons Cos. LLC/SAFEW, Sr. Unsecd. Note, 6.625%, 6/15/2024	498,346
	TOTAL	1,397,687
	Technology—7.2%
550,000	Banff Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 9.750%, 9/1/2026	558,264
125,000	CDW LLC/CDW Finance, Sr. Unsecd. Note, 4.250%, 4/1/2028	131,325
375,000	CDW LLC/CDW Finance, Sr. Unsecd. Note, 5.500%, 12/1/2024	417,032
775,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Unsecd. Note, 144A, 7.125%, 6/15/2024	818,594
275,000	Ensemble S Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 9.000%, 9/30/2023	283,364
50,000	Fair Isaac & Co., Inc., Sr. Unsecd. Note, 144A, 4.000%, 6/15/2028	50,500
125,000	Financial & Risk US Holdings, Inc., 144A, 6.250%, 5/15/2026	136,638
900,000	Financial & Risk US Holdings, Inc., Sr. Unsecd. Note, 144A, 8.250%, 11/15/2026	1,015,290
250,000	Gartner, Inc., Sr. Unsecd. Note, 144A, 5.125%, 4/1/2025	260,834
800,000	Inception Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 8.625%, 11/15/2024	784,000
950,000	Infor US, Inc., 6.500%, 5/15/2022	965,941
700,000	Italics Merger Subsidiary, Inc., Sr. Unsecd. Note, 144A, 7.125%, 7/15/2023	712,243
675,000	JDA Escrow LLC/JDA Bond Finance, Inc., 144A, 7.375%, 10/15/2024	703,124
400,000	NCR Corp., 6.375%, 12/15/2023	410,834
50,000	NCR Corp., Sr. Unsecd. Note, 144A, 5.750%, 9/1/2027	53,366
450,000	Nuance Communications, Inc., Sr. Unsecd. Note, 5.625%, 12/15/2026	480,626
200,000	Qorvo, Inc., 144A, 4.375%, 10/15/2029	209,875
150,000	Riverbed Technology, Inc., Sr. Unsecd. Note, 144A, 8.875%, 3/1/2023	87,000
625,000	SS&C Technologies, Inc., Sr. Unsecd. Note, 144A, 5.500%, 9/30/2027	668,359
75,000	Sensata Technologies B.V., Sr. Unsecd. Note, 144A, 4.375%, 2/15/2030	76,646
200,000	Sensata Technologies UK Financing Co. PLC, Sr. Unsecd. Note, 144A, 6.250%, 2/15/2026	215,870
200,000	Star Merger Sub, Inc., 144A, 6.875%, 8/15/2026	221,125
Annual Shareholder Report
13

Principal Amount or Shares			Value
		CORPORATE BONDS—continued
		Technology—continued
$850,000		Star Merger Sub, Inc., Sr. Unsecd. Note, 144A, 10.250%, 2/15/2027	$979,072
375,000		TTM Technologies, Inc., Sr. Unsecd. Note, 144A, 5.625%, 10/1/2025	388,749
1,200,000		Tempo Acquisition LLC, Sr. Unsecd. Note, 144A, 6.750%, 6/1/2025	1,241,988
225,000		Western Digital Corp., Sr. Unsecd. Note, 4.750%, 2/15/2026	234,984
		TOTAL	12,105,643
		Utility - Electric—3.0%
300,000		Calpine Corp., 144A, 4.500%, 2/15/2028	303,036
200,000		Calpine Corp., 144A, 5.250%, 6/1/2026	208,715
550,000		Calpine Corp., 5.750%, 1/15/2025	565,812
275,000		Calpine Corp., Sr. Unsecd. Note, 144A, 5.125%, 3/15/2028	281,380
625,000		Enviva Partners LP/Enviva Partners Finance Corp., Sr. Unsecd. Note, 144A, 6.500%, 1/15/2026	670,706
300,000		NRG Energy, Inc., Sr. Unsecd. Note, 144A, 5.250%, 6/15/2029	324,930
450,000		NRG Energy, Inc., Sr. Unsecd. Note, 7.250%, 5/15/2026	492,457
50,000		NRG Energy, Inc., Sr. Unsecd. Note, Series WI, 5.750%, 1/15/2028	54,343
50,000		TerraForm Power Operating LLC, Sr. Unsecd. Note, 144A, 4.250%, 1/31/2023	51,598
50,000		TerraForm Power Operating LLC, Sr. Unsecd. Note, 144A, 4.750%, 1/15/2030	50,968
850,000		TerraForm Power Operating LLC, Sr. Unsecd. Note, 144A, 5.000%, 1/31/2028	900,286
150,000		Vistra Energy Corp., Sr. Unsecd. Note, 5.875%, 6/1/2023	153,830
300,000		Vistra Operations Co., LLC, Sr. Unsecd. Note, 144A, 5.000%, 7/31/2027	314,049
175,000		Vistra Operations Co., LLC, Sr. Unsecd. Note, 144A, 5.500%, 9/1/2026	185,906
400,000		Vistra Operations Co., LLC, Sr. Unsecd. Note, 144A, 5.625%, 2/15/2027	422,240
		TOTAL	4,980,256
		Wireless Communications—3.5%
200,000		Altice France SA, 144A, 8.125%, 2/1/2027	225,620
450,000		Altice Luxembourg SA, Sr. Unsecd. Note, 144A, 7.625%, 2/15/2025	469,125
1,175,000		Numericable-SFR SAS, 144A, 7.375%, 5/1/2026	1,263,701
550,000		Sprint Capital Corp., Company Guarantee, 6.875%, 11/15/2028	593,642
775,000		Sprint Corp., 7.125%, 6/15/2024	837,647
525,000		Sprint Corp., 7.875%, 9/15/2023	580,343
400,000		Sprint Corp., Sr. Unsecd. Note, 7.625%, 2/15/2025	439,940
200,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 4.500%, 2/1/2026	205,370
250,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 4.750%, 2/1/2028	262,415
275,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 6.000%, 3/1/2023	280,523
350,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 6.375%, 3/1/2025	362,395
325,000		T-Mobile USA, Inc., Sr. Unsecd. Note, 6.500%, 1/15/2026	349,070
		TOTAL	5,869,791
		TOTAL CORPORATE BONDS (IDENTIFIED COST $153,789,479)	155,478,398
		COMMON STOCKS—0.2%
		Chemicals—0.1%
8,506	[1]	Hexion Holdings Corp.	102,497
		Media Entertainment—0.1%
7,915	[1]	iHeartMedia, Inc.	133,764
		TOTAL COMMON STOCKS (IDENTIFIED COST $319,520)	236,261
Annual Shareholder Report
14

Principal Amount or Shares		Value
	REPURCHASE AGREEMENT—5.8%
	Finance - Banking—5.8%
$9,806,000	Interest in $450,000,000 joint repurchase agreement 1.57%, dated 12/31/2019 under which BMO Capital Markets Corp. will repurchase securities provided as collateral for $450,039,250 on 1/2/2020. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency and U.S. Treasury securities with various maturities to 11/20/2069 and the market value of those underlying securities was $460,414,804. (IDENTIFIED COST $9,806,000)	$9,806,000
	TOTAL INVESTMENT IN SECURITIES—98.5% (IDENTIFIED COST $163,914,999)[4]	165,520,659
	OTHER ASSETS AND LIABILITIES - NET—1.5%[5]	2,608,699
	TOTAL NET ASSETS—100%	$168,129,358
1	Non-income-producing security.
2	Issuer in default.
3	Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund's Board of Trustees (the “Trustees”).
4	The cost of investments for federal tax purposes amounts to $164,209,925.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2019.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$155,478,398	$0	$155,478,398
Equity Securities:
Common Stocks
Domestic	236,261	—	—	236,261
Repurchase Agreement	—	9,806,000	—	9,806,000
TOTAL SECURITIES	$236,261	$165,284,398	$0	$165,520,659
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$6.07	$6.82	$6.84	$6.36	$6.91
Income From Investment Operations:
Net investment income[1]	0.33	0.34	0.36	0.37	0.37
Net realized and unrealized gain (loss)	0.53	(0.55)	0.09	0.53	(0.53)
TOTAL FROM INVESTMENT OPERATIONS	0.86	(0.21)	0.45	0.90	(0.16)
Less Distributions:
Distributions from net investment income	(0.40)	(0.54)	(0.47)	(0.42)	(0.39)
Net Asset Value, End of Period	$6.53	$6.07	$6.82	$6.84	$6.36
Total Return[2]	14.54%	(3.29)%	6.94%	14.82%	(2.57)%
Ratios to Average Net Assets:
Net expenses	0.81%	0.81%	0.78%	0.72%	0.77%
Net investment income	5.26%	5.27%	5.26%	5.74%	5.55%
Expense waiver/reimbursement[3]	0.02%	0.01%	0.00%[4]	0.06%	—%
Supplemental Data:
Net assets, end of period (000 omitted)	$109,538	$106,628	$192,194	$190,070	$267,448
Portfolio turnover	31%	18%	32%	26%	33%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
4	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$6.04	$6.78	$6.81	$6.33	$6.87
Income From Investment Operations:
Net investment income[1]	0.31	0.32	0.34	0.35	0.35
Net realized and unrealized gain (loss)	0.52	(0.54)	0.09	0.53	(0.52)
TOTAL FROM INVESTMENT OPERATIONS	0.83	(0.22)	0.43	0.88	(0.17)
Less Distributions:
Distributions from net investment income	(0.38)	(0.52)	(0.46)	(0.40)	(0.37)
Net Asset Value, End of Period	$6.49	$6.04	$6.78	$6.81	$6.33
Total Return[2]	14.13%	(3.43)%	6.56%	14.53%	(2.72)%
Ratios to Average Net Assets:
Net expenses	1.06%	1.06%	1.03%	0.96%	1.01%
Net investment income	4.99%	5.03%	5.01%	5.48%	5.29%
Expense waiver/reimbursement[3]	0.02%	0.01%	0.00%[4]	0.08%	—%
Supplemental Data:
Net assets, end of period (000 omitted)	$58,591	$43,012	$50,284	$49,183	$44,179
Portfolio turnover	31%	18%	32%	26%	33%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
4	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Assets and Liabilities
December 31, 2019
Assets:
Investment in securities, at value (identified cost $163,914,999)		$165,520,659
Cash		158
Income receivable		2,539,719
Receivable for investments sold		37,500
Receivable for shares sold		158,316
TOTAL ASSETS		168,256,352
Liabilities:
Payable for shares redeemed	$51,143
Payable for investment adviser fee (Note 5)	2,715
Payable for administrative fees (Note 5)	362
Payable for custodian fees	10,506
Payable for portfolio accounting fees	44,752
Payable for distribution services fee (Note 5)	12,296
Accrued expenses (Note 5)	5,220
TOTAL LIABILITIES		126,994
Net assets for 25,807,583 shares outstanding		$168,129,358
Net Assets Consist of:
Paid-in capital		$171,214,294
Total distributable earnings (loss)		(3,084,936)
TOTAL NET ASSETS		$168,129,358
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
Net asset value per share ($109,537,883 ÷ 16,782,708 shares outstanding), no par value, unlimited shares authorized		$6.53
Service Shares:
Net asset value per share ($58,591,475 ÷ 9,024,875 shares outstanding), no par value, unlimited shares authorized		$6.49
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Operations
Year Ended December 31, 2019
Investment Income:
Interest		$9,625,284
Expenses:
Investment adviser fee (Note 5)	$952,636
Administrative fee (Note 5)	127,837
Custodian fees	16,542
Transfer agent fee	16,596
Directors'/Trustees' fees (Note 5)	2,261
Auditing fees	34,027
Legal fees	9,159
Portfolio accounting fees	87,927
Distribution services fee (Note 5)	121,299
Printing and postage	52,020
Miscellaneous (Note 5)	22,790
TOTAL EXPENSES	1,443,094
Waiver of investment adviser fee (Note 5)	(33,154)
Net expenses		1,409,940
Net investment income		8,215,344
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments		(529,999)
Net change in unrealized depreciation of investments		13,556,833
Net realized and unrealized gain on investments		13,026,834
Change in net assets resulting from operations		$21,242,178
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Statement of Changes in Net Assets
Year Ended December 31	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income	$8,215,344	$9,093,387
Net realized gain (loss)	(529,999)	590,091
Net change in unrealized appreciation/depreciation	13,556,833	(15,517,633)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	21,242,178	(5,834,155)
Distributions to Shareholders:
Primary Shares	(6,917,851)	(9,160,767)
Service Shares	(2,697,708)	(3,793,391)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(9,615,559)	(12,954,158)
Share Transactions:
Proceeds from sale of shares	42,973,449	32,243,150
Net asset value of shares issued to shareholders in payment of distributions declared	9,615,553	12,954,150
Cost of shares redeemed	(45,725,985)	(119,247,711)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	6,863,017	(74,050,411)
Change in net assets	18,489,636	(92,838,724)
Net Assets:
Beginning of period	149,639,722	242,478,446
End of period	$168,129,358	$149,639,722
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Notes to Financial Statements
December 31, 2019
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated High Income Bond Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to seek high current income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report
21

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Effective January 1, 2019, the Fund is subject to Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased callable debt securities with non-contingent call features to the earliest call date. The Fund applied the standard on a retrospective basis, as allowed under the standard, beginning with the fiscal year ended December 31, 2018. The identified cost basis of the applicable securities at December 31, 2018 has been adjusted from $38,215,162 to $38,157,938. This change had no impact on total distributable earnings (loss) or the net asset value of the Fund. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver of $33,154 is disclosed in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
Annual Shareholder Report
22

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
Year Ended December 31	2019		2018
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	3,164,991	$19,950,540	3,543,782	$22,656,876
Shares issued to shareholders in payment of distributions declared	1,132,218	6,917,851	1,477,543	9,160,767
Shares redeemed	(5,078,703)	(31,964,711)	(15,649,947)	(103,973,265)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(781,494)	$(5,096,320)	(10,628,622)	$(72,155,622)

Year Ended December 31	2019		2018
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	3,668,502	$23,022,909	1,496,206	$9,586,274
Shares issued to shareholders in payment of distributions declared	442,972	2,697,702	613,816	3,793,383
Shares redeemed	(2,207,531)	(13,761,274)	(2,402,438)	(15,274,446)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	1,903,943	$11,959,337	(292,416)	$(1,894,789)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	1,122,449	$6,863,017	(10,921,038)	$(74,050,411)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2019 and 2018, was as follows:
	2019	2018
Ordinary income	$9,615,559	$12,954,158
As of December 31, 2019, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$8,547,296
Unrealized appreciation	$1,310,734
Capital loss carry forwards	$(12,942,966)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for defaulted securities and discount accretion/premium amortization on debt securities.
At December 31, 2019, the cost of investments for federal tax purposes was $164,209,925. The net unrealized appreciation of investments for federal tax purposes was $1,310,734. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $6,199,618 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,888,884.
As of December 31, 2019, the Fund had a capital loss carryforward of $12,942,966 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses, retain their character as either short-term or long-term and do not expire.
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The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$35,125	$12,907,841	$12,942,966
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2019, the Adviser voluntarily waived $33,154 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2019, the annualized fee paid to FAS was 0.081% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets, annually, to compensate FSC. For the year ended December 31, 2019, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Service Shares	$121,299
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2019, FSC retained $3,734 fees paid by the Fund.
Expense Limitation
The Adviser and certain of its affiliates (which may include FAS and FSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.81% and 1.06% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended December 31, 2019, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $480,234 and $249,000, respectively.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
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6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2019, were as follows:
Purchases	$47,247,416
Sales	$49,023,244
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various condition precedents that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2019, the Fund had no outstanding loans. During the year ended December 31, 2019, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2019, there were no outstanding loans. During the year ended December 31, 2019, the program was not utilized.
9. Subsequent event
Effective on or about April 28, 2020, the name of the Trust and Fund will change to Federated Hermes Insurance Series and Federated Hermes High Income Bond Fund II, respectively.
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25

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF The FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED HIGH INCOME BOND FUND II:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated High Income Bond Fund II (the “Fund”), a portfolio of Federated Insurance Series, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period ended December 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Investors' investment companies since 2006.
Boston, Massachusetts
February 14, 2020
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$1,041.50	$4.17
Service Shares	$1,000	$1,038.40	$5.45
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,021.10	$4.13
Service Shares	$1,000	$1,019.86	$5.40
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	0.81%
Service Shares	1.06%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised six portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Hermes Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Hermes, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Hermes, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Hermes Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court's Board of Continuing Judicial Education and the Supreme Court's Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of certain of the Funds in the Federated Hermes Fund Family; Vice President, Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Hermes, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to joining Federated Hermes, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Hermes Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated Hermes in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes' taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated Hermes' money market products in 2004. She joined Federated Hermes in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Annual Shareholder Report
31

Evaluation and Approval of Advisory Contract–May 2019
Federated High Income Bond Fund II (the “Fund”)
At its meetings in May 2019, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investment Management Company (the “Adviser”) and its affiliates (collectively, “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee
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and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's contractual advisory fee rate and other expenses relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
The CCO noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its
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Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' objectives or investment management techniques, or the costs to implement the funds, even within the same Peer Group.
For the periods covered by the CCO Fee Evaluation Report, the Fund's performance for the five-year period was above the median of the relevant Peer Group, and the Fund's performance fell below the median of the relevant Peer Group for the one-year and three-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the
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appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.
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Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated High Income Bond Fund II

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916306
CUSIP 313916843
G00844-01 (2/20)
© 2020 Federated Hermes, Inc.

Annual Shareholder Report
December 31, 2019
Share Class	Primary	Service

Federated Kaufmann Fund II

A Portfolio of Federated Insurance Series
IMPORTANT NOTICE TO SHAREHOLDERS
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company that offers your contract or your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2019 through December 31, 2019. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Kaufmann Fund II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2019, was 33.82% for the Primary Shares and 33.52% for the Service Shares. The Fund's benchmark, the Russell Midcap® Growth Index (the RMCGI),1 a broad-based securities market index, had a total return of 35.47% for the period. The total return of the Morningstar Insurance Mid-Cap Growth Funds Average (MIMCGFA),2 the peer group average for the Fund, was 34.37%. The Fund's and MIMCGFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the RMCGI.
During the reporting period, the Fund's investment strategy focused on stock selection, sector exposure and country allocation. These were the most significant factors affecting the Fund's performance relative to the RMCGI.
The following discussion will focus on the Fund's Primary Shares.
MARKET OVERVIEW
During the reporting period of 2019, the U.S. economy, after slowing for much of the year, which led to worries for investors about possible recessionary signs, began to show signs of stabilization later in 2019. Investor fears were further mitigated with stronger employment gains, stabilizing Institute for Supply Management (ISM) data and strong consumer spending, which helped U.S. Gross Domestic Product for the remainder of 2019. Global equity markets improved by the end of the year as trade worries subsided and many global economies showed signs of improvement.
The U.S. equity markets were positive for the reporting period, led by the S&P 500 Index3 (up 31.48%), large-cap stocks represented by the Russell 1000® Index4 (up 31.42%), mid-cap stocks represented by the Russell Mid-Cap® Index5 (up 30.54%) and small-cap stocks represented by the Russell 2000® Index6 (up 25.52%). Mid-cap growth stocks outperformed mid-cap value stocks, a continuation of a multi-year trend.
The best-performing RMCGI sectors were: Information Technology (up 44.27%), Real Estate (up 39.06%) and Financials (up 38.05%). The weakest-performing sectors during the reporting period were: Energy (up 7.96%), Consumer Staples (up 20.89%) and Utilities (up 28.46%).
STOCK SELECTION
The five stocks that contributed the most to the Fund's performance versus the RMCGI were: Veeva Systems, Argenx, Galapagos, Uniqure and Spark Therapeutics.
The five stocks that most negatively affected Fund performance were: Lam Research Corporation, Fiserv, Global Payments, KLA Corporation and AnaptysBio.
SECTOR EXPOSURE
At the end of the reporting period, approximately 69% of the portfolio was invested in four large sectors: Health Care, Information Technology, Materials and Industrials. These sectors have historically provided good opportunities for bottom-up growth investors. During the reporting period, stock selection in Health Care and Information Technology had a positive impact on performance. The Fund maintained higher-than-benchmark exposure to cash which hurt Fund performance. The cash position of the Fund was approximately 20% on average throughout the reporting period.
COUNTRY ALLOCATION
The reporting period ended with approximately 25.84% of the Fund invested in non-U.S. holdings. During the reporting period, stock selection in foreign companies7 was a positive contributor to Fund performance. However, the allocation outside the U.S. hurt Fund performance relative to the RMCGI.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the RMCGI.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MIMCGFA.
3	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.*
4	The Russell 1000® Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 1000 of the smallest securities based on a combination of their market cap and current index membership.*
5	The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.*
6	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.*
7	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards.
*	The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
1

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Kaufmann Fund II from December 31, 2009 to December 31, 2019, compared to the Russell Midcap® Growth Index (RMCGI)2 and the Morningstar Insurance Mid-Cap Growth Funds Average (MIMCGFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2019
The Fund offers multiple share classes whose performance may be greater or less than its other share class(es) due to differences in sales charges and expenses.
Average Annual Total Returns for the Period Ended 12/31/2019
	1 Year	5 Years	10 Years
Primary Shares	33.82%	14.48%	13.75%
Service Shares	33.52%	14.21%	13.47%
RMCGI	35.47%	11.60%	14.24%
MIMCGFA	34.37%	11.13%	12.97%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCGI and MIMCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The RMCGI measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The RMCGI is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The RMCGI is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. The RMCGI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
Annual Shareholder Report
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Portfolio of Investments Summary Table (unaudited)
At December 31, 2019, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Health Care	30.4%
Information Technology	18.5%
Materials	10.5%
Industrials	9.4%
Consumer Discretionary	7.4%
Financials	4.7%
Real Estate	3.0%
Energy	0.9%
Consumer Staples	0.1%
Securities Lending Collateral[2]	3.3%
Cash Equivalents[3]	15.4%
Other Assets and Liabilities—Net[4]	(3.6) %
TOTAL	100.0%
1	Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS), except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
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Portfolio of Investments
December 31, 2019
Shares or Principal Amount			Value
		COMMON STOCKS—84.8%
		Consumer Discretionary—7.4%
4,100	[1]	Alibaba Group Holding Ltd., ADR	$869,610
647	[1]	Amazon.com, Inc.	1,195,553
1,400	[1]	Bright Horizons Family Solutions, Inc.	210,406
6,925	[1]	Etsy, Inc.	306,778
22,940	[1]	Floor & Decor Holdings, Inc.	1,165,581
4,600	[1,2]	GrubHub, Inc.	223,744
6,800		Hilton Worldwide Holdings, Inc.	754,188
1,600		Home Depot, Inc.	349,408
16,395		Las Vegas Sands Corp.	1,131,911
14,200	[1,2]	Luckin Coffee, Inc., ADR	558,912
4,000	[1]	Lululemon Athletica, Inc.	926,680
26,200		Moncler S.p.A	1,178,425
724,567		NagaCorp Ltd.	1,265,037
5,922	[1,2]	Peloton Interactive, Inc.	168,185
5,385	[1]	Planet Fitness, Inc.	402,152
2,750	[1]	Takeaway.com Holding BV	254,020
8,000	[1,2]	The RealReal, Inc.	150,800
3,981		Vail Resorts, Inc.	954,763
15,970		Wingstop, Inc.	1,377,093
13,200	[1,2]	YETI Holdings, Inc.	459,096
		TOTAL	13,902,342
		Consumer Staples—0.1%
3,200	[1,2]	Beyond Meat, Inc.	241,920
		Energy—0.9%
33,490		DHT Maritime,nc.	277,297
47,451		Euronav SA	595,036
32,100	[1,2]	New Fortress Energy LLC	503,007
11,000	[1]	Rattler Midstream Partners LP	195,690
3,428		Scorpio Tankers, Inc.	134,857
		TOTAL	1,705,887
		Financials—4.7%
9,400	[1]	ARYA Sciences Acquisition Corp.	108,100
94,600		Ashmore Group PLC	650,899
4,150		BlackRock, Inc.	2,086,205
4,107		Eurazeo SA	281,530
167,400		FinecoBank Banca Fineco SPA	2,009,336
19,200		Hamilton Lane, Inc.	1,144,320
27,300		KKR & Co., Inc.	796,341
700	[1]	Markel Corp.	800,219
27,000	[1]	Qudian, Inc., ADR	127,170
6,940		Raymond James Financial, Inc.	620,853
1,873	[1]	XP, Inc.	72,148
		TOTAL	8,697,121
		Health Care—30.3%
10,800		Abbott Laboratories	938,088
26,100	[1]	Albireo Pharma, Inc.	663,462
Annual Shareholder Report
4

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Health Care—continued
61,300	[1]	Alector, Inc.	$1,056,199
2,084	[1]	Alnylam Pharmaceuticals, Inc.	240,014
49,500	[1,2]	Amarin Corporation PLC, ADR	1,061,280
22,100	[1]	Amphastar Pharmaceuticals, Inc.	426,309
43,300	[1]	AnaptysBio, Inc.	703,625
32,400	[1]	Argenx SE	5,213,564
34,400	[1]	Atara Biotherapeutics, Inc.	566,568
23,800	[1]	Boston Scientific Corp.	1,076,236
22,400	[1]	CRISPR Therapeutics AG	1,364,272
84,100	[1]	Calithera Biosciences, Inc.	480,211
42,800	[1]	Catabasis Pharmaceuticals, Inc.	252,948
234,400	[1]	Corcept Therapeutics, Inc.	2,836,240
10,400		Danaher Corp.	1,596,192
9,900	[1]	Dexcom, Inc.	2,165,526
146,800	[1]	Dynavax Technologies Corp.	839,696
22,800	[1]	Editas Medicine, Inc.	675,108
2,500	[1]	Edwards Lifesciences Corp.	583,225
20,900	[1,2]	Frequency Therapeutics, Inc.	366,377
4,400	[1,2]	GW Pharmaceuticals PLC, ADR	460,064
13,850	[1]	Galapagos NV	2,882,773
17,500	[1]	Galapagos NV, ADR	3,619,525
6,500	[1]	Genmab A/S	1,446,788
14,325	[1]	Genmab A/S, ADR	319,877
14,070	[1]	Glaukos Corp.	766,393
12,200	[1]	Gossamer Bio, Inc.	190,686
2,000	[1]	IDEXX Laboratories, Inc.	522,260
2,725	[1]	Illumina, Inc.	903,991
9,200	[1]	Insulet Corp.	1,575,040
11,400	[1]	Merus NV	160,512
205,200	[1]	Minerva Neurosciences, Inc.	1,458,972
17,900	[1]	Molecular Partners AG	324,040
13,500	[1]	Natera, Inc.	454,815
26,100	[1]	Nektar Therapeutics	563,369
6,250	[1]	Orchard Therapeutics PLC, ADR	85,938
4,300	[1]	PTC Therapeutics, Inc.	206,529
4,100	[1,2]	Penumbra, Inc.	673,507
11,250	[1]	Repligen Corp.	1,040,625
27,300	[1]	Rhythm Pharmaceuticals, Inc.	626,808
139,300	[1,2]	Scynexis, Inc.	126,763
10,400	[1]	Seres Therapeutics, Inc.	35,880
10,400	[1,2]	Stoke Therapeutics, Inc.	294,528
3,400		Stryker Corp.	713,796
28,000	[1]	Tandem Diabetes Care, Inc.	1,669,080
6,900	[1,2]	Teladoc, Inc.	577,668
14,500	[1]	Translate Bio, Inc.	118,030
1,876	[1]	Twist Bioscience Corp.	39,396
52,000	[1]	Ultragenyx Pharmaceutical, Inc.	2,220,920
57,600	[1]	UniQure N.V.	4,127,616
21,800	[1]	Veeva Systems, Inc.	3,066,388
Annual Shareholder Report
5

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Health Care—continued
14,400	[1]	Vericel Corp	$250,560
19,800	[1]	Zai Lab Ltd., ADR	823,482
23,700	[1]	Zogenix, Inc.	1,235,481
		TOTAL	56,687,240
		Industrials—9.4%
33,400		Air Lease Corp.	1,587,168
50,700	[1]	Azul S.A., ADR	2,169,960
715		Cintas Corp.	192,392
3,900	[1]	CoStar Group, Inc.	2,333,370
3,200	[1]	Generac Holdings, Inc.	321,888
18,346		HEICO Corp.	2,094,196
16,200	[1]	IHS Markit Ltd.	1,220,670
26,625	[1]	Kratos Defense & Security Solutions	479,516
38,500	[1]	Mercury Systems, Inc.	2,660,735
6,697		Roper Technologies, Inc.	2,372,278
10,629	[1]	Trex Co., Inc.	955,335
19,300	[1,2]	Upwork, Inc.	205,931
7,080		Verisk Analytics, Inc.	1,057,327
		TOTAL	17,650,766
		Information Technology—18.5%
1,475	[1]	Adobe, Inc.	486,470
51,600	[1]	Advanced Micro Devices, Inc.	2,366,376
5,257	[1]	Ansys, Inc.	1,353,204
3,900		Broadcom, Inc.	1,232,478
12,900	[1]	Coupa Software, Inc.	1,886,625
2,800	[1]	DocuSign, Inc.	207,508
14,000	[1]	Envestnet, Inc.	974,820
2,655	[1]	Everbridge, Inc.	207,302
9,000		Fidelity National Information Services, Inc.	1,251,810
51,500	[1]	GDS Holdings Ltd., ADR	2,656,370
9,400	[1]	GoDaddy, Inc.	638,448
1,268	[1]	IPG Photonics Corp.	183,759
38,400		Marvell Technology Group Ltd.	1,019,904
15,359	[1,2]	Medallia, Inc.	477,819
52,872	[1]	Nexi SpA	734,400
48,396	[1]	PagSeguro Digital Ltd.	1,653,207
14,260	[1]	Q2 Holdings, Inc.	1,156,201
32,100	[1]	Radware Ltd.	827,538
15,000	[1]	Rapid7, Inc.	840,300
6,900	[1]	RealPage, Inc.	370,875
2,685	[1]	Salesforce.com, Inc.	436,688
13,500	[1]	ServiceNow, Inc.	3,811,320
8,000	[1]	Shopify, Inc.	3,180,640
16,450	[1]	Splunk, Inc.	2,463,717
6,750	[1]	Tyler Technologies, Inc.	2,025,135
13,800	[1]	Workday, Inc.	2,269,410
		TOTAL	34,712,324
		Materials—10.5%
37,676	[2]	Agnico Eagle Mines Ltd.	2,321,218
Annual Shareholder Report
6

Shares or Principal Amount			Value
		COMMON STOCKS—continued
		Materials—continued
2,737		Albemarle Corp.	$199,911
297,300		B2Gold Corp.	1,192,817
7,465		Ball Corp.	482,762
90,705		Barrick Gold Corp.	1,686,206
700		Ecolab, Inc.	135,093
54,300	[1]	Endeavour Financial Corp.	1,025,743
3,424		Franco-Nevada Corp.	353,567
211,539	[1]	Kinross Gold Corp.	1,002,695
29,458		Kirkland Lake Gold Ltd.	1,298,214
49,433		Newcrest Mining Ltd.	1,046,423
46,117		Newmont Goldcorp Corp.	2,003,784
64,800		Osisko Gold Royalties Ltd.	629,208
7,347		Pan American Silver Corp.	174,051
73,800	[1]	Pretium Resources, Inc.	821,394
3,630		Sherwin-Williams Co.	2,118,250
13,400		Vulcan Materials Co.	1,929,466
8,959		Wheaton Precious Metals Corp.	266,530
263,900	[2]	Yamana Gold, Inc.	1,042,405
		TOTAL	19,729,737
		Real Estate—3.0%
14,256		Americold Realty Trust	499,815
10,700	[1]	CBRE Group, Inc.	655,803
5,537		Crown Castle International Corp.	787,085
31,000		JBG Smith Properties	1,236,590
6,700		Lamar Advertising Co.	598,042
17,600		MGM Growth Properties LLC	545,072
11,682		Ryman Hospitality Properties	1,012,362
5,420		STAG Industrial, Inc.	171,109
		TOTAL	5,505,878
		TOTAL COMMON STOCKS (IDENTIFIED COST $86,859,978)	158,833,215
		WARRANTS—0.1%
		Health Care—0.1%
11,450	[1]	Catabasis Pharmaceuticals, Inc., Warrants, Expiration Date 2/8/2024	35,344
21,500	[1]	Catabasis Pharmaceuticals, Inc., Warrants, Expiration Date 6/22/2022	40,489
87,500	[1]	ContraFect Corp., Warrants, Expiration Date 7/20/2022	13,554
42,500	[1]	ContraFect Corp., Warrants, Expiration Date 7/27/2021	5,550
10,000	[1]	Dynavax Technologies Corp., Warrants, Expiration Date 2/12/2022	32,724
25,200	[1]	Scynexis, Inc., Warrants, Expiration Date 3/8/2023	7,033
21,060	[1]	Scynexis, Inc., Warrants, Expiration Date 4/6/2021	1,308
		TOTAL WARRANTS (IDENTIFIED COST $1,300)	136,002
		REPURCHASE AGREEMENTS—18.7%
$6,246,555		Interest in $450,000,000 joint repurchase agreement 1.57%, dated 12/31/2019 under which BMO Capital Markets Corp. will repurchase securities provided as collateral for $450,039,250 on 1/2/2020. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency and U.S. Treasury securities with various maturities to 11/20/2069 and the market value of those underlying securities was $460,414,804 (purchased with proceeds from securities lending collateral).	6,246,555
Annual Shareholder Report
7

Shares or Principal Amount		Value
	REPURCHASE AGREEMENTS—continued
$28,750,000	Interest in $450,000,000 joint repurchase agreement 1.57%, dated 12/31/2019 under which BMO Capital Markets Corp. will repurchase securities provided as collateral for $450,039,250 on 1/2/2020. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency and U.S. Treasury securities with various maturities to 11/20/2069 and the market value of those underlying securities was $460,414,804.	$28,750,000
	TOTAL REPURCHASE AGREEMENTS (IDENTIFIED COST $34,996,555)	34,996,555
	TOTAL INVESTMENT IN SECURITIES—103.6% (IDENTIFIED COST $121,857,833)[3]	193,965,772
	OTHER ASSETS AND LIABILITIES - NET—(3.6)%[4]	(6,650,326)
	TOTAL NET ASSETS—100%	$187,315,446
An affiliated company is a company in which the Fund, alone or in combination with other funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the period ended December 31, 2019, were as follows:
	Balance of Shares Held 12/31/2018	Purchases/ Additions**	Sales/ Reductions**	Balance of Shares Held 12/31/2019	Value	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)**	Dividend Income
Energy
New Fortress Energy LLC	—	32,100	—	32,100	$503,007	$51,337	$—	$—
Financials
ARYA Sciences Acquisition Corp.	9,400	—	—	9,400	$108,100	$11,844	$—	$—
Health Care
Albireo Pharma, Inc.	11,780	15,220	(900)	26,100	$663,462	$(107,144)	$(15,880)	$—
Alector, Inc.	15,462	45,838	—	61,300	$1,056,199	$(17,378)	$—	$—
Argenx SE*	49,400	203	(17,203)	32,400	$5,213,564	$973,188	$1,583,317	$—
Calithera Biosciences, Inc.	63,581	22,833	(2,314)	84,100	$480,211	$152,829	$(12,778)	$—
Catabasis Pharmaceuticals, Inc.	21,500	22,900	(1,600)	42,800	$252,948	$60,493	$(8,152)	$—
Catabasis Pharmaceuticals, Inc., Warrants, Expiration Date 2/28/2024	—	11,450	—	11,450	$35,344	$35,344	$—	$—
Catabasis Pharmaceuticals, Inc., Warrants, Expiration Date 6/22/2022	215,000	—	(193,500)	21,500	$40,489	$6,798	$—	$—
ContraFect Corp., Warrants, Expiration Date 7/27/2021	42,500	—	—	42,500	$5,550	$(28,564)	$—	$—
ContraFect Corp., Warrants, Expiration Date 7/20/2022	87,500	—	—	87,500	$13,554	$(42,630)	$—	$—
Corcept Therapeutics, Inc.	302,381	—	(67,981)	234,400	$2,836,240	$(565,210)	$166,970	$—
Dynavax Technologies Corp.	63,400	105,776	(22,376)	146,800	$839,696	$170,368	$(223,226)	$—
Dynavax Technologies Corp., Warrants, Expiration Date 2/12/2022	—	10,000	—	10,000	$32,724	$32,724	$—	$—
Minerva Neurosciences, Inc.	162,987	42,213	—	205,200	$1,458,972	$73,591	$—	$—
Scynexis, Inc.	139,400	—	(100)	139,300	$126,763	$60,585	$(869)	$—
Scynexis, Inc., Warrants, Expiration Date 3/8/2019	25,200	—	—	25,200	$7,033	$5,284	$—	$—
Scynexis, Inc., Warrants, Expiration Date 4/6/2021	21,060	—	—	21,060	$1,308	$1,076	$—	$—
UniQure N.V.	32,600	44,300	(19,300)	57,600	$4,127,616	$1,825,379	$285,925	$—
Affiliated issuer no longer held at period end	15,315	—	(15,315)	—	$—	$(918,915)	$—	$—
TOTAL OF AFFILIATED TRANSACTIONS	1,278,466	352,833	(340,589)	1,290,710	$17,802,780	$1,780,999	$1,775,307	$—
*	At December 31, 2019, the Fund no longer has ownership of at least 5% of the voting shares.
**	A portion of the amount shown was recorded when the Fund no longer had ownership of at least 5% of the voting shares.
1	Non-income-producing security.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	The cost of investments for federal tax purposes amounts to $122,190,644.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2019.
Annual Shareholder Report
8

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3 —significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$102,237,945[1]	$—	$—	$102,237,945
International	39,308,034	17,287,236	—	56,595,270
Debt Securities:
Warrants	—	136,002	—	136,002
Repurchase Agreements	—	34,996,555	—	34,996,555
TOTAL SECURITIES	$141,545,979	$52,419,793	$—	$193,965,772
1	Includes $205,974 transferred from Level 3 to Level 1 because observable market data was obtained for a security. This transfer represents the value of the security at the beginning of the period.
The following acronym is used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
9

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$18.55	$19.16	$16.70	$17.42	$18.92
Income From Investment Operations:
Net investment income (loss)[1]	(0.10)	(0.11)	(0.14)	(0.11)	(0.15)
Net realized and unrealized gain (loss)	6.15	0.95	4.54	0.56	1.44
TOTAL FROM INVESTMENT OPERATIONS	6.05	0.84	4.40	0.45	1.29
Less Distributions:
Distributions from net realized gain	(1.97)	(1.45)	(1.94)	(1.17)	(2.79)
Net Asset Value, End of Period	$22.63	$18.55	$19.16	$16.70	$17.42
Total Return[2]	33.82%	3.84%	28.33%	3.66%	6.37%
Ratios to Average Net Assets:
Net expenses	1.51%	1.52%	1.54%	1.54%[3]	1.53%[3]
Net investment loss	(0.49)%	(0.53)%	(0.77)%	(0.67)%	(0.84)%
Expense waiver/reimbursement[4]	—%	—%	—%	0.03%	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$57,988	$46,160	$47,985	$42,122	$46,450
Portfolio turnover	43%	41%	44%	59%	60%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.54% and 1.53% for the year ended December 31, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
10

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$17.57	$18.26	$16.04	$16.82	$18.39
Income From Investment Operations:
Net investment income (loss)[1]	(0.15)	(0.15)	(0.17)	(0.14)	(0.19)
Net realized and unrealized gain (loss)	5.82	0.91	4.33	0.53	1.41
TOTAL FROM INVESTMENT OPERATIONS	5.67	0.76	4.16	0.39	1.22
Less Distributions:
Distributions from net realized gain	(1.97)	(1.45)	(1.94)	(1.17)	(2.79)
Net Asset Value, End of Period	$21.27	$17.57	$18.26	$16.04	$16.82
Total Return[2]	33.52%	3.58%	27.97%	3.42%	6.15%
Ratios to Average Net Assets:
Net expenses	1.76%	1.77%	1.79%	1.79%[3]	1.78%[3]
Net investment income (loss)	(0.74)%	(0.77)%	(1.02)%	(0.92)%	(1.07)%
Expense waiver/reimbursement[4]	—%	—%	—%	0.03%	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$129,327	$105,132	$96,037	$78,870	$91,458
Portfolio turnover	43%	41%	44%	59%	60%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.79% and 1.78% for the year ended December 31, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
11

Statement of Assets and Liabilities
December 31, 2019
Assets:
Investment in repurchase agreements	$34,996,555
Investment in securities	158,969,217
Investment in securities, at value including $6,127,633 of securities loaned and including $12,589,216 of investments in affiliated companies* (identified cost $121,857,833)		$193,965,772
Cash		554
Cash denominated in foreign currencies (identified cost $1,088)		1,098
Income receivable		64,891
Receivable for shares sold		168,571
TOTAL ASSETS		194,200,886
Liabilities:
Payable for investments purchased	$194,224
Payable for shares redeemed	315,097
Payable for collateral due to broker for securities lending	6,246,555
Payable to adviser (Note 5)	6,663
Payable for administrative fees (Note 5)	403
Payable for distribution services fee (Note 5)	27,350
Accrued expenses (Note 5)	95,148
TOTAL LIABILITIES		6,885,440
Net assets for 8,643,980 shares outstanding		$187,315,446
Net Assets Consist of:
Paid-in capital		$97,321,322
Total distributable earnings (loss)		89,994,124
TOTAL NET ASSETS		$187,315,446
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
Net asset value per share ($57,988,260 ÷ 2,562,745 shares outstanding), no par value, unlimited shares authorized		$22.63
Service Shares:
Net asset value per share ($129,327,186 ÷ 6,081,235 shares outstanding), no par value, unlimited shares authorized		$21.27
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
12

Statement of Operations
Year Ended December 31, 2019
Investment Income:
Interest		$819,482
Dividends (including $27,861 of net foreign taxes withheld)		781,867
Net income on securities loaned		204,741
TOTAL INCOME		1,806,090
Expenses:
Investment adviser fee (Note 5)	$2,301,731
Administrative fee (Note 5)	141,282
Custodian fees	30,508
Transfer agent fee	16,625
Directors'/Trustees' fees (Note 5)	2,355
Auditing fees	34,570
Legal fees	10,086
Portfolio accounting fees	69,800
Distribution services fee (Note 5)	306,087
Printing and postage	35,695
Miscellaneous (Note 5)	31,281
TOTAL EXPENSES	2,980,020
Net investment income (loss)		(1,173,930)
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments (including net realized gain of $1,775,307 on sales of investments in affiliated companies*)		18,345,105
Net realized gain on foreign currency transactions		5,827
Net realized loss on futures contracts		(92,098)
Net change in unrealized appreciation of investments (including net change in unrealized appreciation of $1,780,999 on investments in affiliated companies*)		31,925,018
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency		53
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions		50,183,905
Change in net assets resulting from operations		$49,009,975
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Statement of Changes in Net Assets
Year Ended December 31	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,173,930)	$(1,157,191)
Net realized gain	18,258,834	16,859,405
Net change in unrealized appreciation/depreciation	31,925,071	(11,055,635)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	49,009,975	4,646,579
Distributions to Shareholders:
Primary Shares	(4,810,725)	(3,543,669)
Service Shares	(11,433,059)	(7,812,619)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(16,243,784)	(11,356,288)
Share Transactions:
Proceeds from sale of shares	39,703,166	53,258,598
Net asset value of shares issued to shareholders in payment of distributions declared	16,243,770	11,356,277
Cost of shares redeemed	(52,689,616)	(50,635,284)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	3,257,320	13,979,591
Change in net assets	36,023,511	7,269,882
Net Assets:
Beginning of period	151,291,935	144,022,053
End of period	$187,315,446	$151,291,935
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
14

Notes to Financial Statements
December 31, 2019
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated Kaufmann Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
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The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Amortization/accretion of premium and discount is included in investment income. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
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Futures Contracts
The Fund purchases and sells financial futures contracts to manage currency risk and market risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
At December 31, 2019, the fund had no outstanding Future contracts.
The average notional value of short futures contracts held by the Fund throughout the period was $1,247,920. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts for the delayed-delivery of securities or foreign currency exchange transactions. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
During the year ended December 31, 2019, the Fund held no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund's NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates.
Securities lending transactions are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amount but gross. As indicated below, the cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. The chart below identifies the amount of collateral received as well as the market value of securities on loan. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of December 31, 2019, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$6,127,633	$6,246,555
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in
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connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Equity contracts	$(92,098)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended December 31	2019		2018
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	271,211	$5,716,979	246,431	$5,031,315
Shares issued to shareholders in payment of distributions declared	236,865	4,810,723	176,918	3,543,667
Shares redeemed	(434,328)	(9,130,046)	(439,023)	(8,907,467)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	73,748	$1,397,656	(15,674)	$(332,485)

Year Ended December 31	2019		2018
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	1,711,055	$33,986,187	2,502,643	$48,227,283
Shares issued to shareholders in payment of distributions declared	597,650	11,433,047	410,758	7,812,610
Shares redeemed	(2,211,316)	(43,559,570)	(2,189,022)	(41,727,817)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	97,389	$1,859,664	724,379	$14,312,076
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	171,137	$3,257,320	708,705	$13,979,591
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from net operating losses.
For the year ended December 31, 2019, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(1,022,291)	$1,022,291
Net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2019 and 2018, was as follows:
	2019	2018
Long-term capital gains	$16,243,784	$11,356,288
As of December 31, 2019, the components of distributable earnings on a tax-basis were as follows:
Net unrealized appreciation	$71,775,000
Undistributed long-term capital gains	$18,219,124
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales and passive foreign investment company adjustments.
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At December 31, 2019, the cost of investments for federal tax purposes was $122,190,644. The net unrealized appreciation of investments for federal tax purposes was $71,775,128. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $74,583,979 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,808,851.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.30% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee.
Certain of the Fund's assets are managed by Federated Global Investment Management Corp. (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended December 31, 2019, the Sub-Adviser earned a fee of $1,883,677.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2019, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%
FSC may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2019, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Service Shares	$306,087
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2019, FSC did not retain any fees paid by the Fund. For the year ended December 31, 2019, the Fund's Primary Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Interfund Transactions
During the year ended December 31, 2019, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $8,510 and $3,833,030, respectively.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
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6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2019, were as follows:
Purchases	$60,024,535
Sales	$73,373,264
7. CONCENTRATION OF RISK
The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2019, the Fund had no outstanding loans. During the year ended December 31, 2019, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2019, there were no outstanding loans. During the year ended December 31, 2019, the program was not utilized.
10. subsequent event
Effective on or about April 28, 2020, the name of the Trust and Fund will change to Federated Hermes Insurance Series and Federated Hermes Kaufmann Fund II, respectively.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended December 31, 2019, the amount of long-term capital gains designated by the Fund was $16,243,784.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF the FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED KAUFMANN FUND II:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Kaufmann Fund II (the “Fund”), a portfolio of Federated Insurance Series, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period ended December 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Investors' investment companies since 2006.
Boston, Massachusetts
February 14, 2020
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds used as variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$1,057.50	$7.83
Service Shares	$1,000	$1,056.10	$9.12
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,017.60	$7.68
Service Shares	$1,000	$1,016.30	$8.94
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	1.51%
Service Shares	1.76%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised six portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Hermes Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Hermes, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Hermes, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Hermes Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court's Board of Continuing Judicial Education and the Supreme Court's Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of certain of the Funds in the Federated Hermes Fund Family; Vice President, Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Hermes, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to joining Federated Hermes, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Hermes Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated Hermes in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes' taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated Hermes' money market products in 2004. She joined Federated Hermes in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
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Evaluation and Approval of Advisory Contract–May 2019
Federated Kaufmann Fund II (the “Fund”)
At its meetings in May 2019, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory and subadvisory contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory and subadvisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Equity Management Company of Pennsylvania (the “Adviser”) and its affiliates (collectively, “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory and subadvisory contracts included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's and sub-adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's
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expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board also considered that the longevity and experience of the Fund's portfolio management team and their extensive bottom-up approach to investing may limit the utility of comparisons to other equity mutual funds. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate and other expenses of the Fund and noted the position of the Fund's contractual advisory fee rate and other expenses relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory and subadvisory contracts.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to
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respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory and subadvisory contracts.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' objectives or investment management techniques, or the costs to implement the funds, even within the same Peer Group.
For the one-year, three-year and five-year periods covered by the CCO Fee Evaluation Report, the Fund's performance was above the median of the relevant Peer Group.
Following such evaluation and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory and subadvisory contracts.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated Funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the
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appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory and subadvisory contracts. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory and subadvisory contracts reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory and subadvisory contracts were appropriate.
The Board based its decision to approve the investment advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contracts reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.
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Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Kaufmann Fund II

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916827
CUSIP 313916777
28136 (2/20)
© 2020 Federated Hermes, Inc.

Annual Shareholder Report
December 31, 2019
Share Class	Primary	Service

Federated Government Money Fund II

A Portfolio of Federated Insurance Series
IMPORTANT NOTICE TO SHAREHOLDERS
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company that offers your contract or your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2019 through December 31, 2019. This report includes a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Portfolio of Investments Summary Tables (unaudited)
At December 31, 2019, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
U.S. Government Agency Securities	35.5%
U.S. Treasury Securities	18.2%
Repurchase Agreements	45.4%
Other Assets and Liabilities—Net[2]	0.9%
TOTAL	100.0%
At December 31, 2019, the Fund's effective maturity schedule3 was as follows:
Securities With an Effective Maturity of:	Percentage of Total Net Assets
1-7 Days	63.4%
8-30 Days	11.0%
31-90 Days	10.2%
91-180 Days	9.5%
181 Days or more	5.0%
Other Assets and Liabilities—Net[2]	0.9%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
3	Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, which regulates money market mutual funds.
Annual Shareholder Report
1

Portfolio of Investments
December 31, 2019
Principal Amount			Value
		GOVERNMENT AGENCIES—35.5%
$400,000	[1]	Federal Farm Credit System Floating Rate Notes, 1.615% (Secured Overnight Financing Rate +0.075%), 1/1/2020	$400,000
250,000	[1]	Federal Farm Credit System Floating Rate Notes, 1.660% (Secured Overnight Financing Rate +0.120%), 1/1/2020	250,000
250,000	[1]	Federal Farm Credit System Floating Rate Notes, 1.670% (1-month USLIBOR -0.065%), 1/12/2020	249,997
200,000	[1]	Federal Farm Credit System Floating Rate Notes, 1.675% (Effective Fed Funds +0.125%), 1/1/2020	199,988
250,000	[1]	Federal Farm Credit System Floating Rate Notes, 1.680% (1-month USLIBOR -0.030%), 1/9/2020	250,000
400,000	[1]	Federal Farm Credit System Floating Rate Notes, 1.694% (1-month USLIBOR +0.000%), 1/4/2020	399,993
500,000	[1]	Federal Farm Credit System Floating Rate Notes, 1.695% (1-month USLIBOR -0.015%), 1/8/2020	500,000
250,000	[1]	Federal Farm Credit System Floating Rate Notes, 1.712% (1-month USLIBOR -0.080%), 1/27/2020	249,999
500,000	[1]	Federal Farm Credit System Floating Rate Notes, 1.740% (1-month USLIBOR +0.000%), 1/13/2020	500,000
300,000	[1]	Federal Farm Credit System Floating Rate Notes, 1.750% (Secured Overnight Financing Rate +0.210%), 1/1/2020	300,000
500,000	[1]	Federal Farm Credit System Floating Rate Notes, 1.754% (1-month USLIBOR -0.010%), 1/20/2020	500,000
250,000	[1]	Federal Farm Credit System Floating Rate Notes, 1.797% (1-month USLIBOR +0.005%), 1/27/2020	249,994
5,900,000	[2]	Federal Home Loan Bank System Discount Notes, 1.570%—1.890%, 1/21/2020 - 6/19/2020	5,877,206
1,100,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.570% (Secured Overnight Financing Rate +0.030%), 1/1/2020	1,100,000
500,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.575% (Secured Overnight Financing Rate +0.035%), 1/1/2020	500,000
500,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.585% (Secured Overnight Financing Rate +0.045%), 1/1/2020	500,000
400,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.590% (Secured Overnight Financing Rate +0.050%), 1/1/2020	400,000
300,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.600% (Secured Overnight Financing Rate +0.060%), 1/1/2020	300,000
800,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.605% (Secured Overnight Financing Rate +0.065%), 1/1/2020	800,000
350,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.615% (Secured Overnight Financing Rate +0.075%), 1/1/2020	350,000
800,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.640% (Secured Overnight Financing Rate +0.100%), 1/1/2020	800,000
200,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.645% (1-month USLIBOR -0.065%), 1/8/2020	200,000
250,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.645% (Secured Overnight Financing Rate +0.105%), 1/1/2020	250,000
300,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.655% (Secured Overnight Financing Rate +0.115%), 1/1/2020	299,999
350,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.656% (3-month USLIBOR -0.245%), 2/11/2020	350,000
100,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.660% (Secured Overnight Financing Rate +0.120%), 1/1/2020	100,000
250,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.668% (3-month USLIBOR -0.220%), 3/11/2020	250,000
300,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.670% (Secured Overnight Financing Rate +0.130%), 1/1/2020	300,000
500,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.680% (1-month USLIBOR -0.055%), 1/12/2020	500,000
1,000,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.687%—1.714% (1-month USLIBOR -0.050%), 1/17/2020 - 1/19/2020	1,000,000
200,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.698% (1-month USLIBOR -0.005%), 1/5/2020	200,000
250,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.698% (3-month USLIBOR -0.200%), 3/18/2020	250,000
750,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.705%—1.725% (1-month USLIBOR -0.040%), 1/18/2020 - 1/20/2020	750,000
300,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.710% (Secured Overnight Financing Rate +0.170%), 1/1/2020	300,000
300,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.739% (1-month USLIBOR +0.000%), 1/16/2020	300,000
500,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.739% (1-month USLIBOR -0.025%), 1/20/2020	500,000
400,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.775% (3-month USLIBOR -0.115%), 2/5/2020	400,000
500,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.783% (1-month USLIBOR +0.020%), 1/19/2020	500,000
250,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.803% (3-month USLIBOR -0.150%), 1/22/2020	250,000
800,000	[1]	Federal Home Loan Bank System Floating Rate Notes, 1.842% (1-month USLIBOR +0.050%), 1/25/2020 - 1/27/2020	800,000
2,950,000		Federal Home Loan Bank System, 1.690%—2.100%, 4/3/2020 - 9/4/2020	2,949,714
300,000	[2]	Federal Home Loan Mortgage Corp. Discount Notes, 1.669%, 3/5/2020	299,110
400,000	[1]	Federal Home Loan Mortgage Corp. Floating Rate Notes, 1.580% (Secured Overnight Financing Rate +0.040%), 1/1/2020	400,000
600,000		Federal Home Loan Mortgage Corp. Notes, 2.460%, 4/8/2020	600,000
2,000,000	[1]	Federal National Mortgage Association Floating Rate Notes, 1.700% (Secured Overnight Financing Rate +0.160%), 1/1/2020	2,000,000
		TOTAL GOVERNMENT AGENCIES	28,426,000
Annual Shareholder Report
2

Principal Amount			Value
		U.S. TREASURIES—18.2%
		U.S. Treasury Bills—6.5%
$300,000	[2]	United States Treasury Bills, 1.610%, 4/30/2020	$298,390
100,000	[2]	United States Treasury Bills, 1.620%, 7/16/2020	99,113
500,000	[2]	United States Treasury Bills, 1.625%, 4/9/2020	497,766
400,000	[2]	United States Treasury Bills, 1.740%, 9/10/2020	395,109
400,000	[2]	United States Treasury Bills, 1.800%, 8/13/2020	395,500
500,000	[2]	United States Treasury Bills, 1.825%, 3/12/2020	498,200
800,000	[2]	United States Treasury Bills, 1.845%—1.870%, 3/19/2020	796,786
1,000,000	[2]	United States Treasury Bills, 1.890%, 2/13/2020	997,742
500,000	[2]	United States Treasury Bills, 2.010%, 1/16/2020	499,581
750,000	[2]	United States Treasury Bills, 2.465%—2.468%, 2/27/2020	747,072
		TOTAL	5,225,259
		U.S. Treasury Notes—11.6%
200,000	[1]	United States Treasury Floating Rate Notes, 1.558% (91-day T-Bill +0.033%), 1/7/2020	200,005
1,200,000	[1]	United States Treasury Floating Rate Notes, 1.570% (91-day T-Bill +0.045%), 1/7/2020	1,199,371
2,700,000	[1]	United States Treasury Floating Rate Notes, 1.640% (91-day T-Bill +0.115%), 1/7/2020	2,698,871
150,000	[1]	United States Treasury Floating Rate Notes, 1.825% (91-day T-Bill +0.300%), 1/7/2020	150,163
600,000		United States Treasury Notes, 1.125%—1.375%, 3/31/2020	598,670
700,000		United States Treasury Notes, 1.250%, 2/29/2020	699,023
600,000		United States Treasury Notes, 1.375%—2.625%, 8/31/2020	602,163
250,000		United States Treasury Notes, 1.500%, 4/15/2020	249,625
350,000		United States Treasury Notes, 1.500%, 5/31/2020	349,531
500,000		United States Treasury Notes, 2.000%—2.625%, 7/31/2020	502,142
500,000		United States Treasury Notes, 2.375%, 4/30/2020	500,895
100,000		United States Treasury Notes, 2.500%, 6/30/2020	100,294
500,000		United States Treasury Notes, 2.625%, 11/15/2020	504,023
350,000		United States Treasury Notes, 2.750%, 9/30/2020	352,844
200,000		United States Treasury Notes, 2.750%, 11/30/2020	201,927
150,000		United States Treasury Notes, 2.875%, 10/31/2020	151,515
250,000		United States Treasury Notes, 3.500%, 5/15/2020	251,351
		TOTAL	9,312,413
		TOTAL U.S. TREASURIES	14,537,672
		REPURCHASE AGREEMENTS—45.4%
1,000,000		Interest in $575,000,000 joint repurchase agreement 1.60%, dated 11/15/2019 under which BMO Capital Markets Corp. will repurchase securities provided as collateral for $577,300,000 on 2/13/2020. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 12/20/2069 and the market value of those underlying securities was $591,111,986.	1,000,000
1,000,000		Interest in $730,000,000 joint repurchase agreement 1.65%, dated 11/14/2019 under which Barclays Bank PLC will repurchase securities provided as collateral for $732,040,958 on 1/14/2020. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 5/20/2049 and the market value of those underlying securities was $746,681,778.	1,000,000
14,000,000		Interest in $500,000,000 joint repurchase agreement 1.58%, dated 12/31/2019 under which J.P. Morgan Securities LLC will repurchase securities provided as collateral for $500,043,889 on 1/2/2020. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 7/25/2052 and the market value of those underlying securities was $510,367,203.	14,000,000
18,000,000		Interest in $300,000,000 joint repurchase agreement 1.59%, dated 12/31/2019 under which Pershing LLC will repurchase securities provided as collateral for $300,026,500 on 1/2/2020. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency and U.S. Treasury securities with various maturities to 7/20/2067 and the market value of those underlying securities was $307,705,418.	18,000,000
Annual Shareholder Report
3

Principal Amount		Value
	REPURCHASE AGREEMENTS—continued
$2,364,000	Interest in $3,000,000,000 joint repurchase agreement 1.58%, dated 12/31/2019 under which Sumitomo Mitsui Banking Corp. will repurchase securities provided as collateral for $3,000,263,333 on 1/2/2020. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency securities with various maturities to 9/1/2049 and the market value of those underlying securities was $3,060,268,600.	$2,364,000
	TOTAL REPURCHASE AGREEMENTS	36,364,000
	TOTAL INVESTMENT IN SECURITIES—99.1% (AT AMORTIZED COST)[3]	79,327,672
	OTHER ASSETS AND LIABILITIES - NET—0.9%[4]	726,208
	TOTAL NET ASSETS—100%	$80,053,880
1	Floating/variable note with current rate and current maturity or next reset date shown.
2	Discount rate(s) at time of purchase.
3	Also represents cost for federal tax purposes.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2019.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
In valuing the Fund's assets as of December 31, 2019, all investments of the Fund are valued at amortized cost, which is a methodology utilizing Level 2 inputs.
The following acronym is used throughout this portfolio:
LIBOR	—London Interbank Offered Rate
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
4

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended December 31,			Period Ended 12/31/2016[2]
	2019[1]	2018	2017
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.019	0.015	0.002	0.000[3]
Net realized gain	0.000[3]	0.000[3]	0.004	—
TOTAL FROM INVESTMENT OPERATIONS	0.019	0.015	0.006	0.000[3]
Less Distributions:
Distributions from net investment income	(0.019)	(0.015)	(0.006)	(0.000)[3]
TOTAL DISTRIBUTIONS	(0.019)	(0.015)	(0.006)	(0.000)[3]
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00
Total Return[4]	1.89%	1.50%	0.56%	0.06%
Ratios to Average Net Assets:
Net expenses	0.29%	0.38%	0.38%	—%
Net investment income	2.06%	0.84%	0.17%	0.02%[5]
Expense waiver/reimbursement	0.09%	—%	—%	—%
Supplemental Data:
Net assets, end of period (000 omitted)	$0[6]	$0[6]	$0[6]	$0[6]
1	Certain ratios included in Ratios to Average Net Assets and per share amounts may be inflated or deflated as compared to the fee structure for each respective share class as a result of daily systematic allocations being rounded to the nearest penny for fund level income, expense and realized gain/loss amounts. Such differences are immaterial.
2	Reflects operations for the period from April 29, 2016 (date of initial investment) to December 31, 2016.
3	Represents less than $0.001.
4	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	Represents less than $1,000.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
5

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.016	0.012	0.003	0.000[1]	—
Net realized gain (loss)	0.000[1]	(0.000)[1]	0.000[1]	(0.000)[1]	0.000[1]
TOTAL FROM INVESTMENT OPERATIONS	0.016	0.012	0.003	(0.000)[1]	0.000[1]
Less Distributions:
Distributions from net investment income	(0.016)	(0.012)	(0.003)	(0.000)[1]	—
Distributions from net realized gain	—	—	—	—	(0.000)[1]
TOTAL DISTRIBUTIONS	(0.016)	(0.012)	(0.003)	(0.000)[1]	(0.000)[1]
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	1.64%	1.25%	0.31%	0.00%	0.00%
Ratios to Average Net Assets:
Net expenses	0.63%	0.63%	0.63%	0.49%	0.34%
Net investment income	1.66%	1.26%	0.30%	0.00%[3]	0.00%
Expense waiver/reimbursement[4]	0.09%	0.11%	0.07%	0.19%	0.40%
Supplemental Data:
Net assets, end of period (000 omitted)	$80,054	$130,261	$93,719	$112,214	$139,170
1	Represents less than $0.001.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	Represents less than 0.01%.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
6

Statement of Assets and Liabilities
December 31, 2019
Assets:
Investment in repurchase agreements	$36,364,000
Investment in securities	42,963,672
Investment in securities, at amortized cost and fair value		$79,327,672
Cash		368
Income receivable		89,960
Receivable for shares sold		822,405
TOTAL ASSETS		80,240,405
Liabilities:
Payable for shares redeemed	$114,787
Payable for investment adviser fee (Note 5)	157
Payable for administrative fee (Note 5)	171
Payable for custodian fees	6,878
Payable for portfolio accounting fees	39,792
Payable for other service fees (Notes 2 and 5)	17,177
Accrued expenses (Note 5)	7,563
TOTAL LIABILITIES		186,525
Net assets for 80,055,462 shares outstanding		$80,053,880
Net Assets Consist of:
Paid-in capital		$80,055,011
Total distributable earnings (loss)		(1,131)
TOTAL NET ASSETS		$80,053,880
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$100 ÷ 100 shares outstanding, no par value, unlimited shares authorized		$1.00
Service Shares:
$80,053,780 ÷ 80,055,362 shares outstanding, no par value, unlimited shares authorized		$1.00
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
7

Statement of Operations
Year Ended December 31, 2019
Investment Income:
Interest		$2,170,755
Expenses:
Investment adviser fee (Note 5)	$189,210
Administrative fee (Note 5)	75,560
Custodian fees	10,716
Transfer agent fee	5,236
Directors'/Trustees' fees (Note 5)	1,885
Auditing fees	25,106
Legal fees	10,218
Portfolio accounting fees	79,435
Other service fees (Notes 2 and 5)	234,383
Printing and postage	42,916
Miscellaneous (Note 5)	5,828
TOTAL EXPENSES	680,493
Waiver of investment adviser fee (Note 5)	(81,976)
Net expenses		598,517
Net investment income		1,572,238
Net realized gain on investments		133
Change in net assets resulting from operations		$1,572,371
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
8

Statement of Changes in Net Assets
Year Ended December 31	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,572,238	$1,211,133
Net realized gain (loss)	133	(332)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,572,371	1,210,801
Distributions to Shareholders:
Primary Shares	(2)	(1)
Service Shares	(1,572,255)	(1,211,130)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,572,257)	(1,211,131)
Share Transactions:
Proceeds from sale of shares	38,630,012	75,281,929
Net asset value of shares issued to shareholders in payment of distributions declared	1,572,252	1,211,130
Cost of shares redeemed	(90,410,033)	(39,950,260)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(50,207,769)	36,542,799
Change in net assets	(50,207,655)	36,542,469
Net Assets:
Beginning of period	130,261,535	93,719,066
End of period	$80,053,880	$130,261,535
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
9

Notes to Financial Statements
December 31, 2019
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated Government Money Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.
The Fund operates as a government money market fund. As a government money market fund, the Fund: (1) invests at least 99.5% of its total assets in: (i) cash; (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities; and/or (iii) repurchase agreements that are collateralized fully; (2) generally continues to use amortized cost to value its portfolio securities and transact at a stable $1.00 net asset value (NAV); and (3) has elected not to be subject to the liquidity fees and gates requirement at this time as permitted by Rule 2a-7 under the Act.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
Securities are valued at amortized cost. Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If amortized cost is determined not to approximate fair value, the value of the portfolio securities will be determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
The Fund's Board of Trustees (the “Trustees”) have ultimate responsibility for determining the fair value of investments. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value of securities and in overseeing the comparison of amortized cost to market-based value. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of monitoring the relationship of market-based value and amortized cost. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Annual Shareholder Report
10

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Amortization/accretion of premium and discount is included in investment income. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver of $81,976 is disclosed in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Primary Shares and Service Shares to unaffiliated financial intermediaries for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily reimburse the Fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time.
For the year ended December 31, 2019, other service fees for the Fund were as follows:
Other Service Fees Incurred
Service Shares	$234,383
For the year ended December 31, 2019, the Fund's Primary Shares did not incur other service fees.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended December 31	2019		2018
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	—	—	—	—
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	—	$—	—	$—

Year Ended December 31	2019		2018
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	38,630,012	$38,630,012	75,281,929	$75,281,929
Shares issued to shareholders in payment of distributions declared	1,572,252	1,572,252	1,211,130	1,211,130
Shares redeemed	(90,410,033)	(90,410,033)	(39,950,260)	(39,950,260)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(50,207,769)	$(50,207,769)	36,542,799	$36,542,799
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(50,207,769)	$(50,207,769)	36,542,799	$36,542,799
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4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2019 and 2018, was as follows:
	2019	2018
Ordinary income	$1,572,257	$1,211,131
As of December 31, 2019, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$10
Capital loss carryforwards	$(1,141)
As of December 31, 2019, the Fund had a capital loss carryforward of $1,141 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$643	$498	$1,141
The Fund used capital loss carryforwards of $133 to offset capital gains realized during the year ended December 31, 2019.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.20% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee.
For the year ended December 31, 2019, the Adviser voluntarily waived $81,976 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2019, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee.
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended December 31, 2019, the Fund's Primary Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Expense Limitation
Due to the possibility of changes in market conditions and other factors, there can be no assurance that the level of waivers/reimbursement/reduction of Fund expenses reflected in the financial highlights will be maintained in the future. However, the Adviser and certain of its affiliates (which may include FAS and FSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and
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12

proxy-related expenses paid by the Fund, if any) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.38% and 0.63% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2019, there were no outstanding loans. During the year ended December 31, 2019, the program was not utilized.
7. SUBSEQUENT EVENT
Effective on or about April 28, 2020, the name of the Trust and Fund will change to Federated Hermes Insurance Series and Federated Hermes Government Money Fund II, respectively.
Annual Shareholder Report
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF the FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED Government MONEY FUND II:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Government Money Fund II (the “Fund”), a portfolio of Federated Insurance Series, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period ended December 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Investors' investment companies since 2006.
Boston, Massachusetts
February 14, 2020
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$1,008.50	$1.92
Service Shares	$1,000	$1,007.20	$3.19
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,023.30	$1.94
Service Shares	$1,000	$1,022.00	$3.21
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	0.38%
Service Shares	0.63%
Annual Shareholder Report
15

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised six portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Hermes Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Hermes, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Hermes, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Hermes Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court's Board of Continuing Judicial Education and the Supreme Court's Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of certain of the Funds in the Federated Hermes Fund Family; Vice President, Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Hermes, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to joining Federated Hermes, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Hermes Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated Hermes in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes' taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated Hermes' money market products in 2004. She joined Federated Hermes in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Annual Shareholder Report
19

Evaluation and Approval of Advisory Contract–May 2019
Federated Government Money Fund II (the “Fund”)
(formerly, Federated Prime Money Fund II)
At its meetings in May 2019, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investment Management Company (the “Adviser”) and its affiliates (collectively, “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its
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particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate and other expenses of the Fund and noted the position of the Fund's contractual advisory fee rate and other expenses relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
The CCO noted that the services, administrative responsibilities and risks associated with such relationships are quite different than serving as a primary adviser to a fund.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the
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Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' objectives or investment management techniques, or the costs to implement the funds, even within the same Peer Group.
The Fund's performance was above the median of the relevant Peer Group for the one-year period covered by the CCO Fee Evaluation Report. The Board also considered the relatively tight dispersion of performance data with respect to the Fund and its Peer Group.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated Funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
In 2015, the Board approved a reduction of 30 basis points in the contractual advisory fee.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the
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appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at sec.gov.
Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings as of the close of each month on “Form N-MFP.” Form N-MFP is available on the SEC's website at www.sec.gov. You may access Form N-MFP via the link to the Fund and share class name at www.FederatedInvestors.com.
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Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Government Money Fund II

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916751
CUSIP 313916504
G00842-01 (2/20)
© 2020 Federated Hermes, Inc.

Annual Shareholder Report
December 31, 2019
Share Class	Primary	Service

Federated Quality Bond Fund II

A Portfolio of Federated Insurance Series
IMPORTANT NOTICE TO SHAREHOLDERS
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company that offers your contract or your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2019 through December 31, 2019. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Quality Bond Fund II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2019, was 9.44% for the Primary Shares and 9.17% for the Service Shares. The total return of the Fund's broad-based benchmark, the Bloomberg Barclays U.S. Intermediate Credit Index (BBICI),1 was 9.52% during the same period. The 9.44% total return of the Fund's Primary Shares consisted of 3.24% of taxable dividends and 6.20% of appreciation in the net asset value of shares. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the BBICI.
During the reporting period, the most significant factors affecting the Fund's performance relative to the BBICI were: (a) the selection of various industries and sectors of the corporate bond market;2 (b) individual security selection; and (c) overall interest rate-sensitivity of the portfolio, as measured by the effective duration3 of the Fund.
The following discussion will focus on the performance of the Fund's Primary Shares.
market overview
The reporting period was marked by alternating bouts of risk-on and risk-off as recession and geopolitical worries– the U.S.-China trade war, ongoing Brexit (the U.K. leaving the European Union) saga, Hong Kong riots and the U.S. impeachment inquiry–periodically weighed on markets. The reporting period started with a strong risk-on rally that was a rebound from very weak market performance in December 2018. December was so weak in fact that it was the worst December for equities since the Great Depression. The January 2019 rebound was started, not so much because macroeconomic data improved, but because U.S. Federal Reserve (the “Fed”) policymakers went out of their way to stress “patience'' in policy decisions and added “sustaining the expansion'' to Fed objectives. These moves that sparked the rally foreshadowed a rash of interest rate cuts by the European Central Bank and central banks across the globe over the remainder of the reporting period as countries battled the detrimental effects of a worsening U.S.-China trade war on their economies. Led by Europe, the widespread easing acted as a damper on longer U.S. yields as it caused an explosion in the amount of negative-yielding sovereign debt, which at one point topped $17 trillion before trending down in the closing months of the reporting period. In the U.S., the Fed's pivot from rate normalization to three 25 basis point reductions in its target range in the back half of 2019 also served to inhibit upward movements in yields even as the economy continued to grow, becoming the longest expansion in U.S. history.
Amid the volatility, equity markets moved up in fits and starts for most of 2019, lifting the Dow Jones Industrial Average, S&P 500 Index and Nasdaq Composite Index to new highs during the reporting period. In the fixed-income markets, the 10-year U.S. Treasury yield started the period at 2.68%, gradually declined to a low of 1.46% in September, and ended the period at 1.91%. Similarly, as measured by the option-adjusted spread on the BBICI, investment-grade4 corporate spreads started the period at 118 basis points and closed the period at 64 basis points.
SECTOR/INDUSTRY and security selection
During the reporting period, the decision to take overweight or underweight positions to specific corporate sectors and/or ratings quality was the primary driver of Fund performance relative to the BBICI. In total for the year, sector allocation was a positive. Since 2019 was a risk-on year, the non-corporate/higher-quality sectors underperformed. As such, the Fund's underweight positions to these sectors, and specifically to Supranationals, added to performance. Overweight positions to Technology and Consumer Non-Cyclicals added to Fund performance as well.
Individual security selection was the second largest driver of positive performance relative to the BBICI. Security selection was particularly strong in the Capital Goods, Consumer Non-Cyclical, Electric, Energy and Technology sectors. Insurance, Transportation and Banking were detractors with weaker selection. Specific credits that contributed the most to Fund performance included: EDF, Goldman Sachs, General Electric and Constellation Brands. Specific credits that most negatively affected Fund performance included Pemex, HSBC Holdings and M&T Bank.
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Duration and DeRIVATIVEs MANAGEMENT
Duration had a slightly positive impact on performance due to tactical moves throughout the year even though, on average, the Fund matched the interest rate-sensitivity of the BBICI throughout the year. Derivatives, which were U.S. Treasury futures5 that were used to adjust duration targets, had a negative effect on Fund performance during the reporting period.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BBICI.
2	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
3	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
4	Investment-grade securities are securities that are rated at least “BBB- (minus)” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB- (minus)” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
5	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Quality Bond Fund II from December 31, 2009 to December 31, 2019, compared to the Bloomberg Barclays U.S. Intermediate Credit Index (BBICI).2 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of December 31, 2019
Average Annual Total Returns for the Period Ended 12/31/2019
	1 Year	5 Years	10 Years
Primary Shares	9.44%	3.23%	4.12%
Service Shares	9.17%	2.98%	3.86%
BBICI	9.52%	3.50%	4.25%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBICI has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BBICI measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. The index only includes securities with maturity between one and ten years. It is composed of the Bloomberg Barclays U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
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Portfolio of Investments Summary Table (unaudited)
At December 31, 2019, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Corporate Debt Securities	97.0%
Foreign Government Debt Securities	0.1%
Mortgage-Backed Securities[2,3]	0.0%
Collateralized Mortgage Obligation[3]	0.0%
Derivative Contracts[3,4]	0.0%
Securities Lending Collateral[5]	0.9%
Cash Equivalents[6]	2.0%
Other Assets and Liabilities—Net[3,7]	0.0%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of these security types.
2	For purposes of this table, Mortgage-Backed Securities include mortgage-backed securities guaranteed by Government-Sponsored Enterprises.
3	Represents less than 0.1%.
4	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
5	Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
6	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
7	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments
December 31, 2019
Principal Amount			Value
		CORPORATE BONDS—97.0%
		Basic Industry - Chemicals—0.7%
$640,000		FMC Corp., Sr. Unsecd. Note, 3.950%, 2/1/2022	$659,417
500,000		RPM International, Inc., Sr. Unsecd. Note, 4.550%, 3/1/2029	541,577
		TOTAL	1,200,994
		Basic Industry - Metals & Mining—1.5%
230,000		Carpenter Technology Corp., Sr. Unsecd. Note, 4.450%, 3/1/2023	238,509
650,000		Carpenter Technology Corp., Sr. Unsecd. Note, 5.200%, 7/15/2021	666,421
470,000		Newcrest Finance Property Ltd., Sr. Unsecd. Note, 144A, 4.200%, 10/1/2022	489,929
1,000,000		Reliance Steel & Aluminum Co., Sr. Unsecd. Note, 4.500%, 4/15/2023	1,056,982
320,000		Southern Copper Corp., Sr. Unsecd. Note, 3.500%, 11/8/2022	330,730
		TOTAL	2,782,571
		Capital Goods - Aerospace & Defense—2.4%
600,000		Airbus Group SE, Sr. Unsecd. Note, 144A, 3.150%, 4/10/2027	623,257
270,000		BAE Systems Holdings, Inc., Sr. Unsecd. Note, 144A, 2.850%, 12/15/2020	271,860
280,000		BAE Systems Holdings, Inc., Sr. Unsecd. Note, 144A, 3.850%, 12/15/2025	297,132
519,000		Embraer Overseas Ltd., Sr. Unsecd. Note, 144A, 5.696%, 9/16/2023	571,121
410,000		Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, 3.483%, 12/1/2027	427,322
300,000		Northrop Grumman Corp., Sr. Unsecd. Note, 2.550%, 10/15/2022	304,487
500,000		Northrop Grumman Corp., Sr. Unsecd. Note, 2.930%, 1/15/2025	515,441
320,000		Rockwell Collins, Inc., Sr. Unsecd. Note, 3.100%, 11/15/2021	325,498
910,000	[1]	Textron Financial Corp., Jr. Sub. Note, 144A, 3.644% (3-month USLIBOR +1.735%), 2/15/2042	725,147
295,000		Textron Inc., Sr. Unsecd. Note, 4.300%, 3/1/2024	316,591
		TOTAL	4,377,856
		Capital Goods - Building Materials—0.9%
165,000		Allegion PLC, Sr. Unsecd. Note, 3.500%, 10/1/2029	168,061
800,000		Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.200%, 10/1/2024	822,588
300,000		Masco Corp., Sr. Unsecd. Note, 3.500%, 11/15/2027	310,194
275,000		Masco Corp., Unsecd. Note, 4.450%, 4/1/2025	299,487
		TOTAL	1,600,330
		Capital Goods - Construction Machinery—1.2%
500,000		CNH Industrial Capital America LLC, Sr. Unsecd. Note, 4.375%, 4/5/2022	523,376
595,000		CNH Industrial NV, Sr. Unsecd. Note, Series MTN, 3.850%, 11/15/2027	620,911
750,000		Deere & Co., Sr. Unsecd. Note, 2.600%, 6/8/2022	764,002
310,000		John Deere Capital Corp., Sr. Unsecd. Note, Series MTN, 3.450%, 3/7/2029	336,968
		TOTAL	2,245,257
		Capital Goods - Diversified Manufacturing—3.0%
700,000		3M Co., Sr. Unsecd. Note, 2.000%, 2/14/2025	696,043
750,000		CK Hutchison Holdings Ltd., Sr. Unsecd. Note, 144A, 2.750%, 3/29/2023	754,478
430,000		General Electric Capital Corp., Sr. Unsecd. Note, Series GMTN, 4.625%, 1/7/2021	439,675
600,000		General Electric Capital Corp., Sub. Note, 5.300%, 2/11/2021	618,889
1,000,000		Lennox International, Inc., Sr. Unsecd. Note, 3.000%, 11/15/2023	1,017,638
250,000		Roper Technologies, Inc., Sr. Unsecd. Note, 3.650%, 9/15/2023	262,502
875,000		Roper Technologies, Inc., Sr. Unsecd. Note, 3.800%, 12/15/2026	940,290
800,000		United Technologies Corp., Sr. Unsecd. Note, 4.125%, 11/16/2028	901,176
		TOTAL	5,630,691
		Capital Goods - Packaging—0.3%
500,000		WestRock Co., Sr. Unsecd. Note, Series WI, 3.750%, 3/15/2025	528,063
Annual Shareholder Report
5

Principal Amount			Value
		CORPORATE BONDS—continued
		Communications - Cable & Satellite—2.5%
$567,000		CCO Safari II LLC, 4.464%, 7/23/2022	$595,916
1,000,000		CCO Safari II LLC, 4.908%, 7/23/2025	1,101,559
600,000		Comcast Corp., Sr. Unsecd. Note, 1.625%, 1/15/2022	598,574
730,000		Comcast Corp., Sr. Unsecd. Note, 2.750%, 3/1/2023	747,079
300,000		Comcast Corp., Sr. Unsecd. Note, 3.300%, 2/1/2027	317,724
750,000		Comcast Corp., Sr. Unsecd. Note, 3.950%, 10/15/2025	818,531
400,000		Time Warner Cable, Inc., Sr. Unsecd. Note, 8.375%, 3/15/2023	472,170
		TOTAL	4,651,553
		Communications - Media & Entertainment—1.0%
300,000		British Sky Broadcasting Group PLC, 144A, 3.750%, 9/16/2024	321,283
750,000		CBS Corp., 3.700%, 8/15/2024	793,893
250,000		Discovery Communications LLC, Sr. Unsecd. Note, 2.950%, 3/20/2023	254,794
400,000		Fox Corp, Sr. Unsecd. Note, 144A, 4.709%, 1/25/2029	455,909
		TOTAL	1,825,879
		Communications - Telecom Wireless—1.0%
600,000		American Tower Corp., Sr. Unsecd. Note, 3.500%, 1/31/2023	622,057
300,000		Crown Castle International Corp., 3.150%, 7/15/2023	309,586
360,000		Crown Castle International Corp., Sr. Unsecd. Note, 2.250%, 9/1/2021	361,040
200,000		Crown Castle International Corp., Sr. Unsecd. Note, 4.450%, 2/15/2026	219,073
395,000		Vodafone Group PLC, Sr. Unsecd. Note, 4.125%, 5/30/2025	428,967
		TOTAL	1,940,723
		Communications - Telecom Wirelines—1.9%
450,000		AT&T, Inc., Sr. Unsecd. Note, 3.400%, 5/15/2025	471,696
750,000		AT&T, Inc., Sr. Unsecd. Note, 4.250%, 3/1/2027	823,547
450,000		Telefonica Emisiones SAU, Company Guarantee, 5.462%, 2/16/2021	467,076
250,000		Telefonica SA, Company Guarantee, 7.045%, 6/20/2036	349,692
600,000		Verizon Communications, Inc., Sr. Unsecd. Note, 4.150%, 3/15/2024	646,388
735,000		Verizon Communications, Inc., Sr. Unsecd. Note, 5.150%, 9/15/2023	815,329
		TOTAL	3,573,728
		Consumer Cyclical - Automotive—3.0%
700,000		Daimler Finance NA LLC, Sr. Unsecd. Note, 144A, 3.250%, 8/1/2024	721,387
500,000		Fiat Chrysler Automobiles NV, Sr. Unsecd. Note, 5.250%, 4/15/2023	535,620
250,000		Ford Motor Co., Sr. Unsecd. Note, 4.346%, 12/8/2026	258,280
250,000		Ford Motor Credit Co. LLC, Sr. Unsecd. Note, 3.336%, 3/18/2021	251,891
920,000		General Motors Co., Sr. Unsecd. Note, 4.000%, 4/1/2025	969,853
500,000		General Motors Financial Co., Inc., Sr. Unsecd. Note, 3.200%, 7/6/2021	506,912
300,000		General Motors Financial Co., Inc., Sr. Unsecd. Note, 4.000%, 10/6/2026	314,508
1,025,000		Nissan Motor Acceptance Corp., Sr. Unsecd. Note, 144A, 2.650%, 7/13/2022	1,028,043
650,000		Volkswagen Group of America Finance LLC, Sr. Unsecd. Note, 144A, 4.000%, 11/12/2021	672,299
300,000	[2]	Volkswagen Group of America Finance LLC, Sr. Unsecd. Note, 144A, 4.250%, 11/13/2023	319,668
		TOTAL	5,578,461
		Consumer Cyclical - Leisure—0.2%
333,533		Football Trust V, Pass Thru Cert., 5.350%, 10/5/2020	341,634
		Consumer Cyclical - Retailers—2.5%
250,000		CVS Health Corp., Sr. Unsecd. Note, 3.350%, 3/9/2021	254,158
580,000		CVS Health Corp., Sr. Unsecd. Note, 3.700%, 3/9/2023	604,148
1,290,000		CVS Health Corp., Sr. Unsecd. Note, 4.300%, 3/25/2028	1,408,842
200,000		Dollar General Corp., Sr. Unsecd. Note, 4.150%, 11/1/2025	217,707
600,000		Dollar Tree, Inc., Sr. Unsecd. Note, 3.700%, 5/15/2023	625,005
500,000		Dollar Tree, Inc., Sr. Unsecd. Note, 4.000%, 5/15/2025	534,822
Annual Shareholder Report
6

Principal Amount			Value
		CORPORATE BONDS—continued
		Consumer Cyclical - Retailers—continued
$500,000		Home Depot, Inc., Sr. Unsecd. Note, 2.125%, 9/15/2026	$499,616
560,000		WalMart Inc., Sr. Unsecd. Note, 3.400%, 6/26/2023	588,779
		TOTAL	4,733,077
		Consumer Cyclical - Services—2.5%
500,000		Alibaba Group Holding Ltd., Sr. Unsecd. Note, 3.400%, 12/6/2027	520,769
500,000		Amazon.com, Inc., Sr. Unsecd. Note, 2.400%, 2/22/2023	508,901
170,000		Amazon.com, Inc., Sr. Unsecd. Note, 3.150%, 8/22/2027	179,898
750,000		Cintas Corp. No. 2, Sr. Unsecd. Note, 3.700%, 4/1/2027	813,432
500,000		Expedia, Inc., 4.500%, 8/15/2024	533,664
325,000		IHS Markit Ltd., Sr. Unsecd. Note, 4.125%, 8/1/2023	345,741
135,000		IHS Markit Ltd., Sr. Unsecd. Note, Series 5YR, 3.625%, 5/1/2024	140,441
1,000,000		Visa, Inc., Sr. Unsecd. Note, 2.800%, 12/14/2022	1,029,091
530,000		Visa, Inc., Sr. Unsecd. Note, 3.150%, 12/14/2025	560,152
		TOTAL	4,632,089
		Consumer Non-Cyclical - Food/Beverage—7.0%
449,000		Anheuser-Busch InBev Finance, Inc., Sr. Unsecd. Note, 3.300%, 2/1/2023	465,109
750,000		Anheuser-Busch InBev Worldwide, Inc., Sr. Unsecd. Note, 4.750%, 1/23/2029	868,911
800,000		Coca-Cola Femsa S.A.B. de C.V., Sr. Unsecd. Note, 3.875%, 11/26/2023	845,853
1,000,000		Constellation Brands, Inc., Sr. Unsecd. Note, 4.650%, 11/15/2028	1,124,833
750,000		Danone SA, Sr. Unsecd. Note, 144A, 2.077%, 11/2/2021	750,765
340,000		Danone SA, Sr. Unsecd. Note, 144A, 2.947%, 11/2/2026	347,263
380,000		Flowers Foods, Inc., Sr. Unsecd. Note, 3.500%, 10/1/2026	387,735
330,000		General Mills, Inc., Sr. Unsecd. Note, 3.700%, 10/17/2023	347,706
500,000		Grupo Bimbo S.A.B. de CV, Sr. Unsecd. Note, 144A, 3.875%, 6/27/2024	522,354
660,000		Grupo Bimbo S.A.B. de CV, Sr. Unsecd. Note, 144A, 4.500%, 1/25/2022	686,531
1,050,000		Kerry Group Financial Services, Sr. Unsecd. Note, 144A, 3.200%, 4/9/2023	1,063,125
700,000		Keurig Dr Pepper, Inc., Sr. Unsecd. Note, 4.057%, 5/25/2023	738,250
450,000		Keurig Dr Pepper, Inc., Sr. Unsecd. Note, 4.417%, 5/25/2025	491,575
900,000		Kraft Heinz Foods Co., Sr. Unsecd. Note, 3.000%, 6/1/2026	900,033
1,000,000		McCormick & Co., Inc., Sr. Unsecd. Note, 3.150%, 8/15/2024	1,038,213
250,000		PepsiCo, Inc., Sr. Unsecd. Note, 2.000%, 4/15/2021	250,721
380,000	[2]	Smithfield Foods, Inc., Sr. Unsecd. Note, 144A, 2.650%, 10/3/2021	377,796
240,000		Smithfield Foods, Inc., Sr. Unsecd. Note, 144A, 3.350%, 2/1/2022	240,732
60,000		Smithfield Foods, Inc., Sr. Unsecd. Note, 144A, 4.250%, 2/1/2027	61,749
600,000		Smucker (J.M.) Co., Sr. Unsecd. Note, 3.500%, 3/15/2025	631,350
370,000		Tyson Foods, Inc., Sr. Unsecd. Note, 3.900%, 9/28/2023	392,470
500,000		Tyson Foods, Inc., Sr. Unsecd. Note, 4.500%, 6/15/2022	526,404
		TOTAL	13,059,478
		Consumer Non-Cyclical - Health Care—2.6%
210,000		Agilent Technologies, Inc., Sr. Unsecd. Note, 2.750%, 9/15/2029	208,635
940,000		Agilent Technologies, Inc., Sr. Unsecd. Note, 3.875%, 7/15/2023	986,391
350,000		Alcon Finance Corp., Sr. Unsecd. Note, 144A, 3.000%, 9/23/2029	356,302
500,000		Becton Dickinson & Co., Sr. Unsecd. Note, 2.894%, 6/6/2022	508,250
740,000		Becton Dickinson & Co., Sr. Unsecd. Note, 3.734%, 12/15/2024	784,300
235,000		DH Europe Finance II S.a r.l., Sr. Unsecd. Note, 2.600%, 11/15/2029	234,293
470,000		DH Europe Finance II S.a r.l., Sr. Unsecd. Note, Series 5YR, 2.200%, 11/15/2024	470,731
450,000		PerkinElmer, Inc., Sr. Unsecd. Note, 3.300%, 9/15/2029	459,948
250,000		Thermo Fisher Scientific, Inc., Sr. Unsecd. Note, 2.950%, 9/19/2026	257,034
500,000		Thermo Fisher Scientific, Inc., Sr. Unsecd. Note, 3.000%, 4/15/2023	514,075
		TOTAL	4,779,959
Annual Shareholder Report
7

Principal Amount		Value
	CORPORATE BONDS—continued
	Consumer Non-Cyclical - Pharmaceuticals—4.0%
$210,000	Abbott Laboratories, Sr. Unsecd. Note, 3.400%, 11/30/2023	$220,859
453,000	Abbott Laboratories, Sr. Unsecd. Note, 3.750%, 11/30/2026	495,028
580,000	AbbVie, Inc., Sr. Unsecd. Note, 144A, 2.950%, 11/21/2026	589,567
455,000	AbbVie, Inc., Sr. Unsecd. Note, 144A, 3.200%, 11/21/2029	463,160
300,000	AbbVie, Inc., Sr. Unsecd. Note, 3.600%, 5/14/2025	316,633
67,000	Actavis Funding SCS, Sr. Unsecd. Note, 4.750%, 3/15/2045	72,886
600,000	AstraZeneca PLC, Sr. Unsecd. Note, 3.125%, 6/12/2027	625,661
1,000,000	Bayer US Finance II LLC, Sr. Unsecd. Note, 144A, 3.875%, 12/15/2023	1,049,637
200,000	Bayer US Finance II LLC, Sr. Unsecd. Note, 144A, 4.250%, 12/15/2025	215,780
180,000	Biogen Idec, Inc., Sr. Unsecd. Note, 2.900%, 9/15/2020	181,342
320,000	Bristol-Myers Squibb Co., Sr. Unsecd. Note, 144A, 3.400%, 7/26/2029	342,254
340,000	Bristol-Myers Squibb Co., Sr. Unsecd. Note, 144A, 3.875%, 8/15/2025	367,813
200,000	Bristol-Myers Squibb Co., Sr. Unsecd. Note, 144A, 5.000%, 8/15/2045	256,420
310,000	Eli Lilly & Co., Sr. Unsecd. Note, 3.375%, 3/15/2029	334,235
220,000	Gilead Sciences, Inc., Sr. Unsecd. Note, 3.650%, 3/1/2026	236,755
500,000	Merck & Co., Inc., Sr. Unsecd. Note, 3.400%, 3/7/2029	541,386
900,000	Teva Pharmaceutical Finance Netherlands III BV, Sr. Unsecd. Note, 2.200%, 7/21/2021	873,243
300,000	Teva Pharmaceutical Finance Netherlands III BV, Sr. Unsecd. Note, 3.150%, 10/1/2026	250,507
	TOTAL	7,433,166
	Consumer Non-Cyclical - Products—1.0%
575,000	Church and Dwight, Inc., Sr. Unsecd. Note, 2.450%, 8/1/2022	579,781
1,250,000	Reckitt Benckiser Treasury Services PLC, Sr. Unsecd. Note, 144A, 2.375%, 6/24/2022	1,259,103
	TOTAL	1,838,884
	Consumer Non-Cyclical - Supermarkets—0.4%
610,000	Kroger Co., Bond, 6.900%, 4/15/2038	820,991
	Consumer Non-Cyclical - Tobacco—1.0%
800,000	Altria Group, Inc., Sr. Unsecd. Note, 4.400%, 2/14/2026	869,105
290,000	BAT International Finance PLC, Sr. Unsecd. Note, 144A, 3.950%, 6/15/2025	306,715
300,000	Reynolds American, Inc., Sr. Unsecd. Note, 4.450%, 6/12/2025	322,986
360,000	Reynolds American, Inc., Sr. Unsecd. Note, 7.000%, 8/4/2041	440,287
	TOTAL	1,939,093
	Energy - Independent—2.0%
94,000	Apache Corp., Sr. Unsecd. Note, 3.250%, 4/15/2022	95,773
500,000	Apache Corp., Sr. Unsecd. Note, 4.375%, 10/15/2028	522,432
420,000	Canadian Natural Resources Ltd., Sr. Unsecd. Note, 2.950%, 1/15/2023	428,467
500,000	Cimarex Energy Co., Sr. Unsecd. Note, 3.900%, 5/15/2027	517,220
250,000	Cimarex Energy Co., Sr. Unsecd. Note, 4.375%, 6/1/2024	264,040
215,000	Cimarex Energy Co., Sr. Unsecd. Note, 4.375%, 3/15/2029	227,562
475,000	Marathon Oil Corp., Sr. Unsecd. Note, 3.850%, 6/1/2025	502,954
100,000	Occidental Petroleum Corp., Sr. Unsecd. Note, 2.900%, 8/15/2024	101,652
1,000,000	Occidental Petroleum Corp., Sr. Unsecd. Note, 3.450%, 7/15/2024	1,024,254
	TOTAL	3,684,354
	Energy - Integrated—2.4%
500,000	BP Capital Markets America, Inc., Sr. Unsecd. Note, 3.796%, 9/21/2025	541,005
500,000	BP Capital Markets PLC, Sr. Unsecd. Note, 3.994%, 9/26/2023	534,441
530,000	CNPC Hong Kong Overseas Capital Ltd., Company Guarantee, 144A, 5.950%, 4/28/2041	720,071
585,000	Husky Energy, Inc., 4.000%, 4/15/2024	617,555
240,000	Husky Energy, Inc., Sr. Unsecd. Note, 4.400%, 4/15/2029	258,354
800,000	Petroleos Mexicanos, Company Guarantee, 5.500%, 1/21/2021	823,600
175,000	Petroleos Mexicanos, Sr. Unsecd. Note, 4.875%, 1/18/2024	184,203
Annual Shareholder Report
8

Principal Amount			Value
		CORPORATE BONDS—continued
		Energy - Integrated—continued
$525,000		Shell International Finance B.V., Sr. Unsecd. Note, 1.875%, 5/10/2021	$525,511
325,000		Shell International Finance B.V., Sr. Unsecd. Note, 2.875%, 5/10/2026	336,714
		TOTAL	4,541,454
		Energy - Midstream—2.9%
500,000		Boardwalk Pipeline Partners LP, Sr. Unsecd. Note, 4.800%, 5/3/2029	534,585
565,000		Energy Transfer Partners LP, Sr. Unsecd. Note, 4.900%, 2/1/2024	606,236
470,000		Energy Transfer Partners LP, Sr. Unsecd. Note, Series 5Y, 4.200%, 9/15/2023	493,493
500,000		Kinder Morgan Energy Partners LP, 4.250%, 9/1/2024	535,723
500,000		MPLX LP, Sr. Unsecd. Note, 144A, 3.500%, 12/1/2022	514,838
350,000		MPLX LP, Sr. Unsecd. Note, 3.375%, 3/15/2023	359,441
395,000		MPLX LP, Sr. Unsecd. Note, 4.125%, 3/1/2027	414,816
345,000		ONEOK, Inc., Sr. Unsecd. Note, 4.000%, 7/13/2027	367,314
600,000		TC Pipelines, LP, Sr. Unsecd. Note, 3.900%, 5/25/2027	627,723
540,000		Texas Eastern Transmission LP, Sr. Unsecd. Note, 144A, 2.800%, 10/15/2022	545,297
300,000		Williams Partners LP, Sr. Unsecd. Note, 3.900%, 1/15/2025	315,831
		TOTAL	5,315,297
		Energy - Oil Field Services—0.2%
300,000		Schlumberger Holdings Corp., Sr. Unsecd. Note, 144A, 4.000%, 12/21/2025	323,010
		Energy - Refining—0.4%
215,000		Valero Energy Corp., 7.500%, 4/15/2032	298,758
335,000		Valero Energy Corp., Sr. Unsecd. Note, 6.625%, 6/15/2037	443,654
		TOTAL	742,412
		Financial Institution - Banking—21.7%
750,000		American Express Co., Sr. Unsecd. Note, 3.000%, 10/30/2024	775,223
500,000		American Express Credit Corp., Sr. Unsecd. Note, Series MTN, 2.700%, 3/3/2022	508,348
800,000		Associated Banc-Corp., Sub. Note, 4.250%, 1/15/2025	845,510
250,000		Bank of America Corp., Sr. Unsecd. Note, 2.738%, 1/23/2022	251,905
1,250,000		Bank of America Corp., Sr. Unsecd. Note, 3.705%, 4/24/2028	1,336,148
1,450,000		Bank of America Corp., Sr. Unsecd. Note, Series GMTN, 2.816%, 7/21/2023	1,473,998
500,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 2.456%, 10/22/2025	503,214
500,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 3.248%, 10/21/2027	521,060
500,000		Bank of America Corp., Sr. Unsecd. Note, Series MTN, 4.271%, 7/23/2029	555,463
300,000		Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 2.661%, 5/16/2023	304,619
550,000		Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 3.250%, 9/11/2024	577,871
600,000		Capital One Financial Corp., Sr. Unsecd. Note, 3.050%, 3/9/2022	612,542
350,000		Capital One Financial Corp., Sr. Unsecd. Note, 3.200%, 1/30/2023	359,861
500,000		Citigroup, Inc., 4.125%, 7/25/2028	545,458
750,000		Citigroup, Inc., Sr. Unsecd. Note, 2.876%, 7/24/2023	763,352
730,000		Citigroup, Inc., Sr. Unsecd. Note, 3.400%, 5/1/2026	766,724
500,000		Citigroup, Inc., Sr. Unsecd. Note, 3.700%, 1/12/2026	533,132
500,000		Citigroup, Inc., Sr. Unsecd. Note, 4.075%, 4/23/2029	547,853
150,000		Citigroup, Inc., Sr. Unsecd. Note, 4.500%, 1/14/2022	157,282
500,000		Citizens Bank N.A., Sr. Unsecd. Note, Series BKNT, 3.750%, 2/18/2026	534,394
660,000		Citizens Financial Group, Inc., Sub. Note, 144A, 4.150%, 9/28/2022	688,543
300,000		Comerica, Inc., 3.800%, 7/22/2026	316,152
500,000	[2]	Compass Bank, Birmingham, Sr. Unsecd. Note, Series BKNT, 3.500%, 6/11/2021	508,680
500,000		Compass Bank, Birmingham, Sub. Note, Series BKNT, 3.875%, 4/10/2025	525,110
140,000		Fifth Third Bancorp, Sr. Unsecd. Note, 2.375%, 1/28/2025	140,190
385,000		Fifth Third Bancorp, Sr. Unsecd. Note, 3.650%, 1/25/2024	405,917
630,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 2.350%, 11/15/2021	632,448
Annual Shareholder Report
9

Principal Amount			Value
		CORPORATE BONDS—continued
		Financial Institution - Banking—continued
$500,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.000%, 4/26/2022	$506,244
1,250,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.500%, 11/16/2026	1,314,720
500,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 4.223%, 5/1/2029	551,023
500,000		Goldman Sachs Group, Inc., Sub. Note, 4.250%, 10/21/2025	542,921
1,000,000		HSBC USA, Inc., Sr. Unsecd. Note, 3.500%, 6/23/2024	1,055,808
500,000		Huntington Bancshares, Inc., Sr. Unsecd. Note, 2.625%, 8/6/2024	507,228
250,000		Huntington National Bank, Sr. Unsecd. Note, Series BKNT, 3.125%, 4/1/2022	255,568
1,000,000		JPMorgan Chase & Co., 3.250%, 9/23/2022	1,034,439
500,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 3.782%, 2/1/2028	538,993
500,000		JPMorgan Chase & Co., Sr. Unsecd. Note, 4.452%, 12/5/2029	568,713
1,000,000		JPMorgan Chase & Co., Sub. Note, 3.375%, 5/1/2023	1,039,252
1,000,000		JPMorgan Chase & Co., Sub. Note, 3.875%, 9/10/2024	1,070,445
408,000		MUFG Americas Holdings Corp., Sr. Unsecd. Note, 3.000%, 2/10/2025	416,084
250,000		MUFG Americas Holdings Corp., Sr. Unsecd. Note, 3.500%, 6/18/2022	258,584
250,000		MUFG Union Bank, N.A., Sr. Unsecd. Note, Series BKNT, 3.150%, 4/1/2022	255,822
1,940,000	[1]	Manufacturers & Traders Trust Co., Sub. Note, Series BKNT, 2.546% (3-month USLIBOR +0.640%), 12/1/2021	1,941,175
750,000		Morgan Stanley, Sec. Fac. Bond, 2.750%, 5/19/2022	763,742
1,000,000		Morgan Stanley, Sr. Unsecd. Note, 3.625%, 1/20/2027	1,064,527
970,000		Morgan Stanley, Sr. Unsecd. Note, 5.750%, 1/25/2021	1,007,633
500,000		Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 3.125%, 1/23/2023	514,232
250,000		Morgan Stanley, Sub. Note, 5.000%, 11/24/2025	281,582
1,000,000		Morgan Stanley, Sub. Note, Series MTN, 4.100%, 5/22/2023	1,056,297
320,000		PNC Bank NA, Sr. Unsecd. Note, Series BKNT, 2.232%, 7/22/2022	321,155
500,000		PNC Bank NA, Sr. Unsecd. Note, Series BKNT, 2.500%, 1/22/2021	502,996
640,000		Regions Financial Corp., Sr. Unsecd. Note, 3.200%, 2/8/2021	648,048
230,000		Regions Financial Corp., Sr. Unsecd. Note, 3.800%, 8/14/2023	243,470
250,000		State Street Corp., Sr. Unsecd. Note, 2.653%, 5/15/2023	253,482
700,000		State Street Corp., Sr. Unsecd. Note, 3.300%, 12/16/2024	738,242
475,000		Truist Bank, Sr. Unsecd. Note, Series BKNT, 2.150%, 12/6/2024	474,123
500,000		Truist Bank, Sr. Unsecd. Note, Series BKNT, 3.000%, 2/2/2023	512,798
200,000		Truist Bank, Sub. Note, Series BKNT, 3.300%, 5/15/2026	208,316
245,000		Truist Financial Corp., Sr. Unsecd. Note, Series MTN, 2.750%, 4/1/2022	249,311
600,000		U.S. Bank, N.A., Sr. Unsecd. Note, Series BKNT, 3.450%, 11/16/2021	617,855
750,000		US Bancorp, Sub. Note, Series MTN, 3.600%, 9/11/2024	797,026
500,000		Wells Fargo & Co., Series MTN, 3.500%, 3/8/2022	516,456
620,000		Wells Fargo & Co., Sr. Unsecd. Note, 3.000%, 10/23/2026	635,371
1,000,000		Wells Fargo & Co., Sr. Unsecd. Note, 3.069%, 1/24/2023	1,020,952
500,000		Wells Fargo & Co., Sr. Unsecd. Note, Series MTN, 3.584%, 5/22/2028	531,379
		TOTAL	40,507,009
		Financial Institution - Broker/Asset Mgr/Exchange—1.3%
370,000		Eaton Vance Corp., Sr. Unsecd. Note, 3.625%, 6/15/2023	388,496
220,000		Invesco Finance PLC, Sr. Unsecd. Note, 3.750%, 1/15/2026	234,506
200,000		Jefferies Group LLC, Sr. Unsecd. Note, 6.500%, 1/20/2043	238,224
245,000		Nuveen LLC, Sr. Unsecd. Note, 144A, 4.000%, 11/1/2028	272,702
193,000		Raymond James Financial, Inc., Sr. Unsecd. Note, 5.625%, 4/1/2024	217,445
390,000		Stifel Financial Corp., 4.250%, 7/18/2024	415,145
190,000		Stifel Financial Corp., Sr. Unsecd. Note, 3.500%, 12/1/2020	192,441
500,000		TD Ameritrade Holding Corp., Sr. Unsecd. Note, 3.625%, 4/1/2025	531,912
		TOTAL	2,490,871
Annual Shareholder Report
10

Principal Amount			Value
		CORPORATE BONDS—continued
		Financial Institution - Finance Companies—1.8%
$500,000		Discover Financial Services, Sr. Unsecd. Note, 3.850%, 11/21/2022	$522,754
250,000		Discover Financial Services, Sr. Unsecd. Note, 4.100%, 2/9/2027	269,320
1,966,000		GE Capital International Funding Co., Sr. Unsecd. Note, 2.342%, 11/15/2020	1,967,896
600,000		GE Capital International Funding, Inc., Sr. Unsecd. Note, 4.418%, 11/15/2035	639,932
		TOTAL	3,399,902
		Financial Institution - Insurance - Health—0.8%
300,000		CIGNA Corp., Sr. Unsecd. Note, 3.750%, 7/15/2023	314,677
650,000		CIGNA Corp., Sr. Unsecd. Note, 4.375%, 10/15/2028	720,499
405,000		UnitedHealth Group, Inc., Sr. Unsecd. Note, 3.750%, 7/15/2025	437,378
		TOTAL	1,472,554
		Financial Institution - Insurance - Life—1.1%
350,000		AIA Group Ltd., Sr. Unsecd. Note, 144A, 3.600%, 4/9/2029	368,248
200,000		AIG Global Funding, Sec. Fac. Bond, 144A, 2.300%, 7/1/2022	201,087
800,000		American International Group, Inc., Sr. Unsecd. Note, 4.125%, 2/15/2024	859,012
290,000		Lincoln National Corp., Sr. Unsecd. Note, 4.200%, 3/15/2022	302,289
172,000		Massachusetts Mutual Life Insurance Co., Sub. Note, 144A, 8.875%, 6/1/2039	291,014
		TOTAL	2,021,650
		Financial Institution - Insurance - P&C—0.9%
200,000		Berkshire Hathaway, Inc., Sr. Unsecd. Note, 2.200%, 3/15/2021	200,782
250,000		CNA Financial Corp., Sr. Unsecd. Note, 3.450%, 8/15/2027	260,462
95,000		CNA Financial Corp., Sr. Unsecd. Note, 3.900%, 5/1/2029	102,245
250,000		Chubb INA Holdings, Inc., Sr. Unsecd. Note, 2.700%, 3/13/2023	255,331
300,000		Chubb INA Holdings, Inc., Sr. Unsecd. Note, 3.350%, 5/15/2024	316,052
300,000		Nationwide Mutual Insurance Co., Sub. Note, 144A, 9.375%, 8/15/2039	509,577
		TOTAL	1,644,449
		Financial Institution - REIT - Apartment—1.1%
395,000		Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 3.350%, 5/15/2027	416,109
500,000	[2]	Mid-America Apartment Communities LP, Sr. Unsecd. Note, 3.750%, 6/15/2024	527,321
550,000		Post Apartment Homes LP, Sr. Unsecd. Note, 3.375%, 12/1/2022	566,770
500,000		UDR, Inc., Sr. Unsecd. Note, Series MTN, 2.950%, 9/1/2026	508,972
		TOTAL	2,019,172
		Financial Institution - REIT - Healthcare—1.0%
500,000		Healthcare Trust of America, 3.700%, 4/15/2023	517,122
710,000		Physicians Realty Trust, Sr. Unsecd. Note, 4.300%, 3/15/2027	758,921
155,000		Welltower, Inc., Sr. Unsecd. Note, 2.700%, 2/15/2027	155,628
500,000		Welltower, Inc., Sr. Unsecd. Note, 3.100%, 1/15/2030	506,236
		TOTAL	1,937,907
		Financial Institution - REIT - Office—0.6%
640,000		Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 4.000%, 1/15/2024	681,811
480,000		Boston Properties LP, Sr. Unsecd. Note, 3.200%, 1/15/2025	498,134
		TOTAL	1,179,945
		Financial Institution - REIT - Other—0.6%
320,000		Liberty Property LP, Sr. Unsecd. Note, 4.375%, 2/1/2029	364,106
300,000		ProLogis LP, Sr. Unsecd. Note, 4.250%, 8/15/2023	321,267
450,000		WP Carey, Inc., Sr. Unsecd. Note, 4.600%, 4/1/2024	482,450
		TOTAL	1,167,823
		Financial Institution - REIT - Retail—0.8%
410,000		Kimco Realty Corp., Sr. Unsecd. Note, 2.700%, 3/1/2024	414,873
396,000		Kimco Realty Corp., Sr. Unsecd. Note, 3.200%, 5/1/2021	401,600
100,000		Kimco Realty Corp., Sr. Unsecd. Note, 3.400%, 11/1/2022	103,307
Annual Shareholder Report
11

Principal Amount			Value
		CORPORATE BONDS—continued
		Financial Institution - REIT - Retail—continued
$450,000		Regency Centers Corp., Sr. Unsecd. Note, 3.750%, 11/15/2022	$468,712
		TOTAL	1,388,492
		Sovereign—0.5%
320,000		Corp Andina De Fomento, Sr. Unsecd. Note, 4.375%, 6/15/2022	336,542
510,000		Inter-American Development Bank, Series MTN, 6.750%, 7/15/2027	657,492
		TOTAL	994,034
		Technology—7.3%
500,000		Adobe, Inc., Sr. Unsecd. Note, 3.250%, 2/1/2025	528,056
650,000		Apple, Inc., Sr. Unsecd. Note, 2.400%, 5/3/2023	661,064
900,000		Apple, Inc., Sr. Unsecd. Note, 3.200%, 5/13/2025	950,772
125,000		Apple, Inc., Sr. Unsecd. Note, 4.450%, 5/6/2044	152,279
340,000		Automatic Data Processing, Inc., 3.375%, 9/15/2025	362,413
230,000		Broadcom Corp., Sr. Unsecd. Note, Series WI, 3.625%, 1/15/2024	238,345
280,000		Broadcom Corp., Sr. Unsecd. Note, Series WI, 3.875%, 1/15/2027	290,795
700,000		Broadcom, Inc., Sr. Unsecd. Note, 144A, 3.625%, 10/15/2024	727,991
400,000		Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Secd. Note, 144A, 6.020%, 6/15/2026	460,388
345,000		Equifax, Inc., Sr. Unsecd. Note, 2.300%, 6/1/2021	346,056
480,000		Equifax, Inc., Sr. Unsecd. Note, 2.600%, 12/1/2024	482,891
80,000	[2]	Equifax, Inc., Sr. Unsecd. Note, Series 5Y, 3.950%, 6/15/2023	84,022
83,000		Fidelity National Information Services, Inc., Sr. Unsecd. Note, 3.875%, 6/5/2024	88,318
600,000		Fidelity National Information Services, Inc., Sr. Unsecd. Note, 5.000%, 10/15/2025	685,658
230,000		Fiserv, Inc., Sr. Unsecd. Note, 2.750%, 7/1/2024	234,127
500,000		Fiserv, Inc., Sr. Unsecd. Note, 4.200%, 10/1/2028	554,577
670,000		Ingram Micro, Inc., Sr. Unsecd. Note, 5.000%, 8/10/2022	692,098
500,000		Intel Corp., Sr. Unsecd. Note, 3.700%, 7/29/2025	540,706
460,000		Keysight Technologies, Inc., 4.550%, 10/30/2024	501,212
100,000		Keysight Technologies, Inc., Sr. Unsecd. Note, 3.000%, 10/30/2029	100,392
310,000		Lam Research Corp., Sr. Unsecd. Note, 4.000%, 3/15/2029	341,631
500,000		Micron Technology, Inc., Sr. Unsecd. Note, 4.640%, 2/6/2024	542,530
500,000		Microsoft Corp., Sr. Unsecd. Note, 1.550%, 8/8/2021	499,340
750,000		Microsoft Corp., Sr. Unsecd. Note, 2.400%, 8/8/2026	759,707
190,000		Molex Electronics Technologies LLC, Unsecd. Note, 144A, 3.900%, 4/15/2025	196,075
750,000		Oracle Corp., Sr. Unsecd. Note, 3.400%, 7/8/2024	791,636
310,000		Qualcomm, Inc., Sr. Unsecd. Note, 2.600%, 1/30/2023	315,566
350,000		Total System Services, Inc., Sr. Unsecd. Note, 3.800%, 4/1/2021	356,898
260,000		Total System Services, Inc., Sr. Unsecd. Note, 4.450%, 6/1/2028	284,806
195,000		Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 9/12/2022	204,746
600,000		Verisk Analytics, Inc., Sr. Unsecd. Note, 4.125%, 3/15/2029	658,575
		TOTAL	13,633,670
		Transportation - Railroads—1.1%
8,961		Burlington Northern Santa Fe Corp., Pass Thru Cert., Series 99-2, 7.570%, 1/2/2021	9,101
1,100,000		Burlington Northern Santa Fe Corp., Sr. Unsecd. Note, 3.450%, 9/15/2021	1,125,529
850,000		Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.000%, 5/15/2023	869,574
		TOTAL	2,004,204
		Transportation - Services—1.2%
550,000		FedEx Corp., Sr. Unsecd. Note, 3.100%, 8/5/2029	549,935
250,000		Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 3.375%, 2/1/2022	255,299
300,000		Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 3.450%, 7/1/2024	311,600
250,000		Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, 144A, 4.450%, 1/29/2026	269,486
125,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.250%, 9/1/2021	125,301
Annual Shareholder Report
12

Principal Amount			Value
		CORPORATE BONDS—continued
		Transportation - Services—continued
$280,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.800%, 3/1/2022	$283,481
150,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.450%, 11/15/2021	153,367
250,000		Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 3.500%, 6/1/2021	255,129
		TOTAL	2,203,598
		Utility - Electric—5.3%
310,000		AEP Texas, Inc., Sr. Unsecd. Note, 3.850%, 10/1/2025	323,247
380,000		American Electric Power Co., Inc., Sr. Unsecd. Note, Series F, 2.950%, 12/15/2022	387,279
500,000		Berkshire Hathaway Energy Co., 3.500%, 2/1/2025	530,759
210,000	[2]	Consolidated Edison Co., Sr. Unsecd. Note, 2.000%, 5/15/2021	210,141
205,000	[2]	Dominion Energy Gas Holdings LLC, Sr. Unsecd. Note, Series A, 2.500%, 11/15/2024	205,999
560,000		Dominion Energy, Inc., Jr. Sub. Note, 3.071%, 8/15/2024	577,000
250,000		Duke Energy Corp., Sr. Unsecd. Note, 1.800%, 9/1/2021	249,774
500,000		EDP Finance BV, Sr. Unsecd. Note, 144A, 3.625%, 7/15/2024	520,549
1,000,000		Electricite de France SA, Jr. Sub. Note, 144A, 5.625%, 7/22/2068	1,060,715
180,000		Emera US Finance LP, Sr. Unsecd. Note, 2.700%, 6/15/2021	181,673
470,000		Enel Finance International NV, Sr. Unsecd. Note, 144A, 2.875%, 5/25/2022	476,003
380,000		Enel Finance International NV, Sr. Unsecd. Note, 144A, 4.625%, 9/14/2025	414,568
240,000		Fortis, Inc./Canada, Sr. Unsecd. Note, 3.055%, 10/4/2026	245,080
235,000		Great Plains Energy, Inc., Note, 4.850%, 6/1/2021	242,410
600,000		National Rural Utilities Cooperative Finance Corp., Sec. Fac. Bond, 2.400%, 4/25/2022	606,494
140,000		National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, 2.950%, 2/7/2024	144,343
375,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 2.900%, 4/1/2022	382,683
300,000		NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 3.550%, 5/1/2027	318,653
110,000		NiSource Finance Corp., Sr. Unsecd. Note, 2.650%, 11/17/2022	111,355
500,000		NiSource Finance Corp., Sr. Unsecd. Note, 3.490%, 5/15/2027	525,852
590,000	[2]	PPL Capital Funding, Inc., Sr. Unsecd. Note, 4.200%, 6/15/2022	615,387
425,000		PSEG Power LLC, Sr. Unsecd. Note, 4.150%, 9/15/2021	438,015
250,000		Public Service Enterprises Group, Inc., Sr. Unsecd. Note, 2.000%, 11/15/2021	249,852
250,000		Southern Co., Sr. Unsecd. Note, 3.250%, 7/1/2026	260,380
120,000		WEC Energy Group, Inc., Sr. Unsecd. Note, 3.100%, 3/8/2022	122,549
450,000		Wisconsin Energy Corp., Sr. Unsecd. Note, 3.550%, 6/15/2025	477,700
		TOTAL	9,878,460
		Utility - Natural Gas—1.2%
1,000,000	[2]	Enbridge Energy Partners LP, Sr. Unsecd. Note, 4.200%, 9/15/2021	1,030,451
600,000		National Fuel Gas Co., Sr. Unsecd. Note, 3.750%, 3/1/2023	619,371
250,000		Sempra Energy, Sr. Unsecd. Note, 2.900%, 2/1/2023	254,970
300,000		Southeast Supply Header LLC, Sr. Unsecd. Note, 144A, 4.250%, 6/15/2024	305,774
		TOTAL	2,210,566
		Utility - Natural Gas Distributor—0.2%
450,000		Southern Co. Gas Capital, Sr. Unsecd. Note, 2.450%, 10/1/2023	453,125
		TOTAL CORPORATE BONDS (IDENTIFIED COST $172,747,467)	180,728,435
		MORTGAGE-BACKED SECURITIES—0.0%
		Federal Home Loan Mortgage Corporation—0.0%
662		Federal Home Loan Mortgage Corp., Pool C01051, 8.000%, 9/1/2030	769
		Government National Mortgage Association—0.0%
1,373		Government National Mortgage Association, Pool 1512, 7.500%, 12/20/2023	1,465
2,105		Government National Mortgage Association, Pool 2630, 6.500%, 8/20/2028	2,340
2,971		Government National Mortgage Association, Pool 2631, 7.000%, 8/20/2028	3,331
4,098		Government National Mortgage Association, Pool 2658, 6.500%, 10/20/2028	4,558
Annual Shareholder Report
13

Principal Amount		Value
	MORTGAGE-BACKED SECURITIES—continued
	Government National Mortgage Association—continued
$6,585	Government National Mortgage Association, Pool 2701, 6.500%, 1/20/2029	$7,324
4,367	Government National Mortgage Association, Pool 2796, 7.000%, 8/20/2029	4,946
984	Government National Mortgage Association, Pool 3039, 6.500%, 2/20/2031	1,110
3,109	Government National Mortgage Association, Pool 3040, 7.000%, 2/20/2031	3,546
11,131	Government National Mortgage Association, Pool 3188, 6.500%, 1/20/2032	12,633
7,663	Government National Mortgage Association, Pool 3239, 6.500%, 5/20/2032	8,732
17,033	Government National Mortgage Association, Pool 3261, 6.500%, 7/20/2032	19,439
753	Government National Mortgage Association, Pool 493514, 8.000%, 9/15/2030	807
4,520	Government National Mortgage Association, Pool 516688, 8.000%, 8/15/2029	5,204
	TOTAL	75,435
	TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $67,414)	76,204
	FOREIGN GOVERNMENTS/AGENCY—0.1%
	Sovereign—0.1%
225,000	Colombia, Government of, Sr. Unsecd. Note, 4.375%, 7/12/2021 (IDENTIFIED COST $224,835)	232,034
	COLLATERALIZED MORTGAGE OBLIGATION—0.0%
	Commercial Mortgage—0.0%
870	TIAA Seasoned Commercial Mortgage Trust 2007-C4, Class AJ, 5.502%, 8/15/2039 (IDENTIFIED COST $863)	870
	REPURCHASE AGREEMENTS—2.9%
	Finance - Banking—2.9%
1,639,370	Interest in $450,000,000 joint repurchase agreement 1.57%, dated 12/31/2019 under which BMO Capital Markets Corp. will repurchase securities provided as collateral for $450,039,250 on 1/2/2020. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency and U.S. Treasury securities with various maturities to 11/20/2069 and the market value of those underlying securities was $460,414,804 (purchased with proceeds from securities lending collateral).	1,639,370
3,676,000	Interest in $450,000,000 joint repurchase agreement 1.57%, dated 12/31/2019 under which BMO Capital Markets Corp. will repurchase securities provided as collateral for $450,039,250 on 1/2/2020. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency and U.S. Treasury securities with various maturities to 11/20/2069 and the market value of those underlying securities was $460,414,804.	3,676,000
	TOTAL REPURCHASE AGREEMENTS (IDENTIFIED COST $5,315,370)	5,315,370
	TOTAL INVESTMENT IN SECURITIES—100.0% (IDENTIFIED COST $178,355,949)[3]	186,352,913
	OTHER ASSETS AND LIABILITIES - NET—0.0%[4]	47,618
	TOTAL NET ASSETS—100%	$186,400,531
At December 31, 2019, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
5U.S. Treasury Note 10-Year Long Futures	80	$10,273,750	March 2020	$(75,245)
5U.S. Treasury Long Bond Short Futures	23	$3,585,844	March 2020	$83,049
5U.S. Treasury Ultra Bond Short Futures	7	$1,271,594	March 2020	$43,250
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$51,054
Net Unrealized Appreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
1	Floating/variable note with current rate and current maturity or next reset date shown.
2	All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3	The cost of investments for federal tax purposes amounts to $178,356,097.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
5	Non-income-producing security.
Annual Shareholder Report
14

Note: The categories of investments are shown as a percentage of total net assets at December 31, 2019.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of December 31, 2019, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$180,728,435	$—	$180,728,435
Mortgage-Backed Securities	—	76,204	—	76,204
Foreign Governments/Agency	—	232,034	—	232,034
Collateralized Mortgage Obligation	—	870	—	870
Repurchase Agreements	—	5,315,370	—	5,315,370
TOTAL SECURITIES	$—	$186,352,913	$—	$186,352,913
Other Financial Instruments:[1]
Assets	$126,299	$—	$—	$126,299
Liabilities	(75,245)	—	—	(75,245)
TOTAL OTHER FINANCIAL INSTRUMENTS	$51,054	$—	$—	$51,054
1	Other financial instruments are futures contracts.
The following acronyms are used throughout this portfolio:
BKNT	—Bank Notes
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
15

Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.65	$11.05	$10.98	$10.97	$11.42
Income From Investment Operations:
Net investment income[1]	0.31	0.30	0.31	0.34	0.37
Net realized and unrealized gain (loss)	0.68	(0.37)	0.12	0.07	(0.39)
TOTAL FROM INVESTMENT OPERATIONS	0.99	(0.07)	0.43	0.41	(0.02)
Less Distributions:
Distributions from net investment income	(0.33)	(0.33)	(0.36)	(0.40)	(0.43)
Distributions from net realized gain	(0.00)[2]	—	—	—	—
TOTAL DISTRIBUTIONS	(0.33)	(0.33)	(0.36)	(0.40)	(0.43)
Net Asset Value, End of Period	$11.31	$10.65	$11.05	$10.98	$10.97
Total Return[3]	9.44%	(0.59)%	4.04%	3.82%	(0.24)%
Ratios to Average Net Assets:
Net expenses	0.74%	0.74%	0.74%	0.73%	0.73%
Net investment income	2.79%	2.83%	2.81%	3.10%	3.30%
Expense waiver/reimbursement[4]	0.08%	0.08%	0.06%	0.07%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$167,625	$162,812	$185,026	$188,831	$198,990
Portfolio turnover	21%	19%	27%	26%	17%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
16

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.62	$11.01	$10.94	$10.93	$11.37
Income From Investment Operations:
Net investment income[1]	0.28	0.27	0.28	0.31	0.34
Net realized and unrealized gain (loss)	0.68	(0.36)	0.12	0.07	(0.38)
TOTAL FROM INVESTMENT OPERATIONS	0.96	(0.09)	0.40	0.38	(0.04)
Less Distributions:
Distributions from net investment income	(0.30)	(0.30)	(0.33)	(0.37)	(0.40)
Distributions from net realized gain	(0.00)[2]	—	—	—	—
TOTAL DISTRIBUTIONS	(0.30)	(0.30)	(0.33)	(0.37)	(0.40)
Net Asset Value, End of Period	$11.28	$10.62	$11.01	$10.94	$10.93
Total Return[3]	9.17%	(0.78)%	3.75%	3.53%	(0.44)%
Ratios to Average Net Assets:
Net expenses	0.99%	0.99%	0.99%	0.98%	0.98%
Net investment income	2.54%	2.58%	2.56%	2.86%	3.04%
Expense waiver/reimbursement[4]	0.08%	0.07%	0.06%	0.07%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$18,776	$19,344	$22,596	$23,920	$27,977
Portfolio turnover	21%	19%	27%	26%	17%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
17

Statement of Assets and Liabilities
December 31, 2019
Assets:
Investment in securities, at value including $1,597,008 of securities loaned (identified cost $178,355,949)		$186,352,913
Cash		304
Due from broker (Note 2)		29,640
Income receivable		1,637,451
Receivable for shares sold		116,027
Receivable for variation margin on futures contracts		7,299
TOTAL ASSETS		188,143,634
Liabilities:
Payable for shares redeemed	$7,061
Payable for collateral due to broker for securities lending	1,639,370
Payable to advisor (Note 5)	2,660
Payable for administrative fees (Note 5)	402
Payable for portfolio accounting fees	47,669
Payable for distribution services fee (Note 5)	3,993
Accrued expenses (Note 5)	41,948
TOTAL LIABILITIES		1,743,103
Net assets for 16,489,832 shares outstanding		$186,400,531
Net Assets Consist of:
Paid-in capital		$172,743,441
Total distributable earnings (loss)		13,657,090
TOTAL NET ASSETS		$186,400,531
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
Net asset value per share ($167,624,679 ÷ 14,824,862 shares outstanding), no par value, unlimited shares authorized		$11.31
Service Shares:
Net asset value per share ($18,775,852 ÷ 1,664,970 shares outstanding), no par value, unlimited shares authorized		$11.28
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Statement of Operations
Year Ended December 31, 2019
Investment Income:
Interest		$6,528,763
Net income on securities loaned		2,691
TOTAL INCOME		6,531,454
Expenses:
Investment adviser fee (Note 5)	$1,111,121
Administrative fee (Note 5)	153,253
Custodian fees	12,386
Transfer agent fee	17,544
Directors'/Trustees' fees (Note 5)	2,452
Auditing fees	26,830
Legal fees	9,160
Portfolio accounting fees	94,094
Distribution services fee (Note 5)	47,924
Printing and postage	69,905
Miscellaneous (Note 5)	26,710
TOTAL EXPENSES	1,571,379
Waiver of investment adviser fee (Note 5)	(150,000)
Net expenses		1,421,379
Net investment income		5,110,075
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments		668,699
Net realized loss on futures contracts		(112,111)
Net change in unrealized depreciation of investments		10,920,333
Net change in unrealized appreciation of futures contracts		(4,706)
Net realized and unrealized gain (loss) on investments and futures contracts		11,472,215
Change in net assets resulting from operations		$16,582,290
See Notes which are an integral part of the Financial Statements
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19

Statement of Changes in Net Assets
Year Ended December 31	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,110,075	$5,349,919
Net realized gain (loss)	556,588	(92,357)
Net change in unrealized appreciation/depreciation	10,915,627	(6,611,129)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	16,582,290	(1,353,567)
Distributions to Shareholders:
Primary Shares	(4,859,559)	(5,280,660)
Service Shares	(520,306)	(603,797)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(5,379,865)	(5,884,457)
Share Transactions:
Proceeds from sale of shares	11,736,570	10,374,695
Net asset value of shares issued to shareholders in payment of distributions declared	5,379,862	5,884,454
Cost of shares redeemed	(24,074,695)	(34,487,264)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(6,958,263)	(18,228,115)
Change in net assets	4,244,162	(25,466,139)
Net Assets:
Beginning of period	182,156,369	207,622,508
End of period	$186,400,531	$182,156,369
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Notes to Financial Statements
December 31, 2019
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated Quality Bond Fund II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Primary Shares and Service Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Fund's Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
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The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waiver of $150,000 is disclosed in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
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22

Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration risk and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $9,312,606 and $5,872,366, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Securities Lending
The Fund participates in a securities lending program providing for the lending of government securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund's NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
As of December 31, 2019, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$1,597,008	$1,639,370
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Assets
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest Rate Contracts	Receivable for variation margin on futures contracts	$51,054*
*	Includes cumulative net appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2019
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(112,111)
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23

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$(4,706)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
Year Ended December 31	2019		2018
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	1,017,072	$11,219,212	926,837	$9,908,467
Shares issued to shareholders in payment of distributions declared	456,297	4,859,559	501,964	5,280,660
Shares redeemed	(1,939,194)	(21,305,622)	(2,887,517)	(30,973,082)
NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(465,825)	$(5,226,851)	(1,458,716)	$(15,783,955)

Year Ended December 31	2019		2018
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	47,093	$517,358	43,477	$466,228
Shares issued to shareholders in payment of distributions declared	48,900	520,303	57,450	603,794
Shares redeemed	(252,919)	(2,769,073)	(330,799)	(3,514,182)
NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	(156,926)	$(1,731,412)	(229,872)	$(2,444,160)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(622,751)	$(6,958,263)	(1,688,588)	$(18,228,115)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2019 and 2018, was as follows:
	2019	2018
Ordinary income	$5,379,865	$5,884,457
As of December 31, 2019, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$5,261,941
Unrealized appreciation	$7,996,816
Undistributed long-term capital gains	$398,333
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales and mark-to-market of futures contracts.
At December 31, 2019, the cost of investments for federal tax purposes was $178,356,097. The net unrealized appreciation of investments for federal tax purposes was $7,996,816. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $8,260,701 and net unrealized depreciation from investments for those securities having an excess of cost over value of $263,885. The amounts presented are inclusive of derivative contracts.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2019, the Adviser voluntarily waived $150,000 of its fee.
Annual Shareholder Report
24

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2019, the annualized fee paid to FAS was 0.083% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Primary Shares and Service Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Primary Shares	0.25%
Service Shares	0.25%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2019, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Service Shares	$47,924
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.
For the year ended December 31, 2019, the Fund's Primary Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC and FAS) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, line of credit expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.74% and 0.99% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2019, were as follows:
Purchases	$37,804,797
Sales	$46,198,420
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7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2019, the Fund had no outstanding loans. During the year ended December 31, 2019, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2019, there were no outstanding loans. During the year ended December 31, 2019, the program was not utilized.
9. subsequent event
Effective on or about April 28, 2020, the name of the Trust and Fund will change to Federated Hermes Insurance Series and Federated Hermes Quality Bond Fund II, respectively.
Annual Shareholder Report
26

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED QUALITY BOND FUND II:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Quality Bond Fund II (the “Fund”), a portfolio of Federated Insurance Series, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period ended December 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Investors' investment companies since 2006.
Boston, Massachusetts
February 14, 2020
Annual Shareholder Report
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds used as variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During Period[1]
Actual:
Primary Shares	$1,000	$1,026.30	$3.78
Service Shares	$1,000	$1,024.50	$5.05
Hypothetical (assuming a 5% return before expenses):
Primary Shares	$1,000	$1,021.50	$3.77
Service Shares	$1,000	$1,020.20	$5.04
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses. The annualized net expense ratios are as follows:

Primary Shares	0.74%
Service Shares	0.99%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised six portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Hermes Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Hermes, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Hermes, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Hermes Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court's Board of Continuing Judicial Education and the Supreme Court's Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of certain of the Funds in the Federated Hermes Fund Family; Vice President, Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Hermes, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to joining Federated Hermes, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Hermes Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated Hermes in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes' taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated Hermes' money market products in 2004. She joined Federated Hermes in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
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Evaluation and Approval of Advisory Contract–May 2019
Federated Quality Bond Fund II (the “Fund”)
At its meetings in May 2019, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investment Management Company (the “Adviser”) and its affiliates (collectively, “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee
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and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's contractual advisory fee rate and other expenses relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its
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Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' objectives or investment management techniques, or the costs to implement the funds, even within the same Peer Group.
For the periods covered by the CCO Fee Evaluation Report, the Fund's performance for the one-year period was above the median of the relevant Peer Group, and the Fund's performance fell below the median of the relevant Peer Group for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the
Annual Shareholder Report
35

appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report
36

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.
Annual Shareholder Report
37

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Quality Bond Fund II

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916884
CUSIP 313916785
G00433-14 (2/20)
© 2020 Federated Hermes, Inc.

Annual Shareholder Report
December 31, 2019

Federated Fund for U.S. Government Securities II

A Portfolio of Federated Insurance Series
IMPORTANT NOTICE TO SHAREHOLDERS
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund's shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by contacting the insurance company that offers your contract or your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from January 1, 2019 through December 31, 2019. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
John B. Fisher, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Fund for U.S. Government Securities II (the “Fund”), based on net asset value for the 12-month reporting period ended December 31, 2019, was 5.90%. The Fund's custom benchmark (“Blended Index”),1 which consists of a 67%/33% blend of the Bloomberg Barclays U.S. Mortgage Backed Securities Index and Bloomberg Barclays U.S. Government Bond Index, returned 6.51% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the Blended Index.
During the reporting period, the most significant factors affecting the Fund's performance relative to the Blended Index included: (a) security selection; (b) interest rate strategy; and (c) sector allocation.
MARKET OVERVIEW
Domestic economic growth was solid with real Gross Domestic Product (GDP) averaging 2.4% over the first three quarters (fourth quarter GDP was unavailable at time of publication) of the year accompanied by growth in nonfarm payrolls of 175,000 jobs per month. The U.S. unemployment rate fell from 3.8% to 3.5% during the reporting period. While economic growth was steady, signs of weakness and uncertainties led the Federal Open Market Committee (FOMC) to cut the federal funds rate on multiple occasions during the reporting period.
The federal funds rate was reduced 25 basis points after each of three separate meetings to a terminal range of 1.50% to 1.75%. Led by consumer spending, overall growth was moderate. However, signs of weakness in manufacturing and capital spending, along with trade uncertainties and a lack of significant inflationary pressures, led monetary policymakers to act. When central banks across the globe joined in the move to lower rates, market yields fell accordingly. Lower U.S. Treasury yields led to declines in the 30-year fixed mortgage rate during the reporting period, which decreased approximately 75 basis points to 3.75%. Refinance activity accelerated as homeowners reduced debt servicing cost but also extracted equity with cash out refinancing activity after an extended period of home price appreciation. The Mortgage Banker Association's Refinance Index soared 88% on a year-over-year basis.
Despite increased refinance activity, securitized assets performed well, posting positive excess returns for the period. Government-issued commercial mortgage-backed securities2 (MBS) posted strong excess returns, buoyed by strong investor demand and collateral performance. Fannie Mae and Freddie Mac-issued residential MBS led the government sector while Ginnie Mae-issued MBS lagged due to rapid prepayment activity.
The 2- and 10-year U.S. Treasury yields declined 92 and 77 basis points to yield 1.57% and 1.92%, respectively.3
Security selection
Falling market interest rates fueled mortgage prepayments as borrowers acted to reduce debt service costs via lower rate mortgages. In such an environment, mortgage investor demand for loans embedded with factors that reduce refinance risk typically increases. The Fund maintained significant exposure to such securities which experienced slower prepayments attributable to lower loan balances and geographic considerations, for example. Loans with these and other select factors posted relatively slower prepayments, and price premiums for such MBS, relative to generic collateral commonly referred to as “To Be Announced” (TBA) securities, increased substantially. Security selection made a positive impact on Fund performance.
INTEREST RATE STRATEGY
Portfolio effective duration was opportunistically adjusted during the course of the reporting period in a manner which reflected our view of market rates and expectations for movements. Such tactical investments proved profitable, and the strategy had a positive impact on Fund performance.
Sector allocation
Sector allocations to residential and commercial mortgages, agency debt and Treasury securities were adjusted during the reporting period in accordance with management outlook. An underweight allocation to agency residential mortgages in the latter part of the reporting period negatively impacted Fund performance as the sector posted strong excess return. Overall, sector allocation acted as a drag on Fund performance.
1	The Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMBS) and Bloomberg Barclays U.S. Government Bond Index (BBGI) returned 6.35% and 6.83%, respectively. The Blended Index is being used for comparison purposes because, although it is not the Fund's broad-based securities market index, the Fund's Adviser believes it more closely reflects the market sectors in which the Fund invests. The Fund's broad-based securities market index is the BBMBS. Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
3	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
Annual Shareholder Report
1

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Fund for U.S. Government Securities II (the “Fund”) from December 31, 2009 to December 31, 2019, compared to the Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMBS),2 the Bloomberg Barclays U.S. Government Bond Index (BBGI)3 and a blended index comprised of 67% BBMBS and 33% BBGI (“Blended Index”).2,3 The Average Annual Total Return table below shows returns averaged over the stated periods.
GROWTH OF A $10,000 INVESTMENT
Growth of $10,000 as of December 31, 2019
Average Annual Total Returns for the Period Ended 12/31/2019
	1 Year	5 Years	10 Years
Fund	5.90%	2.06%	2.66%
BBMBS	6.35%	2.58%	3.15%
BBGI	6.83%	2.36%	3.03%
Blended Index	6.51%	2.51%	3.12%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBMBS, BBGI and Blended Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The BBMBS covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The BBGI is a market value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more. The index is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report
2

Portfolio of Investments Summary Table (unaudited)
At December 31, 2019, the Fund's portfolio composition1 was as follows:
Type of Investments	Percentage of Total Net Assets
U.S. Government Agency Mortgage-Backed Securities	55.2%
U.S. Treasury Securities	26.7%
U.S. Government Agency Securities	7.5%
U.S. Government Agency Commercial Mortgage-Backed Securities	4.6%
Non-Agency Mortgage-Backed Securities	1.5%
Non-Agency Commercial Mortgage-Backed Securities	0.9%
Asset-Backed Securities	0.2%
Cash Equivalents[2]	3.2%
Other Assets and Liabilities—Net[3]	0.2%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
3

Portfolio of Investments
December 31, 2019
Principal Amount		Value
	U.S. TREASURIES—26.7%
	U.S. Treasury Bonds—4.1%
$500,000	2.250%, 8/15/2046	$486,171
1,000,000	2.750%, 8/15/2042	1,068,290
1,200,000	2.875%, 8/15/2045	1,312,468
1,025,000	2.875%, 5/15/2049	1,129,640
650,000	3.125%, 8/15/2044	739,988
	TOTAL	4,736,557
	U.S. Treasury Notes—22.6%
525,000	1.375%, 9/30/2023	519,873
3,000,000	1.750%, 5/15/2022	3,009,598
2,000,000	2.000%, 2/15/2023	2,022,245
850,000	2.250%, 11/15/2027	874,170
3,000,000	2.375%, 1/31/2023	3,066,734
3,000,000	2.500%, 1/15/2022	3,053,617
1,800,000	2.500%, 3/31/2023	1,849,264
1,000,000	2.500%, 2/28/2026	1,041,851
8,250,000	2.750%, 8/15/2021	8,399,407
2,500,000	2.750%, 7/31/2023	2,596,325
	TOTAL	26,433,084
	TOTAL U.S. TREASURIES (IDENTIFIED COST $30,094,020)	31,169,641
	ASSET-BACKED SECURITIES—0.2%
	Other—0.2%
133,872	Sofi Consumer Loan Program Trust 2016-1, Class A, 3.260%, 8/25/2025	134,889
89,091	Sofi Consumer Loan Program Trust 2016-2, Class A, 3.090%, 10/27/2025	89,297
69,816	Sofi Consumer Loan Program Trust 2016-3, Class A, 3.050%, 12/26/2025	69,947
	TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $292,749)	294,133
	GOVERNMENT AGENCIES—7.5%
	Federal Farm Credit System—1.1%
1,000,000	5.750%, 12/7/2028	1,289,111
	Federal Home Loan Bank System—2.7%
3,150,000	2.625%, 5/28/2020	3,163,444
	Federal Home Loan Mortgage Corporation—0.1%
72,000	6.750%, 9/15/2029	100,701
	Tennessee Valley Authority Bonds—3.6%
1,700,000	2.875%, 2/1/2027	1,788,995
2,000,000	4.650%, 6/15/2035	2,484,314
	TOTAL	4,273,309
	TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $7,821,534)	8,826,565
	MORTGAGE-BACKED SECURITIES—53.2%
	Federal Home Loan Mortgage Corporation—19.7%
654,475	3.000%, 11/1/2045	673,512
1,814,388	3.000%, 10/1/2046	1,856,958
722,213	3.000%, 10/1/2046	744,800
136,695	3.000%, 11/1/2046	139,903
1,477,101	3.500%, 7/1/2042	1,555,082
1,241,531	3.500%, 9/1/2043	1,306,299
Annual Shareholder Report
4

Principal Amount		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$ 344,353	3.500%, 5/1/2046	$362,856
2,757,695	3.500%, 11/1/2047	2,861,918
2,192,085	4.000%, 12/1/2041	2,348,542
249,339	4.000%, 1/1/2042	267,135
1,517,961	4.000%, 3/1/2046	1,607,328
641,971	4.000%, 11/1/2047	673,948
308,726	4.000%, 12/1/2047	324,104
414,999	4.000%, 4/1/2048	435,152
2,137,812	4.000%, 7/1/2048	2,232,941
11,141	4.500%, 10/1/2020	11,221
350,652	4.500%, 8/1/2040	381,092
776,001	4.500%, 12/1/2040	842,394
1,106,851	4.500%, 4/1/2041	1,200,168
11,972	5.000%, 2/1/2021	12,094
382,068	5.000%, 1/1/2034	418,253
111,215	5.000%, 5/1/2034	121,848
97,488	5.000%, 4/1/2036	107,419
24,410	5.000%, 5/1/2036	26,883
20,994	5.000%, 6/1/2036	23,130
178,941	5.000%, 6/1/2040	196,719
4,051	5.500%, 12/1/2020	4,100
636,707	5.500%, 5/1/2034	710,526
13,881	5.500%, 12/1/2035	15,604
152,589	5.500%, 2/1/2036	171,894
55,758	5.500%, 5/1/2036	62,735
9,701	5.500%, 5/1/2036	10,900
13,441	5.500%, 5/1/2036	15,150
4,527	5.500%, 6/1/2036	5,089
2,759	5.500%, 6/1/2036	3,101
104,991	5.500%, 11/1/2037	118,040
197,938	5.500%, 1/1/2038	222,536
187,666	5.500%, 3/1/2040	209,594
6,040	6.000%, 1/1/2032	6,851
5,289	6.000%, 1/1/2032	5,931
28,464	6.000%, 2/1/2032	32,106
123,897	6.000%, 4/1/2036	142,085
25,029	6.000%, 5/1/2036	28,820
196,739	6.000%, 6/1/2037	226,782
25,838	6.000%, 7/1/2037	29,698
14,376	6.500%, 6/1/2022	14,924
1,117	6.500%, 5/1/2024	1,200
8,154	6.500%, 3/1/2029	9,138
3,057	6.500%, 6/1/2029	3,415
3,104	6.500%, 7/1/2029	3,486
559	6.500%, 9/1/2029	623
2,127	7.000%, 12/1/2029	2,427
1,006	7.000%, 6/1/2030	1,137
213	7.000%, 11/1/2030	245
180,792	7.000%, 4/1/2032	210,591
18,069	7.500%, 12/1/2030	21,014
Annual Shareholder Report
5

Principal Amount		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal Home Loan Mortgage Corporation—continued
$ 11,046	7.500%, 1/1/2031	$12,813
3,413	8.500%, 5/1/2030	3,957
924	9.000%, 2/1/2025	1,008
896	9.000%, 5/1/2025	986
	TOTAL	23,040,205
	Federal National Mortgage Association—20.5%
1,293,530	3.000%, 10/1/2046	1,323,879
266,774	3.000%, 11/1/2046	274,200
1,896,254	3.000%, 11/1/2046	1,940,744
167,475	3.000%, 1/1/2047	171,195
1,287,215	3.000%, 1/1/2047	1,317,416
72,937	3.000%, 2/1/2047	75,218
922,042	3.000%, 2/1/2048	945,692
484,113	3.000%, 2/1/2048	496,531
472,942	3.000%, 7/1/2049	479,605
2,742,425	3.500%, 9/1/2042	2,892,349
1,640,477	3.500%, 8/1/2046	1,707,859
1,345,501	3.500%, 9/1/2046	1,400,346
2,226,642	3.500%, 12/1/2046	2,314,273
1,437,696	3.500%, 12/1/2047	1,493,379
751,888	3.500%, 1/1/2048	792,288
412,655	4.000%, 2/1/2041	442,236
1,080,421	4.000%, 12/1/2041	1,157,872
874,833	4.000%, 4/1/2042	936,726
397,070	4.000%, 2/1/2048	416,476
680,345	4.000%, 2/1/2048	713,170
813,571	4.000%, 2/1/2048	854,858
336,766	4.500%, 10/1/2041	364,948
290,378	5.000%, 7/1/2034	318,245
35,724	5.000%, 11/1/2035	39,326
19,555	5.500%, 11/1/2021	20,031
124,446	5.500%, 9/1/2034	139,406
71,797	5.500%, 1/1/2036	80,918
85,460	5.500%, 4/1/2036	96,229
17,461	6.000%, 8/1/2021	17,905
3,705	6.000%, 7/1/2029	4,094
2,022	6.000%, 5/1/2031	2,270
10,320	6.000%, 5/1/2036	11,856
5,573	6.000%, 7/1/2036	6,420
187,599	6.000%, 7/1/2036	215,593
48,334	6.000%, 9/1/2037	55,604
86,545	6.000%, 11/1/2037	99,561
42,477	6.000%, 12/1/2037	46,360
1,828	6.500%, 6/1/2029	2,071
2,308	6.500%, 6/1/2029	2,608
657	6.500%, 6/1/2029	743
341	6.500%, 7/1/2029	351
251	6.500%, 7/1/2029	283
27	6.500%, 7/1/2029	30
317	6.500%, 7/1/2029	356
Annual Shareholder Report
6

Principal Amount		Value
	MORTGAGE-BACKED SECURITIES—continued
	Federal National Mortgage Association—continued
$ 233	6.500%, 7/1/2029	$263
3,489	6.500%, 7/1/2029	3,946
239	6.500%, 8/1/2029	264
4,236	6.500%, 9/1/2030	4,820
27,978	6.500%, 6/1/2031	31,917
22,086	6.500%, 4/1/2032	25,070
1,693	7.000%, 2/1/2024	1,816
12,993	7.000%, 10/1/2029	14,913
3,346	7.000%, 10/1/2029	3,798
4,315	7.000%, 11/1/2030	4,985
51,460	7.000%, 4/1/2031	59,624
88,112	7.000%, 4/1/2032	102,604
2,035	7.500%, 8/1/2028	2,309
232	7.500%, 9/1/2028	266
3,721	7.500%, 2/1/2030	4,309
1,779	8.000%, 7/1/2030	2,073
	TOTAL	23,934,497
	Government Agency—0.2%
281,373	FDIC Trust 2013-R2, Class A, 1.250%, 3/25/2033	279,925
	Government National Mortgage Association—11.9%
2,577,116	3.000%, 11/20/2047	2,654,178
3,679,199	3.500%, 1/20/2048	3,845,507
1,177,956	3.500%, 2/20/2048	1,235,988
830,975	3.500%, 6/20/2049	857,630
843,839	3.500%, 9/20/2049	873,742
848,208	3.500%, 11/20/2049	879,922
549,869	4.500%, 6/20/2039	598,727
492,184	4.500%, 10/15/2039	537,502
630,729	4.500%, 8/20/2040	688,694
300,618	5.000%, 7/15/2034	328,586
24,078	6.000%, 4/15/2032	26,942
46,602	6.000%, 5/15/2032	52,493
78,313	6.000%, 4/15/2036	89,200
228,253	6.000%, 5/15/2036	259,601
210,249	6.000%, 5/15/2036	239,245
40,007	6.000%, 7/20/2036	45,456
38,524	6.000%, 5/20/2037	43,889
219,732	6.000%, 7/20/2038	251,138
4,483	6.500%, 12/15/2023	4,742
8,147	6.500%, 5/15/2024	8,648
2,114	6.500%, 6/15/2029	2,363
4,801	6.500%, 6/15/2031	5,390
5,004	6.500%, 7/20/2031	5,677
4,714	6.500%, 8/20/2031	5,345
24,964	6.500%, 10/15/2031	28,423
46,406	6.500%, 12/15/2031	52,468
7,009	6.500%, 4/15/2032	7,937
24,841	6.500%, 5/15/2032	28,188
203,692	6.500%, 5/15/2032	232,756
1,652	7.500%, 10/15/2029	1,905
Annual Shareholder Report
7

Principal Amount			Value
		MORTGAGE-BACKED SECURITIES—continued
		Government National Mortgage Association—continued
$ 384		7.500%, 10/15/2029	$444
4,612		7.500%, 3/20/2030	5,293
1,007		8.000%, 4/15/2030	1,164
		TOTAL	13,899,183
	[1]	Uniform Mortgage-Backed Securities, TBA—0.9%
1,000,000		3.000%, 1/20/2050	1,027,210
		TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $58,902,092)	62,181,020
		COLLATERALIZED MORTGAGE OBLIGATIONS—3.5%
		Federal National Mortgage Association—1.0%
1,123,034	[2]	Federal National Mortgage Association REMIC, Series 2019-56, Class AF, 2.192% (1-month USLIBOR +0.400%), 10/25/2049	1,120,727
		Government National Mortgage Association—1.0%
1,125,374		Government National Mortgage Association REMIC, Series 2015-47, Class AE, 2.900%, 11/16/2055	1,139,924
		Non-Agency Mortgage-Backed Securities—1.5%
120,120		Credit Suisse Mortgage Trust 2007-4, Class 4A2, 5.500%, 6/25/2037	71,641
243,805		Credit Suisse Mortgage Trust 2014-WIN2, Class A2, 3.500%, 10/25/2044	245,785
533,110		Credit Suisse Mortgage Trust 2015-WIN1, Class A6, 3.500%, 12/25/2044	537,494
950,825		Sequoia Mortgage Trust 2014-4, Class A5, 3.500%, 11/25/2044	958,813
		TOTAL	1,813,733
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $4,113,819)	4,074,384
		COMMERCIAL MORTGAGE-BACKED SECURITIES—5.5%
		Agency Commercial Mortgage-Backed Securities—4.6%
1,455,000		FHLMC REMIC, Series K064, Class A2, 3.224%, 3/25/2027	1,538,892
1,143,000		FHLMC REMIC, Series K727, Class A2, 2.946%, 7/25/2024	1,177,472
2,500,000		FHLMC REMIC, Series KC03, Class A2, 3.499%, 1/25/2026	2,625,135
		TOTAL	5,341,499
		Non-Agency Commercial Mortgage-Backed Securities—0.9%
1,100,000		Fontainebleau Miami Beach Trust, Class A, 3.195%, 12/10/2036	1,124,064
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $6,323,522)	6,465,563
		REPURCHASE AGREEMENT—3.2%
3,699,000	[3]	Interest in $450,000,000 joint repurchase agreement 1.57%, dated 12/31/2019 under which BMO Capital Markets Corp. will repurchase securities provided as collateral for $450,039,250 on 1/2/2020. The securities provided as collateral at the end of the period held with BNY Mellon as tri-party agent, were U.S. Government Agency and U.S. Treasury securities with various maturities to 11/20/2069 and the market value of those underlying securities was $460,414,804. (IDENTIFIED COST $3,699,000)	3,699,000
		TOTAL INVESTMENT IN SECURITIES—99.8% (IDENTIFIED COST $111,246,736)[4]	116,710,306
		OTHER ASSETS AND LIABILITIES - NET—0.2%[5]	224,719
		TOTAL NET ASSETS—100%	$116,935,025
1	All or a portion of these To Be Announced Securities (TBAs) are subject to dollar-roll transactions.
2	Floating/variable note with current rate and current maturity or next reset date shown.
3	All or a portion of these securities are segregated pending settlement of when issued and delayed delivery transactions.
4	The cost of investments for federal tax purposes amounts to $111,162,188.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at December 31, 2019.
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8

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of December 31, 2019, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
The following acronyms are used throughout this portfolio:
FDIC	—Federal Deposit Insurance Corporation
FHLMC	—Federal Home Loan Mortgage Corporation
LIBOR	—London Interbank Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit
TBA	—To Be Announced
See Notes which are an integral part of the Financial Statements
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9

Financial Highlights
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$10.52	$10.73	$10.78	$10.88	$11.12
Income From Investment Operations:
Net investment income[1]	0.27	0.24	0.23	0.23	0.25
Net realized and unrealized gain (loss)	0.34	(0.20)	(0.03)	(0.06)	(0.19)
TOTAL FROM INVESTMENT OPERATIONS	0.61	0.04	0.20	0.17	0.06
Less Distributions:
Distributions from net investment income	(0.26)	(0.25)	(0.25)	(0.27)	(0.30)
Net Asset Value, End of Period	$10.87	$10.52	$10.73	$10.78	$10.88
Total Return[2]	5.90%	0.45%	1.92%	1.61%	0.52%
Ratios to Average Net Assets:
Net expenses	0.78%	0.78%	0.78%	0.76%	0.76%
Net investment income	2.49%	2.28%	2.13%	2.12%	2.25%
Expense waiver/reimbursement[3]	0.10%	0.08%	0.07%	0.06%	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$116,935	$120,654	$132,958	$152,795	$168,742
Portfolio turnover	65%	64%	24%	53%	34%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	61%	64%	24%	41%	27%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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10

Statement of Assets and Liabilities
December 31, 2019
Assets:
Investment in securities, at value (identified cost $111,246,736)		$116,710,306
Cash		495
Income receivable		511,803
Receivable for investments sold		539,958
Receivable for shares sold		267,048
TOTAL ASSETS		118,029,610
Liabilities:
Payable for investments purchased	$1,027,292
Payable for shares redeemed	4,674
Payable for investment adviser fee (Note 5)	1,688
Payable for administrative fees (Note 5)	251
Payable for portfolio accounting fees	50,376
Accrued expenses (Note 5)	10,304
TOTAL LIABILITIES		1,094,585
Net assets for 10,757,099 shares outstanding		$116,935,025
Net Assets Consist of:
Paid-in capital		$110,419,543
Total distributable earnings (loss)		6,515,482
TOTAL NET ASSETS		$116,935,025
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$116,935,025 ÷ 10,757,099 shares outstanding, no par value, unlimited shares authorized		$10.87
See Notes which are an integral part of the Financial Statements
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11

Statement of Operations
Year Ended December 31, 2019
Investment Income:
Interest		$3,892,124
Net income on securities loaned		13
TOTAL INCOME		3,892,137
Expenses:
Investment adviser fee (Note 5)	$715,049
Administrative fee (Note 5)	95,981
Custodian fees	16,850
Transfer agent fee	11,721
Directors'/Trustees' fees (Note 5)	1,994
Auditing fees	26,252
Legal fees	9,218
Portfolio accounting fees	100,417
Printing and postage	42,108
Miscellaneous (Note 5)	22,711
TOTAL EXPENSES	1,042,301
Waiver of investment adviser fee (Note 5)	(114,711)
Net expenses		927,590
Net investment income		2,964,547
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		19,228
Net change in unrealized appreciation of investments		3,916,810
Net realized and unrealized gain (loss) on investments		3,936,038
Change in net assets resulting from operations		$6,900,585
See Notes which are an integral part of the Financial Statements
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12

Statement of Changes in Net Assets
Year Ended December 31	2019	2018
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,964,547	$2,850,913
Net realized gain (loss)	19,228	(1,264,848)
Net change in unrealized appreciation/depreciation	3,916,810	(1,271,303)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	6,900,585	314,762
Distributions to Shareholders	(2,868,385)	(3,072,484)
Share Transactions:
Proceeds from sale of shares	12,195,308	12,071,536
Net asset value of shares issued to shareholders in payment of distributions declared	2,868,385	3,072,484
Cost of shares redeemed	(22,814,592)	(24,690,505)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(7,750,899)	(9,546,485)
Change in net assets	(3,718,699)	(12,304,207)
Net Assets:
Beginning of period	120,653,724	132,957,931
End of period	$116,935,025	$120,653,724
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
13

Notes to Financial Statements
December 31, 2019
1. ORGANIZATION
Federated Insurance Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of six portfolios. The financial statements included herein are only those of Federated Fund for U.S. Government Securities II (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts. The investment objective of the Fund is to provide current income.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”), and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform
Annual Shareholder Report
14

Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. The detail of the total fund expense waiver of $114,711 is disclosed in Note 5.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended December 31, 2019, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2019, tax years 2016 through 2019 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
The Fund may transact in To Be Announced Securities (TBAs). As with other delayed-delivery transactions, a seller agrees to issue TBAs at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms such as issuer, interest rate and terms of underlying mortgages. The Fund records TBAs on the trade date utilizing information associated with the specified terms of the transaction as opposed to the specific mortgages. TBAs are marked to market daily and begin earning interest on the settlement date. Losses may occur due to the fact that the actual underlying mortgages received may be less favorable than those anticipated by the Fund.
Dollar-Roll Transactions
The Fund engages in dollar-roll transactions in which the Fund sells mortgage-backed securities with a commitment to buy similar (same type, coupon and maturity), but not identical mortgage-backed securities on a future date. Both securities involved are TBA mortgage-backed securities. The Fund treats dollar-roll transactions as purchases and sales. Dollar-rolls are subject to interest rate risks and credit risks.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration risk and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
During the year ended December 31, 2019, the Fund held no futures contracts.
Securities Lending
The Fund participates in a securities lending program providing for the lending of government securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund's NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash
Annual Shareholder Report
15

collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
As of December 31, 2019, the Fund had no outstanding securities on loan.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended December 31	2019	2018
Shares sold	1,141,328	1,157,893
Shares issued to shareholders in payment of distributions declared	275,806	298,589
Shares redeemed	(2,134,461)	(2,377,228)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(717,327)	(920,746)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended December 31, 2019 and 2018, was as follows:
	2019	2018
Ordinary income	$2,868,385	$3,072,484
As of December 31, 2019, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$2,991,083
Net unrealized appreciation	$5,526,621
Capital loss carryforwards	$(2,002,222)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for deferral of losses on wash sales, straddle loss deferrals and discount accretion/premium amortization on debt securities.
At December 31, 2019, the cost of investments for federal tax purposes was $111,162,188. The net unrealized appreciation of investments for federal tax purposes was $5,526,621. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $5,615,704 and net unrealized depreciation from investments for those securities having an excess of cost over value of $89,083.
As of December 31, 2019, the Fund had a capital loss carryforward of $2,002,222 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$436,847	$1,565,375	$2,002,222
At December 31, 2019, for federal income tax purposes, the Fund had $21,497 in straddle loss deferrals.
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16

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2019, the Adviser voluntarily waived $114,711 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended December 31, 2019, the annualized fee paid to FAS was 0.081% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Expense Limitation
The Adviser and certain of its affiliates (which may include FAS) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective May 1, 2019, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.78% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2020; or (b) the date of the Fund's next effective Prospectus. Prior to May 1, 2019, the Fee Limit disclosed above was 0.76%. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2019, were as follows:
Purchases	$8,683,855
Sales	$3,781,820
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of December 31, 2019, the Fund had no outstanding loans. During the year ended December 31, 2019, the Fund did not utilize the LOC.
Annual Shareholder Report
17

8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of December 31, 2019, there were no outstanding loans. During the year ended December 31, 2019, the program was not utilized.
9. subsequent event
Effective on or about April 28, 2020, the name of the Trust and Fund will change to Federated Hermes Insurance Series and Federated Hermes Fund for U.S. Government Securities II, respectively.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Fund for U.S. Government Securities II (the “Fund”), a portfolio of Federated Insurance Series, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period ended December 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Investors' investment companies since 2006.
Boston, Massachusetts
February 14, 2020
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other variable investment options. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 to December 31, 2019.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 7/1/2019	Ending Account Value 12/31/2019	Expenses Paid During Period[1]
Actual	$1,000	$1,015.90	$3.96
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.30	$3.97
1	Expenses are equal to the Fund's annualized net expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The expenses shown in the table do not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised six portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: September 1993	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Hermes Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Hermes, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Hermes, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Hermes Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court's Board of Continuing Judicial Education and the Supreme Court's Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: September 1999	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.
John B. Fisher Birth Date: May 16, 1956 PRESIDENT Officer since: November 2004	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of certain of the Funds in the Federated Hermes Fund Family; Vice President, Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Hermes, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to joining Federated Hermes, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Hermes Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated Hermes in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes' taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated Hermes' money market products in 2004. She joined Federated Hermes in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
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Evaluation and Approval of Advisory Contract–May 2019
Federated Fund for U.S. Government Securities II (the “Fund”)
At its meetings in May 2019, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investment Management Company (the “Adviser”) and its affiliates (collectively, “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee
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and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's contractual advisory fee rate and other expenses relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its
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Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' objectives or investment management techniques, or the costs to implement the funds, even within the same Peer Group.
For the periods covered by the CCO Fee Evaluation Report, the Fund's performance for the three-year and five-year periods was above the median of the relevant Peer Group and the Fund's performance was at median of the relevant Peer Group for the one-year period.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the
Annual Shareholder Report
27

appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report
28

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com.
Annual Shareholder Report
29

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.
Federated Fund for U.S. Government Securities II

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313916207
G00846-01 (2/20)
© 2020 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $181,350

Fiscal year ended 2018 - $181,350

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2019 - $0

Fiscal year ended 2018 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2019 – 0%

Fiscal year ended 2018 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2019 - $68,304

Fiscal year ended 2018 - $0

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firm, KPMG LLP (“KPMG”), has the ability to exercise objective and impartial judgment on all issues encompassed within its audit services. KPMG is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of KPMG, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In its required communications to the Audit Committee of the registrant’s Board, KPMG informed the Audit Committee that KPMG and/or covered person professionals within KPMG maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies audited by KPMG (collectively, the “KPMG Funds”).

KPMG informed the Audit Committee that KPMG believes that these lending relationships described above do not and will not impair KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that KPMG has been and is capable of objective and impartial judgment on all issues encompassed within KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On June 18, 2019, the SEC adopted amendments (effective October 3, 2019) to the Loan Rule, which, refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

If it were to be determined that the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the KPMG Funds.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Insurance Series

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date February 14, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ John B. Fisher

John B. Fisher, Principal Executive Officer

Date February 14, 2020

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date February 14, 2020